AIRCRAFT LEASE AGREEMENT


                                     between


                            Indigo Aviation AB (publ)
                                    as Lessor


                                       and


                             Frontier Airlines, Inc

                                    as Lessee

                          Dated as of 2nd of June 1999





Aircraft Make and Model:                     One Boeing 737-3S1
Aircraft Manufacturer's Serial Number:       24856
Aircraft Registration Mark:                  N372TA
                                             (to be changed to N311FL)
Engines Make and Model:                      CFM56-3C1
Engines Serial Numbers:                      724667 and 725630



To the extent, if any, that this Agreement constitutes chattel paper under the Uniform Commercial Code in any jurisdiction, no security interest in this Agreement may be created through the transfer and possession of any counterpart other than the original counterpart of this Agreement, so identified by the signature of Lender on the receipt set forth on the signature page of such original counterpart.


Items marked with "*" have been omitted pursuant to a request for confidential treatment.

TABLE OF CONTENTS

1. DEFINITIONS................................................................2
   1.1 Definitions............................................................2
   1.2 Construction..........................................................11
2. REPRESENTATIONS AND WARRANTIES............................................14
   2.1 Lessee's Representations and Warranties...............................14
   2.2 Lessor's Representations and Warranties...............................17
   2.3 Survival of Representations and Warranties............................18
3. CONDITIONS PRECEDENT......................................................19
   3.1 Lessor's Conditions Precedent.........................................19
   3.2 Waiver................................................................20
   3.3 Lessee's Conditions Precedent.........................................20
   3.4 Waiver................................................................21
4. DELIVERY CONDITION AND INSPECTION OF AIRCRAFT.............................22
   4.1 Lessee Selection of Aircraft..........................................22
   4.2 Condition at Delivery.................................................22
   4.3 Lessee Inspection and Acceptance Flight...............................22
   4.4 Delivery of Aircraft to Lessee........................................22
   4.5 Lessee's Failure to take Delivery.....................................22
5. LEASE TERM................................................................24
   5.1 Lease Term............................................................24
   5.2 Expiry Date...........................................................24
   5.3 Survival of Certain Lessee Obligations................................25
   5.4 Risk                                                                 .25
6. DELIVERY..................................................................26
   6.1 Location and Time of Delivery.........................................26
   6.2 Delay or Failure in Delivery..........................................26
7. RENT......................................................................27
   7.1 Basic Rent Period.....................................................27
   7.2 Time of Payment of Basic Rent.........................................27
   7.3 Amount of Basic Rent..................................................27
   7.4 Maintenance Reserves..................................................27
   7.5 Supplemental Rent for Excess Cycles...................................27
8. SECURITY DEPOSIT..........................................................28
   8.1 Security Deposit......................................................28
   8.2 Letter of Credit......................................................28
   8.3 Lessor's Rights.......................................................28
9. MAINTENANCE RESERVES......................................................30
   9.1 Amount................................................................30
   9.2 Payments..............................................................30
   9.3 Adjustment............................................................30
   9.4 Release of Maintenance Reserves.......................................30
   9.5 Costs in Excess of Maintenance Reserves...............................32
   9.6 Reimbursement after Expiry Date.......................................32
10. PAYMENTS.................................................................33
   10.1 Account for Lessee Payments..........................................33
   10.2 Default Interest.....................................................33
   10.3 Absolute Obligations.................................................33
   10.4 Application of Payments to Lessor....................................34
   10.5 Currency Indemnity...................................................34
   10.6 Set-off..............................................................35
   10.7 Time for Payments....................................................35
11. LESSOR'S COVENANTS.......................................................36
   11.1 Quiet Enjoyment......................................................36
   11.2 Lessor Obligations Following Expiry Date.............................36
12. LESSEE'S COVENANTS.......................................................37
   12.1 Duration.............................................................37
   12.2 Information..........................................................37
   12.3 Lessor Visits........................................................38
   12.4 Periodic Estoppel Certificates.......................................39
   12.5 Airport and Navigation Charges.......................................39
   12.6 Operation of Aircraft................................................40
   12.7 Areas of Operation...................................................40
   12.8 Non-Prejudicial Action...............................................40
   12.9 Non-Representation of Lessor.........................................41
   12.10 Inspection..........................................................41
   12.11 Registration........................................................41
   12.12 Name Plates.........................................................42
   12.13 Geneva Convention...................................................42
   12.14 Merger and Shareholding.............................................43
   12.15 Ownership...........................................................43
   12.16 Maintenance of Principal Business Place.............................43
   12.17 Maintenance of Flight Records.......................................44
13. POSSESSION...............................................................45
   13.1 No Relinquishment of Possession......................................45
   13.2 Copy of Sublease.....................................................48
   13.3 Lessee Primarily Liable..............................................48
   13.4 Recognition of Rights................................................48
14. SECURITY INTERESTS.......................................................49
   14.1 Title................................................................49
   14.2 No Security Interests................................................49
   14.3 Base of Aircraft.....................................................49
   14.4 Notice to Lessor.....................................................49
   14.5 Procure Release......................................................49
15. MAINTENANCE AND REPAIR...................................................50
   15.1 General Obligations..................................................50
   15.2 Specific Obligations.................................................51
16. REPLACEMENT OF PARTS.....................................................53
   16.1 Replacement of Parts.................................................53
   16.2 Title to Replacement Parts...........................................53
   16.3 Pooling of Parts.....................................................54
   16.4 Alterations..........................................................54
   16.5 Removal of Parts.....................................................55
   16.6 Substitution of Engine...............................................55
   16.7 Temporary Removal of Parts...........................................56
   16.8 Parts Incapable of Transfer..........................................57
17. MANUFACTURER'S WARRANTIES................................................58
   17.1 Authorization........................................................58
   17.2 Proceeds.............................................................58
   17.3 Agreements with Manufacturers........................................59
   17.4 No Operation Contrary to Warranties..................................59
18. DISCLAIMERS..............................................................60
   18.1 General..............................................................60
   18.2 As Is, Where Is......................................................60
   18.3 Waiver of Warranty of Description....................................61
   18.4 Lessee Acknowledgement...............................................61
   18.5 Lessee Waiver........................................................61
   18.6 Lessee Examination of Aircraft.......................................61
   18.7 No Lessor Liability for Losses.......................................62
   18.8 Exclusion............................................................62
   18.9 Waiver...............................................................62
   18.10 No Waiver...........................................................63
   18.11 Confirmation........................................................63
19. INDEMNITIES..............................................................64
   19.1 General Indemnity....................................................64
   19.2 Exception to General Indemnity.......................................64
   19.3 Time of Payment......................................................65
   19.4 Survival of General Indemnity........................................65
   19.5 Notice to Lessee.....................................................65
20. TAXATION.................................................................66
   20.1 Gross-up.............................................................66
   20.2 Tax Indemnity........................................................66
   20.3 Value Added Taxes....................................................67
   20.4 Taxation of Indemnity Payments.......................................68
   20.5 Benefit of Indemnities...............................................68
   20.6 Lessor Indemnification...............................................68
   20.7 Survival of Tax Indemnities..........................................68
   20.8 Mitigation and Co-operation..........................................68
   20.9 Furnishing Forms.....................................................69
21. INSURANCE................................................................70
   21.1 Insurances...........................................................70
   21.2 Reinsurance..........................................................70
   21.3 Requirements.........................................................70
   21.4 Insurance Covenants..................................................71
   21.5 Renewal of Insurances................................................72
   21.6 Failure to Insure....................................................73
   21.7 Continuation of Insurances...........................................73
   21.8 Application of Insurance Proceeds....................................73
   21.9 Pursuit of Claims....................................................74
22. TOTAL LOSS AND REQUISITION...............................................75
   22.1 Total Loss Prior to Delivery.........................................75
   22.2 Total Loss After Delivery............................................75
   22.3 Total Loss of Engines................................................76
   22.4 Requisition..........................................................76
23. REDELIVERY...............................................................78
   23.1 Redelivery of Aircraft...............................................78
   23.2 Final Inspection.....................................................79
   23.3 Discrepancies........................................................79
   23.4 Non-compliance.......................................................79
   23.5 Acknowledgement......................................................80
   23.6 Storage etc..........................................................80
24. EVENTS OF DEFAULT........................................................81
   24.1 Notice...............................................................81
   24.2 Events...............................................................81
   24.3 Lessor's Rights......................................................84
   24.4 Default Payments.....................................................85
   24.5 Cumulative Rights....................................................86
25. ASSIGNMENT AND TRANSFER..................................................87
   25.1 By Lessee............................................................87
   25.2 By Lessor............................................................87
   25.3 Assignment to Lender.................................................87
   25.4 Lessee Co-operation..................................................87
   25.5 Lessor Includes Lessor's Assignee and Lender.........................88
26. MISCELLANEOUS PROVISIONS.................................................89
   26.1 Rights Cumulative, Waivers...........................................89
   26.2 Delegation...........................................................89
   26.3 Expenses.............................................................89
   26.4 Time of Essence......................................................90
   26.5 Entire Agreement.....................................................90
   26.6 Further Assurances...................................................90
   26.7 Language.............................................................90
   26.8 Variation............................................................90
   26.9 Invalidity of any Provision..........................................90
   26.10 Survival............................................................91
   26.11 Reimbursement.......................................................91
   26.12 Press Releases......................................................91
   26.13 Power of Attorney...................................................91
   26.14 Usury Laws..........................................................91
   26.15 Confidentiality.....................................................92
   26.16 Counterparts........................................................92
   26.17 Bankruptcy..........................................................92
27. NOTICES..................................................................94
28. GOVERNING LAW AND JURISDICTION...........................................95
   28.1 New York Law.........................................................95
   28.2 Non-exclusive Jurisdiction in New York...............................95
   28.3 Service of Process Agent.............................................95
   28.4 Waiver...............................................................95





SCHEDULES

Schedule 1    Aircraft Specification                                         97
              Annexure 1Aircraft Documents                                  100
Schedule 2    Certain Business Terms                                        103
Schedule 3    Insurance Requirements                                        106
Schedule 4    Delivery Conditions                                           112
Schedule 5    Acceptance Certificate                                        115
Schedule 6    Officer's Certificate                                         118
Schedule 7    Letter of Authority                                           120
Schedule 8    Power of Attorney                                             121
Schedule 9    Opinion of Lessee Counsel                                     123
Schedule 10   Monthly Aircraft Utilisation and Status Report                128
Schedule 11   Letter of Quiet Enjoyment                                     131
Schedule 12   Return Conditions                                             132
Schedule 13   Return Acceptance Certificate                                 135
                         Annexure 1Aircraft Documents                       138
                         Annexure 2Discrepancies                            141
Schedule 14   Lease Supplement                                              142

THIS AGREEMENT is made as of 2nd of June 1999.

BETWEEN:

(1) INDIGO AVIATION AB (PUBL) a Swedish limited liability company whose address and principal place of business is at Sodra Forstadsgatan 4, S-211 43 Malmo, Sweden, ("Lessor"); and

(2) FRONTIER AIRLINES, INC. a Colorado corporation whose address and principal place of business is at 12015 E. 46th Avenue, Denver, Colorado, United States of America ("Lessee").

WHEREAS

Owner Trustee holds title to the Aircraft for the benefit of Lessor;

Owner Trustee, as headlessor, leases the Aircraft to Lessor under the terms of the Headlease Agreement;

In consideration of and subject to the mutual covenants, terms and conditions contained in this Agreement, Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor the Aircraft for the Lease Term and the parties further agrees as follows:

DEFINITIONS

1.1      Definitions

In this Agreement the following words and expressions have the following meanings unless the context otherwise requires:

Acceptance Certificate means a certificate of acceptance substantially in the form set out in Schedule 5;

Agreed Value has the meaning ascribed to it in Schedule 2;

Aircraft means the Airframe, the Engines, the Parts and the Aircraft Documents, collectively. As the context requires, the Aircraft may also mean the Airframe, any Engine, any Part, the Aircraft Documents or any part thereof individually;

Aircraft Documents means the documents, data and records referred to in Annexure 1 to Schedule 1 of this Agreement and, at Delivery, more closely identified in Annexure 1 to the Acceptance Certificate and all additions, renewals, revisions and replacements from time to time made to any of the foregoing in accordance with this Agreement;

Airframe means the airframe described in Schedule 1 together with all Parts relating thereto (except Engines or engines);

Air Navigation Charges means all charges incurred with the furnishing, issue or provision of information, directions and other facilities in connection with the navigation or movement of the Aircraft (including the control or movement of vehicles in any part of an airport used for the movement of aircraft);

Airport Charges means all charges incurred in connection with the landing, parking or taking-off of aircraft at airports or for the use of, or for services provided at, airports;

Airworthiness Directive means an airworthiness directive or other mandatory requirement issued by the FAA or any other Aviation Authority or Government Entity;

APU means the auxiliary power unit installed on the Aircraft on the Delivery Date and any replacement auxiliary power unit installed in accordance with this Agreement, title to which is transferred to Owner Trustee;

Assignment of Insurances means the assignment by Lessee to Lessor, or at the request of Lessor, to Lender, of all of Lessee's rights, title and interest in and to the Insurances with respect to the Aircraft (other than the Insurances relating to liability) or any other form of Security Interest in favour of Lessor, Owner Trustee or Lender in and to the Insurances with respect to the Aircraft;

Aviation Authority means all and any of the authorities, government departments, committees or agencies which under the laws of the State of Registration shall from time to time:

(a)           have control or supervision of civil aviation in that state; or

(b)           have  jurisdiction   over  the   registration,   airworthiness  or
              operation of, or other matters relating to, the Aircraft;

Basic Rent means all amounts payable pursuant to Clause 7.3;

Basic Rent Period means each period ascertained in accordance with Clause 7.1;

Business Day means any day (other than a Saturday or Sunday or holidays scheduled by law) on which banks are open for foreign exchange business in London, New York and Stockholm;

"C" Check means a "C" check (a complete zonal and systems check and the corresponding lower "A" and "B" checks or equivalent in accordance with the MPD) in accordance with the Maintenance Program;

Conditions Precedent means the conditions specified in Clause 3;

CPCP means corrosion prevention control program;

Cycle means one take-off and landing of the Airframe or, in relation to an Engine or Part, one take-off and landing of the airframe to which that Engine or Part may be attached;

"D" Check means a "C7" Check plus structural items (a complete "block" system, zonal, corrosion and structural inspection in accordance with the MPD);

Damage Notification Threshold has the meaning ascribed to it in Schedule 2;

Default means any Event of Default or any event which with the lapse of time or giving of notice or making of any determination, would constitute an Event of Default;

Default Rate means, for the relevant period, 3% percent above the rate of interest at the start of that relevant period publicly quoted by Chase Manhattan Bank N.A as its prime rate;

Delivery means delivery of the Aircraft by Lessor to Lessee pursuant to Clause 6

Delivery Date means the date on which Delivery occurs;

Delivery Location means San Salvador, El Salvador or such other location as Lessor and Lessee may agree;

Dollars and US$ means the lawful currency of the United States of America;

Engine means, whether or not for the time being installed on the Aircraft:

(a) each engine of the manufacture, model and serial number specified in Schedule 1 which Lessor elects to tender to Lessee, whether or not installed on the Airframe on the Delivery Date, such engines being described as to serial numbers on the Acceptance Certificate; or

(b) any engine that has replaced that engine, title to which has, or should have, passed to Owner Trustee in accordance with this Agreement,

and in each case includes all modules and Parts from time to time belonging to or installed in that engine but excludes any properly replaced engine title to which has, or should have, passed to Lessee pursuant to this Agreement;

Engine Agreed Value has the meaning ascribed to it in Schedule 2;

Engine Manufacturer means CFM International;

Engine  Performance  Restoration  Visit means any Overhaul,  refurbishment,  hot section inspection, replacement of internal life limited parts, disassembly, assembly and testing required thereof during an engine shop visit which requires, as a minimum, a major disassembly of an Engine and the removal and reinstallation of internal rotating parts;

Engine Total Loss means the occurrence with respect to an Engine only, whether or not installed on the Airframe, of any of those events described in the definition of Total Loss;

Event of Default means any event specified in Clause 24.2;

Expiry Date means the date determined in accordance with Clause 5.2;

FAA  means  the  Federal   Aviation   Administration   of  the   Department   of
Transportation of the United States of America and any successor thereof;

FAR means the Federal Aviation Regulations set forth in Title 14 of the United States Code of Federal Regulations, as amended, modified or replaced from time to time and any successor regulation thereto;

Federal Aviation Act means Title 49 Subtitle VII of the U.S. Code, as amended, modified or replaced from time to time;

Final Inspection has the meaning given to it in Clause 23.2;

Financial Indebtedness means any indebtedness in respect of:

(a)           moneys borrowed or raised;

(b)           payments due under finance or operating leases;

(c) any guarantee or indemnity in respect of obligations of the type referred to in paragraphs (a) or (b);

Flight Hour means each hour or part thereof (rounded up to two decimal places) elapsing from the moment the wheels of the Aircraft leave the ground at take off until the wheels of the Aircraft next touch the ground at landing;

Geneva Convention means the Convention on the International Recognition of Rights in Aircraft signed in Geneva, Switzerland on 19 June 1948, and amended from time to time, but excluding the terms of any adhesion thereto or ratification thereof containing reservations to which the State of Registration does not accede;

Government Entity means:

(a) any national, state or local government, political subdivision thereof, or local jurisdiction therein;

(b) any instrumentality, board, commission, court, or agency of any thereof, however constituted including, for the avoidance of doubt, the Aviation Authority; and

(c) any association, organization, or institution of which any of the above is a member or to whose jurisdiction any thereof is subject or in whose activities any of the above is a participant;

Headlease Agreement means the aircraft headlease agreement entered into between Owner Trustee and Lessor dated as of even date hereof and which is being filed with FAA simultaneously herewith;

Indemnitees means Lessor, Owner Trustee, Lender or any other person identified by Lessor to have an interest in the Transaction Documents and their respective successors and assigns, shareholders, subsidiaries, affiliates, partners, contractors, directors, officers, servants, agents and employees;

Insurances has the meaning ascribed to it in Clause 21.1;

Landing Gear means the landing gear assembly of the Aircraft, including all life limited parts;

Lease Expiry Date has the meaning ascribed to it in Schedule 2;

Lease Term has the meaning ascribed to it in Schedule 2;

Lender means any person or persons notified by Lessor to Lessee as providing financing to Owner Trustee or Lessor in respect of the acquisition, ownership or leasing of the Aircraft from time to time (including any successors in title or assignees of any such persons);

Lessor Lien means:

(a) any Security Interest from time to time created by or through Lessor in connection with the financing of the Aircraft;

(b) any other Security Interest in respect of the Aircraft that results from acts of or claims against Lessor not related to the transactions contemplated by or permitted under this Agreement;

(c)           any Security Interest in respect of the Aircraft for Lessor Taxes;

(d) any Security Interest in respect of the Aircraft existing prior to Delivery;

(e) any Security Interest arising as a result of any act or omission of Lessor that constitutes a breach by Lessor of this Agreement; or

(f) any Security Interest that results from any indebtedness, liability or other obligation arising by, through or under Lessor or any of the Indemnitees and that is not indemnified against by Lessee under this Agreement;

Lessor Taxes means Taxes:

(a)           imposed as a result of  activities  of Lessor in the  jurisdiction
              imposing  the  liability   unrelated  to  this  Agreement  or  the
              operation of the Aircraft by Lessee;

(b) imposed on the net income, profits or gains of Lessor (but excluding for the avoidance of doubt, taxes directly related to payment made under this Agreement); or

(c) imposed with respect to (i) any event occurring prior to the Delivery Date or after the Expiry Date or (ii) any period commencing and ending prior to Delivery Date or any period commencing after the Expiry Date;

Letter of Credit has the meaning ascribed to it in Clause 8.2;

LIBOR means the rate per annum which is the offered rate (if any) appearing on page 3750 of the Telerate screen (or any replacement page) which displays British Bankers Association Interest Settlement Rates for deposits in Dollars equal, or as close as practicable, to the period for which such rate is to be determined at 11:00 a.m. (London time) on the relevant date;

LLP means life limited part;

Loss means any and all loss, liability, obligation, action, claim, suits, proceeding, judgement, penalty, fine, damages, fee, cost, disbursement and expense and Losses shall be construed accordingly;

Maintenance Facility means a FAA approved maintenance facility or such other maintenance facility as Lessor may, in its absolute descretion, from time to time approve in writing;

Maintenance Program means Lessee's maintenance program as approved by the Aviation Authority provided in compliance with the MPD or such other maintenance program as Lessor may, in its absolute discretion, approve in writing;

Maintenance Reserves means all amounts payable pursuant to Clause 9.1;

Manufacturer means the Boeing Company, a Delaware Corporation with its principal office in Seattle, State of Washington, United States of America;

Minimum Liability Coverage has the meaning ascribed to it in Schedule 2;

Monthly Report means a report substantially in the form of Schedule 10;

Mortgage means a mortgage over the Aircraft created for the benefit of Lender;

MPD mean the Maintenance Planning Document published by the Manufacturer and applicable to the Aircraft;

Other Agreements means any other aircraft lease or sublease agreement or other agreement from time to time entered into between Lessor (or any parent company, subsidiary, associate or affiliate of Lessor) and Lessee (or any subsidiary, associate or affiliate of Lessee);

Overhaul means the full refurbishment of the Aircraft, an Engine, the APU, a Landing Gear, a module or a Part, as the case may be, in which such equipment has been disassembled, cleaned, thoroughly inspected, repaired, reworked or had a replacement of parts, reassembled, and tested to the tolerances and standards specified by the applicable manufacturer's overhaul procedures manual or equivalent;

Owner Trustee means First Security Bank, National Association;

Part means, whether or not for the time being installed in or attached to the Airframe or any Engine:

(a) any component, furnishing or equipment (other than a complete Engine) installed or attached to the Airframe or any Engine on the Delivery Date; and

(b) any other component, furnishing or equipment (other than a complete Engine) title to which has, or should have, passed to Owner Trustee pursuant to this Agreement;

but excludes any such items title to which has, or should have, passed to Lessee pursuant to this Agreement;

Permitted Air Carrier has the meaning ascribed to it in Clause13.1.1;

Permitted Lien means:

(a) any lien for Lessee Taxes not assessed or, if assessed, not yet due and payable, or being contested in good faith by appropriate proceedings;

(b) any inchoate liens of a repairer, materialman, workman, employee, mechanic, carrier, hangar keeper or other similar lien arising in the ordinary course of business in respect of obligations which are not overdue or are being contested in good faith by appropriate proceedings;

(c) any Lessee liens arising out of judgements or awards with respect to which at the time (i) an appeal proceedings for review is being contested diligently and in good faith and (ii) a stay of execution shall have been secured (and remains in force);

(d)           any Lessor Lien; and

(e) any Security Interest over the Aircraft created by Lessee with th written consent of Lessor,

but only if (in the case of (a), (b) and (c)) (i) adequate resources are available for the payment of those Taxes or obligations and (ii) such proceedings, or the continued existence of the lien, do not involve any danger (in the reasonable opinion of Lessor or Lender) of the sale, forfeiture or other loss of the Aircraft or any interest therein;

Prior Owner means TACA International Airlines;

Redelivery Date means the Expiry Date or the earlier date of termination of the leasing of the Aircraft in accordance with the terms of this Agreement;

Redelivery Location means a location in the continental US reasonably requested by Lessor or such other location as Lessor and Lessee may agree;

Rent means Basic Rent and Supplemental Rent;

Rent Date means the day preceding each Basic Rent Period;

Replacement Engine means an engine complying with Clause 16.6;

Return Conditions means the conditions specified in Schedule 12;

Scheduled Delivery Date has the meaning ascribed to it in Schedule 2;

Security Deposit has the meaning ascribed to it in Schedule 2;

Security Interest means any encumbrance or security interest, however and wherever created or arising, including without limitation, any right of ownership, security, mortgage, charge, pledge, lien, encumbrance, assignment, hypothecation or any other agreement or arrangement conferring security;

Side Letter means the Side Letter No. 1 to this Agreement between Lessor and Lessee (a copy of which has not been included in the FAA counterpart of this Agreement);

State of Incorporation means the State of Colorado, United States of America;

State of Registration means in relation to the Aircraft, the United States of America or any other state or territory in which the Aircraft is, in accordance with the provisions hereof, registered from time to time;

Supplemental Rent means any and all amounts, liabilities and obligations (other than Basic Rent) which Lessee assumes, agrees or is otherwise obligated to pay Lessor hereunder including Maintenance Reserves, Total Loss Proceeds, payment of Indemnity, interest or Default Interest;

Taxes means all present and future taxes, imports, levies, duties or charges, deductions, withholdings of any nature (including without limiting the foregoing any value added, franchise, transfer, sales, gross receipts, business, excise, personal property, stamp, documentary, registration or other tax of whatsoever nature) together with any assessments, fines, additions to tax or interest thereon included and Tax and Taxation shall be construed accordingly;

Total Loss means with respect to the Aircraft (including for the purposes of this definition the Airframe):

(a) the actual, constructive, compromised, arranged or agreed total loss of the Aircraft; or

(b)           the Aircraft being  destroyed,  damaged beyond  economic repair or
              permanently   rendered   unfit  for  normal  use  for  any  reason
              whatsoever; or

(c) the requisition of title, confiscation, sequestration restraint, detention, forfeiture or any compulsory acquisition or seizure or requisition for hire by or under the order of any government (whether civil, military or de facto) or public or local authorities or courts; or

(d) the hi-jacking, theft or disappearance of the Aircraft or any other occurrence resulting in loss of possession by Lessee and/or operation thereof for a period of thirty (30) consecutive days or longer;

(e) any sale of the Aircraft in connection with a Lessee bankruptcy whether by an administrator, trustee or court;

(f) any other occurrence not permitted under this Agreement that deprives Lessee of use and possession for a period of thirty (30) consecutive days or longer;

For the avoidance of doubt, a Total Loss of the Aircraft will be deemed to have occurred when a Total Loss of the Airframe occurs even if there has not been a Total Loss of an Engine or Engines;

Total Loss Date means:

(a) in the case of an actual total loss or destruction, damage beyond repair, or being rendered permanently unfit, the date on which such loss, destruction, damage or rendition occurs (or, if the date of loss or destruction is not known, the date on which the Aircraft or the relevant part thereof was last heard of);

(b) in the case of a constructive, compromised, arranged or agreed total loss, whichever shall be the earlier of (i) the date being sixty (60) days after the date on which notice claiming such total loss is issued to the insurers or brokers, and (ii) the date on which such loss is agreed or compromised by the insurers;

(c) in the case of paragraph (c) in the definition of Total Loss, the date on which the referred to therein takes effect;

(d) in the case of paragraph (d) in the definition of Total Loss, the final day of the said period of thirty (30) consecutive days;

(e) in the case of paragraph (e) in the definition of Total Loss, the date on which the Aircraft is sold; and

(f) in case of paragraph (f) above the definition of Total Loss, the final day of the said period of thirty (30) consecutive days;

Total  Loss  Proceeds   means  the  proceeds  of  any  insurance  or  any  other
compensation or similar payment arising in respect of a Total Loss;

Transaction Documents means

(a)           this Aircraft Lease Agreement;

(b)           the Acceptance Certificate;

(c)           the Assignment of Insurances;

(d) the acknowledgement by Lessee of the security assignment or the pledge of, inter alia, this Agreement in favour of the Lender and any documents duly executed pursuant to any of the foregoing by Lessee or Lessor;

(e)           the Lease Supplement; and

(f)           the Side Letter;

US Air Carrier means an air carrier (a) operating under (i) a certificate of public convenience and necessity issued under 49 U.S.C 41102(a) and of the type referred to in U.S.C section 1110, which is in full force and effect and (ii) an air carrier operators certificate issued pursuant to chapter 447 of the FAA for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo which is in full force and effect; and (b) qualifying as a debtor subject to 11 U.S.C section 1110;

1.2      Construction

1.2.1    References in this Agreement to:

          (i) Clauses or Schedules are, unless otherwise specified, references to Clauses of, and Schedules to, this Agreement;

          (ii) any statutory or other legislative provision shall be construed as including any statutory or legislative modification or re-enactment thereof, or any provision enacted in substitution therefor;

          (iii)the Aircraft includes any part of the Aircraft, and, where the context so admits, any of the Aircraft Documents, and references to any part of the Aircraft include any part of any Engine;

          (iv) the word person or persons or to words importing persons include individuals, partnerships, limited liability companies, corporations, government agencies, committees, departments, authorities and other bodies, corporate or unincorporated, whether having distinct legal personality or not;

          (v) Lessor or Lessee include any assignee or successor in title to the Lessor or the Lessee respectively (subject to the provisions of Clause 25);

          (vi) any agreement or instrument shall include such agreement or instrument as it may from time to time be amended, supplemented or substituted;

          (vii)an agreement shall also include a concession, contract, deed, franchise, license, treaty or undertaking (in each case, whether oral or written);

          (viii) the assets of any person shall be construed as a reference to the whole or any part of its business, undertaking, property, assets and revenues (including any right to receive revenues);

          (ix) law includes common or customary law and any constitution, decree, judgement, legislation, order, ordinance, regulation, statute, treaty or other legislative measure in any jurisdiction or any present or future directive, regulation, request or requirement in each case, whether or not having the force of law but, if not having the force of law, the compliance with which is in accordance with the general practice of persons to whom the directive, regulation, request or requirement is addressed;

          (x) month are references to a period starting on one day in a calendar month and ending on the day preceding the numerically corresponding day in the next calendar month (and references to months shall be construed accordingly).

          (xi) any statute or other legislative provision or regulation shall be read to include any statutory or legislative or administrative modification or re-enactment thereof, or any substitution therefor;

          (xii)the words "including" or "include" are used herein without limitation to mean by way of example;

          (xiii) the words "Agreement", "hereof", "herein" and "hereinafter" refer to this entire Agreement; and

          (xiv) the word "or" is used inclusively to mean "and/or".

1.2.2    Headings are for ease of reference only.

1.2.3 Where the context so admits, words importing the singular number only shall include the plural and vice versa, and words importing neuter gender shall include the masculine or feminine gender.

2. REPRESENTATIONS AND WARRANTIES

2.1      Lessee's Representations and Warranties

              Lessee represents and warrants to Lessor as of execution of this Agreement and each other Transaction Document, as of the Delivery Date and as of each date on which Rent is paid hereunder each of the following representations and warranties.

          (i) Corporate Status: Lessee is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Incorporation and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

          (ii) Government Approvals: No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any other Government Entity is required for the valid authorization, execution, delivery and performance by Lessee of the Transaction Documents or to make the Transaction Documents admissible in evidence in the State of Incorporation, except as will have been duly effected as of the Delivery Date.

          (iii)Binding: Lessee's Board of Directors has authorized Lessee to enter into the Transaction Documents and perform its obligations under the Transaction Documents. This Agreement and the other Transaction Documents have been duly executed and delivered by Lessee and represent the valid, enforceable and binding obligations of Lessee except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application affecting the enforcement of creditors' rights. When executed by Lessee at Delivery, the same will apply to the Acceptance Certificate.

          (iv) No Breach: The execution and delivery of the Transaction Documents, the consummation by Lessee of the transactions contemplated herein and by the other Transaction Documents and compliance by Lessee with the terms and provisions hereof do not and will not contravene any law applicable to Lessee, or result in any breach of or constitute any default under or result in the creation of any Security Interest upon any property of Lessee, pursuant to any mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets may be bound or affected. When executed by Lessee at Delivery, the same will apply to the Acceptance Certificate.

          (v) Filings: Except for the filing or recording of this Agreement with the FAA, no other filing or recording of any instrument or document (including the filing of any financial statement) is advisable under the laws of the State of Registration to evidence the interests of Owner Trustee, Lessor and Lender in the Aircraft or any Transaction Document.

          (vi) Licenses: Lessee holds, all licenses, certificates and permits from all applicable Government Entities for the conduct of its business as a certified air carrier and performance of its obligations under the Transaction Document.

          (vii)No Suits: There are no suits, arbitrations or other proceedings pending or threatened against Lessee before any court or administrative agency against or affecting Lessee that, if adversely determined, would have a material adverse effect on the financial condition or business of Lessee or its ability to perform its obligations under this Agreement or any other Transaction Document.

          (viii) No Withholding: Under the laws of the State of Incorporation or the State of Registration, Lessee will not be required to deduct any withholding or other Tax from any payment it may make under this Agreement.

          (ix) No restrictions on Payments: As of the date of execution of this Agreement, there are under the laws of the State of Incorporation no present restrictions on Lessee to make the payments required by this Agreement.

          (x) General Obligations: The obligations of Lessee under this Agreement are direct, general and unconditional obligations of Lessee and rank or will rank at least pari passu with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of Lessee, with the exception of such obligations as are mandatorily preferred by law.

          (xi) Tax Returns: All necessary returns have been delivered by Lessee to all relevant taxation authorities in the State of Incorporation and Lessee is not in default in the payment of any taxes due and payable.

          (xii)No Material Adverse Effect: Lessee is not in default under any agreement to which it is a party or by which it may be bound that would have a material adverse effect on its business, assets or condition and no material litigation or administrative proceedings before any Government Entity is presently pending or to the knowledge of Lessee threatened against it or its assets that would have a material adverse effect on the business, assets or condition (financial or otherwise) of Lessee.

          (xiii) No Default under this Agreement: At the time of execution of this Agreement, no Default has occurred and is continuing.

          (xiv)Financial Statements: The balance sheet and other financial statements for Lessee for the financial year which ended 31st of March 1998 were prepared in accordance with accounting principles consistently applied and generally accepted in the State of Incorporation.

          (xv) No Winding Up: No meeting has been convened or other action taken for winding up or dissolution, or for the appointment of any receiver or similar officer, in relation to Lessee or any of its assets.

          (xvi)Continuation of Business: Lessee will continue to operate substantially the same business as it is presently engaged in, will preserve its corporate existence, conduct its business in an orderly and efficient manner, satisfy its debts and obligations as they fall due and keep and maintain all of its assets and properties in good working order and condition.

          (xvii) No Immunity: In any proceedings taken in the State of Incorporation in relation to the Transaction Documents it would not be entitled to claim for itself or any of its assets any immunity from suit, execution, attachment or other legal process.

          (xviii) Information: All information furnished by or on behalf of the Lessee in connection with all transactions contemplated by the Transaction Documents is complete, true and correct in all material respects and all relevant facts concerning the business and affairs of the Lessee have been disclosed to the Lessor.

          (xix)Status: Sublessee is a US Air Carrier and a "citizen of the United States as defined in 49 U.S.C Section 40102. Sublessee shall operate the Aircraft under Part 121 of the FAR and shall at all times remain duly certified US Air Carrier.

          (xx) Principal Place of Business: Lessee's principal place of business and chief executive office are located at the address specified in the preamble of this Agreement.

          (xxi)Flight Records: Lessee's flight records are located at Lessee's principal place of business on the address stated in Clause 27.

          (xxii) Year 2000 Compliance: Lessee has (i) initiated a review and assessment of all areas within its business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (this is, the risk that computer applications used by Lessee, or its suppliers, customers and vendors, may be unable to recognise and perform properly date-sensitive functions involving certain dates prior to, on and any date after December 31, 1999), (ii) developed a plan for addressing the Year 2000 Problem on a time basis, and
               (iii) is in the process of implementing such plan.

2.2      Lessor's Representations and Warranties

              Lessor represents and warrants to Lessee as of the Delivery Date each of the following representations and warranties.

          (i) Title to Aircraft: Lessor warrants that title to the Aircraft will be vested in Owner Trustee and the Aircraft shall be free and clear of any and all Security Interest except for the Security Interests of Owner Trustee and Lessor under the Headlease Agreement and of Lender.

          (ii) Organisational Status: Lessor is a company created and validly existing under the laws of Sweden, and has the organisational power and authority to carry on its business as presently conducted and to perform its obligations under this Agreement and each other Transaction Document to which it is a party.

          (iii)Trust Agreement: The Trust Agreement dated as of even date herwith, by and between Owner Trustee and Lessor (the "Trust
               Agreement") has been duly authorized, validly executed and delivered on the part of Lessor, is legally binding upon Lessor, and creates a legally enforceable trust (as hereinafter defined as the "Trust"). Owner Trustee, in its capacity as Trustee of the Trust, has legal power and authority to take legal title to the Aircraft and has legal authority and is qualified as the holder of legal title to the Aircraft to register the Aircraft in accordance with the terms of the Federal Aviation Act.

          (iv) Government Approvals: No authorization, approval, consent, license or order of, or registration with, or the giving of notice to any Government Entity is required for the valid authorization, execution, delivery and performance by Lessor of this Agreement, except as will have been duly effected as of the Delivery Date.

          (v) Binding: This Agreement and the other Transaction Documents to which Lessor is a party have been duly executed and delivered by Lessor and represent the valid, enforceable and binding obligations of Lessor except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application affecting the enforcement of creditors' rights.

          (vi) No Breach: The execution and delivery of the Transaction Documents, the consummation by Lessor of the transactions contemplated herein and compliance by Lessor with the terms and provisions hereof do not and will not contravene any law applicable to Lessor, or result in any breach of or constitute any default under or result in the creation of any Security Interest upon any property of Lessor, pursuant to any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other agreement or instrument to which Lessor is a party or by which Lessor or its properties or assets may be bound or affected.

2.3      Survival of Representations and Warranties

              All of the foregoing Lessee's and Lessor's representations and warranties shall survive the execution and delivery of this Agreement and the Delivery of the Aircraft.

3. CONDITIONS PRECEDENT

3.1      Lessor's Conditions Precedent

              Lessor's obligation to deliver and lease the Aircraft to Lessee under this Agreement is subject to satisfaction of each of the following conditions.

3.1.1 Receipt by Lessor from Lessee on or prior to the Delivery Date of the following, each in form and substance reasonably satisfactory to Lessor:

          (i) Officer's Certificate: A certificate of an officer of Lessee substantially in the form of Schedule 6;

          (ii) Consents: Evidence that all governmental or other consents, licenses, approvals and authorizations required for the execution, delivery and performance by Lessee of the Transaction Documents have been obtained or made and are in full force and effect;

          (iii)Accounts: The balance sheet and other financial statements of Lessee for the financial year ended March 31 1998;

          (iv) Licences:  Copies  of  Lessee's  air  transport  license  and air
               operator's   certificate   issued   by  the  US   Department   of
               Transportation and FAA, respectively;

          (v) Transaction Documents: Originals of the Transaction Documents (duly executed by all parties other than Lessor);

          (vi) Insurances: Evidence that the Insurances are in place together with an insurance broker's letter of undertaking (in a form acceptable to Owner Trustee, Lessor and Lender) addressed to Owner Trustee, Lessor and Lender;

          (vii) Opinions: Legal opinions from:

               (a) Counsel to Lessee addressed to Owner Trustee, Lessor and Lender substantially in the form of Schedule 9 and otherwise in a form and substance acceptable to Owner Trustee, Lessor and Lender; and

               (b) Special FAA counsel to Lessee addressed to Owner Trustee, Lessor and Lender confirming that this Agreement and other appropriate documents have been filed with the FAA;

          (viii) Security: Receipt by Lessor of the Security Deposit and the Letter of Credit;

          (ix) Authority:  A letter of  authority  substantially  in the form of
               Schedule 7 duly executed by Lessee to such addressees as requested by Lessor;

          (x) Power of Attorney: A power of attorney in the form of Schedule 8 duly executed by Lessee; and


          (xi) Others: Any other documents, approvals, consents, certificates that Lessor or Lender may reasonably require.

3.1.2 The representations and warranties of Lessee under Clause 2.1 shall be correct and would be correct if repeated on Delivery.

3.1.3    No Default shall have occurred and be continuing.

3.2      Waiver

              The Lessor's Conditions Precedent are for the sole benefit of Lessor and may be waived or deferred by Lessor in whole or in part and with or without conditions. If any of the Conditions Precedent are not satisfied on the Delivery Date and Lessor (in its absolute discretion) nonetheless agrees to deliver the Aircraft to Lessee, Lessee shall ensure that such Conditions Precedent are fulfilled within fifteen (15) days after the Delivery Date, and Lessor may treat the failure of Lessee to do so as an Event of Default.

3.3      Lessee's Conditions Precedent

              Lessee's obligation to accept and lease the Aircraft from Lessor under this Agreement is subject to satisfaction of each of the following conditions.

3.3.1 The Aircraft is substantially and materially in the condition set forth in Schedule 4.

3.3.2    The receipt by Lessee from Lessor on or prior to the Delivery Date   of
         the following, each in form and  substance   reasonably satisfactory to
         Lessee:

          (i) Evidence of Authority: Certified copies of evidence of appropriate action approving the execution, delivery and performance of the Transaction Documents by Lessor and of the person or persons authorized to sign the Transaction Documents on behalf of Lessor or any other documents to be delivered to Lessee by Lessor;

          (ii) Specimen signatures: A certificate of an officer of Lessor setting out the names and signatures of the persons authorized to sign on behalf of Lessor the Transaction Documents and any documents to be delivered by Lessor pursuant hereto contemporaneously herewith; and

          (iii)Transaction Documents: Originals of this Agreement and the Side Letter (duly executed by Lessor).

3.3.3 The representations and warranties of Lessor under Clause 2.2 shall be correct and would be correct if repeated on Delivery.


3.4      Waiver

              The Lessee's Conditions Precedent are for the sole benefit of Lessee and may be waived or deferred by Lessee in whole or in part and with or without conditions.

4. DELIVERY CONDITION AND INSPECTION OF AIRCRAFT

4.1      Lessee Selection of Aircraft

              IN ADDITION TO THE DISCLAIMERS IN CLAUSE 18, LESSEE REPRESENTS AND WARRANTS TO LESSOR THAT LESSEE HAS USED ITS OWN JUDGEMENT IN SELECTING THE AIRCRAFT AND HAS DONE SO BASED ON ITS SIZE, DESIGN AND TYPE. LESSEE ACKNOWLEDGES THAT LESSOR IS NEITHER A MANUFACTURER OF THE AIRCRAFT NOR A DEALER IN THE AIRCRAFT.

4.2      Condition at Delivery

              In addition to the disclaimers in Clause 18, Lessor has advised Lessee that at Delivery the Aircraft will be substantially and materially in the condition set forth in Schedule 4, provided that this confirmation expires as at Delivery.

4.3      Lessee Inspection and Acceptance Flight

              Lessor will arrange with Prior Owner for Lessee to perform such ground inspection of the Aircraft prior to the Scheduled Delivery Date as is reasonable. Lessor will procure that Lessee may have up to two (2) observers on board the Aircraft during delivery acceptance flight from Prior Owner to Lessor. Lessee acknowledges that, as between it and Lessor, in accepting the Aircraft it is relying on its own inspection and knowledge of the Aircraft in determining whether it meets the requirements of this Agreement.

4.4      Delivery of Aircraft to Lessee

              Subject to Lessee having complied with the conditions set out in Clause 4.2, or the waiver thereof by Lessor, Lessor will deliver the Aircraft to Lessee at the Delivery Location. Provided that the Aircraft is in the condition required by Clause 4.2, upon the tender of the Aircraft by Lessor to Lessee, Lessee will accept the Aircraft and the date of tender by Lessor to Lessee will be deemed to be the Delivery Date for all purposes under this Agreement, including, but not limited to, the commencement of Lessee's obligation to pay Rent hereunder. Lessee shall execute and deliver the Acceptance Certificate to Lessor on the Delivery Date.

4.5      Lessee's Failure to take Delivery

              If Lessee fails to (i) comply with the conditions contained in Clauses 3.1 so as to allow Delivery to take place upon tender or
              (ii) take delivery of the Aircraft when properly tendered for Delivery by Lessor in the condition required hereunder, Lessee will indemnify Lessor for all costs and expenses, directly or indirectly, incurred by Lessor as a result thereof.

5. LEASE TERM

5.1      Lease Term

              Lessor shall lease the Aircraft to Lessee and Lessee shall take the Aircraft on lease in accordance with this Agreement for the duration of the Lease Term.

5.2      Expiry Date

              The Expiry Date shall be the Lease Expiry Date subject to the following provisions:

          (i) If Lessor, acting in accordance with Clause 3.2, notifies Lessee that it is terminating this Agreement, Lessee shall immediately redeliver the Aircraft in accordance with Clause 23 and the Expiry Date shall be the date upon which the Aircraft has been redelivered in accordance with the terms hereof and Lessee has complied with all its obligations hereunder;

          (ii) If Lessor, upon an Event of Default, exercises its rights in accordance with Clause 24.3 and terminates the leasing of the Aircraft to Lessee under this Agreement, Lessee shall immediately redeliver the Aircraft in accordance with Clause 23 and the Expiry Date shall be the date upon which the Aircraft has been redelivered in accordance with the terms hereof and Lessee has complied with all its obligations hereunder;

          (iii)If the Aircraft or the Airframe suffers a Total Loss prior to Delivery, the Expiry Date shall be the Total Loss Date;

          (iv) If the Aircraft or the Airframe suffers a Total Loss after Delivery, the Expiry Date shall be the date upon which Lessee has paid to Lessor the Agreed Value and all other sums due from Lessee to Lessor hereunder;

          (v) If Clause 23.4 becomes applicable, the Expiry Date shall be the date when any non-compliance referred to in Clause 23.4 has been fully rectified and Lessor shall have accepted redelivery of the Aircraft and Lessee shall have complied with all its obligations hereunder; and

          (vi) Under any other circumstances, the Expiry Date shall be the date upon which the Aircraft is redelivered in accordance with Clause 23 and the Return Acceptance Receipt has been duly executed and delivered by Lessor in accordance with that clause.

5.3      Survival of Certain Lessee Obligations

5.3.1         For the avoidance of doubt,  in respect of Clauses 5.2 (i),  (ii),
              (v) and (vi) the obligations of Lessee in respect of payment of Rent and all other obligations shall continue to be payable and valid in respect of those days prior to the redelivery to Lessor of the Aircraft in the condition required under Clause 23.1, and in respect of Clause 5.2 (iv) such obligations shall continue until payment of the Total Loss Proceeds.

5.3.2 The obligations of Lessee set forth in Clauses 12.5, 12.17, 19, 20 and 21.7 and any other obligations of Lessee that were due to have been performed but have not been fully performed prior to the termination of the Agreement pursuant to this Clause 5.3, will survive the Expiry Date.

5.4      Risk

5.4.1 Throughout the Lease Term and until redelivery of the Aircraft in the condition required under Clause 23.1, Lessee shall bear all risks of loss, theft, damage, confiscation and destruction of or to the Aircraft and every part thereof.

5.4.2 If the Aircraft is lost, stolen, confiscated, damaged, destroyed or otherwise rendered unfit and unavailable for use, Lessor shall not be liable to repair the same or supply any equipment in substitution therefor, unless caused by the intentional act or gross negligence of Lessor, its employees or agents.

6. DELIVERY

6.1      Location and Time of Delivery

              Lessor will deliver the Aircraft to Lessee at the Delivery Location on or about the Scheduled Delivery Date, which is the date when Prior Owner shall deliver the Aircraft to Lessor. Lessor will notify Lessee from time to time and in as timely manner as is possible of any changes to the Scheduled Delivery Date.

6.2      Delay or Failure in Delivery

6.2.1 Lessee and Lessor expressly acknowledge that Delivery of the Aircraft to Lessee is subject to and conditioned upon delivery of the Aircraft by Prior Owner to Lessor. Lessor will not be liable for any loss or expense, or any loss of profit, arising from any delay or failure in Delivery to Lessee unless such delay or failure arises as a direct consequence of the gross negligence or wilful default of Lessor, and in no event will Lessor be liable for any delay or failure that is caused by any failure, breach or delay on the part of Prior Owner.

6.2.2 If a delay, not caused by Lessor's or Lessee's breach of this Agreement, causes Delivery to be delayed beyond seventy-five (75) days after the Scheduled Delivery Date either party will have the right to terminate this Agreement by giving the other party written notice within ten (10) Business Days after such date and this Agreement will terminate on the date of receipt of such notice. In the event of such termination, neither party will have any further obligation or liability to the other under this Agreement, except that Lessor will repay to Lessee under this Agreement any prepaid Rent the amount of Security Deposit, if paid, and return the Letter of Credit. If either party does not give notice of termination within such ten (10) Business Days, both parties lose all rights to terminate under this Clause 6.2.2, unless otherwise agreed by the parties.

7. RENT

7.1      Basic Rent Period

              The first Basic Rent Period shall commence on the day following Delivery and each subsequent Basic Rent Period shall commence on the date succeeding the last day of the previous Rent Period within the Lease Term. Each Basic Rent Period shall end on the date immediately preceding the numerically corresponding day one
              (1) month thereafter, except that:

          (i) if there is no such numerically corresponding day in that month, it shall end on the last day of that month; and

          (ii) if a Basic Rent Period would otherwise end after the Expiry Date, it shall end on the Expiry Date and the Rent for such Basic Rent Period will be prorated on the basis of a thirty (30) day month.

7.2      Time of Payment of Basic Rent

              Lessee shall pay Basic Rent to Lessor or to its order in advance on each Rent Date. Lessee shall initiate payment adequately in advance of each Rent Date to ensure that Lessor receives credit for the payment on such Rent Date. If a Rent Date is a day which is not a Business Day, the Rent payable in respect of that rent period shall be paid on the Business Day immediately preceding the Rent Date.

7.3      Amount of Basic Rent

              The Basic Rent payable on each Rent Date during the Lease Term shall be the amount set out as Basic Rent in Schedule 2.

7.4      Maintenance Reserves

              Lessee will pay to Lessor Maintenance Reserves in accordance with Clause 9 as Supplemental Rent, based on Lessee's use of the Aircraft during the Lease Term.

7.5      Supplemental Rent for Excess Cycles

              Lessee shall pay to Lessor Supplemental Rent based on Lessee's operation of the Aircraft in the amount and at the times set forth in Schedule 2.

8. SECURITY DEPOSIT

8.1      Security Deposit

              Lessee shall pay to Lessor a Security Deposit in the amount and at the times set forth in Schedule 2. The Security Deposit will serve as security for the performance by Lessee of its obligations under the Transaction Documents and the Other Agreements.

              Upon Lessor's receipt of the additional Security Deposit set forth in Clause 8.2 the initial deposit set forth in this Clause 8.1 will be credited to the payment of Rent during the Lease Term.

8.2      Letter of Credit

              Lessee shall provide Lessor with an additional Security Deposit in the form of an irrevocable, assignable, standby letter of credit in favour of Lessor in the amount and issued by a major US Bank and in the form and substance acceptable by Lessor. The Letter of Credit will serve as security for the performance by Lessee of its obligations under the Transaction Documents and the Other Agreements.

8.3      Lessor's Rights

8.3.1 If an Event of Default shall have occurred and be continuing, in addition to all rights and remedies accorded to Lessor elsewhere in this Agreement or under applicable law in respect of the Security Deposit or Letter of Credit, Lessor may immediately, or at any time thereafter, without prior notice to Lessee, apply all or part of the Security Deposit or Letter of Credit in or towards the payment or discharge of any matured obligation owed by Lessee under the Transaction Documents or the Other Agreements, in such order as Lessor sees fit, and/or exercise any of the rights of set-off described in Clause 10.6 against all or part of the Security Deposit or Letter of Credit.

8.3.2 If Lessor exercises the rights described in Clause 8.3.1, Lessee shall, following a demand in writing from Lessor, immediately restore the Security Deposit (if applicable) or Letter of Credit to the level at which it stood immediately prior to such exercise.

8.3.3 Lessee acknowledges that Lessor may commingle all or any part of the Security Deposit with its general funds and that no interest shall accrue in favour of Lessee in respect of the Security Deposit.

8.3.4 Lessor's obligations in respect of return of the Security Deposit and Letter of Credit shall be those of debtor and not those of a trustee or other fiduciary.

9. Maintenance reserves

9.1      Amount

              Lessee shall during the Lease Term pay Maintenance Reserves to Lessor in the amount set forth in Schedule 2.

9.2      Payments

9.2.1 Lessee shall pay the Maintenance Reserves in respect of each calendar month during which the Maintenance Reserves accrue on the tenth (10) day immediately following the end of that calendar month on the basis of the information contained in the applicable Monthly Report.

9.2.2 Lessee acknowledges that Lessor may commingle all or any part of the Maintenance Reserves with its general funds and that no interest shall accrue in favour of Lessee in respect of the Maintenance Reserves.

9.2.3 Lessor's obligations to release the Maintenance Reserves as set out hereinafter shall be those of debtor and not those of a trustee or other fiduciary.

9.3      Adjustment

              The amount payable by Lessee to the Maintenance Reserves shall be subject to escalation in accordance with the terms set forth in
              Schedule 2.

9.4      Release of Maintenance Reserves

9.4.1    Airframe Maintenance Reserves

              Lessor will reimburse Lessee from the actual Airframe Maintenance Reserves, if paid by Lessee, provided that no Default has occurred and is continuing, for the actual cost of the structural inspection portion of completed scheduled "D" Checks and the rectification of any structural deficiencies resulting from such inspection whenever such inspections and rectification work is performed (provided that such inspection and rectification extends the available life of the Aircraft). Work performed for all other causes is excluded from such reimbursement, including the charges set forth in Clause 9.4.5 below.

9.4.2    Engine Maintenance Reserves

              Lessor will reimburse Lessee from the actual Engine Maintenance Reserves, if paid by Lessee, provided that no Default has occurred and is continuing, for the actual cost of completed Engine Performance Restoration Visits to the extent the work performed during such Engine Performance Restoration Visits consisted of the replacement of life/time limited components and/or performance restoration, with work performed for all other causes excluded, including those causes set forth in Clause 9.4.5 below. Reimbursement will be made up to the amount in the Engine Maintenance Reserve applicable to such Engine.

9.4.3    Landing Gear Maintenance Reserves

              Lessor will reimburse Lessee from the actual Landing Gear Maintenance Reserves, if paid by Lessee, provided that no Default has occurred and is continuing, for the actual cost associated with the completed Landing Gear Overhauls, with work performed for all other causes excluded, including those causes set forth in Clause 9.4.5. Reimbursement will be made up to the amount in the Landing Gear Maintenance Reserve at the time for the Landing Gear Overhaul.

9.4.4    APU Maintenance Reserves

              Lessor will reimburse Lessee from the actual APU Maintenance Reserves, if paid by Lessee, provided that no Default has occurred and is continuing, for the actual cost associated with the completed APU performance restoration, with work performed for all other causes excluded, including those causes set forth in Clause
              9.4.5 Reimbursement will be made up to the amount in the APU Maintenance Reserve at the time for the APU performance restoration.

9.4.5    Exclusion

              Each of the following causes shall be excluded from this Clause 9.4: accomplishment of Airworthiness Directives and FAR's, accident, faulty maintenance or installation, incident, improper operations, abuse, neglect, misuse, optional parts replacement (where such replacement does not increase operational life) or work covered by manufacturer's service bulletins or which is reimbursed by a claim under manufacturer's warranties or by insurance (with deductibles being treated as reimbursable by insurance for this exclusion).

9.4.6    Remaining balance

              For the avoidance of doubt, Lessee has no right to payment of any amount from the Maintenance Reserves not paid in cash by Lessee and, subject to Clause 9.6, any remaining balances of the Maintenance Reserves on the Expiry Date, after application of the foregoing provisions, shall be retained by Lessor as its sole property.

9.5      Costs in Excess of Maintenance Reserves

              Lessee will be responsible for payment of all costs in excess of the amounts reimbursed hereunder. If on any occasion the balance in the relevant Reserve is insufficient to satisfy a claim for reimbursement in respect of the Airframe, an Engine, the Landing Gears or the APU, as the case may be, the shortfall may not be carried forward or made the subject of any further claim for reimbursement.

9.6      Reimbursement after Expiry Date

              Lessee may not submit any invoice for reimbursement from the Maintenance Reserves after the Expiry Date unless on or prior to such date Lessee has notified Lessor in writing that such outstanding invoice will be submitted after the Expiry Date and the anticipated amount of such invoice. So long as Lessee has provided such notice to Lessor, Lessee may then submit such outstanding invoice at any time within three (3) months after the Expiry Date; provided, however, if Lessee contests any such invoice and provides Lessor with notice of such contest and periodic updates of the progress of such contest, the time for submitting an invoice shall be extended until the resolution of such contest.


10. Payments

10.1     Account for Lessee Payments

              All payments by Lessee to Lessor under this Agreement will be made for value on the due date in dollars and in same day funds to:

              Nordbanken
              Account No. 3968-77 720 42
              S.W.I.F.T.: NBBK SESS
              S-105 71 Stockholm
              Cover through: Bank of America, New York, NY
              S.W.I.F.T.: BOFA US3N
              For the account of: Indigo Aviation AB (publ)

              or to such other account as Lessor may from time to time notify to Lessee in writing.

10.2     Default Interest

              If Lessee fails to pay any amount payable under this Agreement on the due date, Lessee shall pay to Lessor on demand from time to time interest both before and after judgement on that amount, from the due date or, in the case of amounts expressed to be payable on demand, from the date of receipt of such demand to the date of payment in full by Lessee to Lessor, at the Default Rate. All such interest will accrue on a day-to-day basis and be compounded weekly and calculated on the basis of a 360 day year.

10.3     Absolute Obligations

              This Agreement is a net lease and Lessee's obligations under this Agreement are absolute and unconditional, irrespective of any contingency or circumstance whatsoever, including (but not limited to):

          (i) any right of set-off, counterclaim, recoupment, reimbursement, defense or other right which Lessor or Lessee may have against the other or against any other person;

          (ii) any unavailability of the Aircraft for any reason, including, but not limited to, requisition of the Aircraft or any prohibition or interruption of or interference with or other restriction against Lessee's use, operation or possession of the Aircraft;

          (iii)any lack or invalidity of title or any other defect in title, airworthiness, merchantability, fitness for any purpose, condition, design, or operation of any kind or nature of the Aircraft for any particular use or trade, or for registration or documentation under the laws of any relevant jurisdiction, or any Total Loss in respect of or any damage to the Aircraft;

          (iv) any   insolvency,   bankruptcy,   reorganisation,    arrangement,
               readjustment  of  debt,   dissolution,   liquidation  or  similar
               proceedings by or against Lessor or Lessee or any other person;

          (v) any invalidity, illegality, unenforceability or lack of due authorization of, or other defect in, this Agreement; and

          (vi) any other cause or circumstance that, but for this provision, would or might otherwise have the effect of terminating or in any way affecting any obligation of Lessee under this Agreement.

10.4     Application of Payments to Lessor

              If any sum paid to Lessor or recovered by Lessor in respect of the liabilities of Lessee under this Agreement is less than the amount then due, Lessor may apply that sum to amounts due under this Agreement in such proportions and order and generally in such manner as Lessor may determine.

10.5     Currency Indemnity

              If under any applicable law, whether as a result of judgement against Lessee or the liquidation of Lessee or for any other reason, any payment under or in connection with this Agreement is made or is recovered in a currency ("other currency") other than the currency in which it is payable pursuant to this Agreement ("contractual currency"), Lessee shall, to the extent that the payment (when converted into the contractual currency at the rate of exchange on such date or, in the case of a liquidation, the latest date for the determination of liabilities permitted by the applicable law) falls short of the amount payable under this
              Agreement,  as  a  separate  and  independent  obligation,   fully
              indemnify Lessor against the amount of the shortfall. For the purposes of this sub-Clause "rate of exchange" means the rate at which the Lessor is able on the relevant date to purchase the contractual currency in London or any other place Lessor may reasonably choose with the other currency.

10.6     Set-off

              Lessor may set-off any matured obligation owed by Lessee under the
              Transaction   Documents  or  any  Other  Agreements   against  any
              obligation, whether or not matured, owed by Lessor to Lessee.

10.7     Time for Payments

              If any payment due under this Agreement other than a payment of Rent (see Clause 7.2) would otherwise be due on a day that is not a Business Day, it shall be due on the next succeeding Business Day.

11. Lessor's covenants

11.1     Quiet Enjoyment

              Provided no Default has occurred and is continuing, Lessor shall not, and no one claiming by or through the acts or omissions of Lessor or Owner Trustee shall, interfere with the quiet use, possession and enjoyment of the Aircraft by Lessee during the Lease Term. Lessor will cause Lender to confirm, substantially in the form of Schedule 11 or such other form as Lender may reasonably require, that it will not interfere with the quiet use, possession and enjoyment of the Aircraft by Lessee during the Lease Term, provided no Default has occurred and is continuing.

11.2     Lessor Obligations Following Expiry Date

              Within five (5) Business Days after:

          (i) redelivery of the Aircraft to Lessor in accordance with and in the condition required by this Agreement; or

          (ii) payment received by Lessor of the Agreed Value following a Total Loss after the Delivery Date;

              or in each case such later time as Lessor is reasonably satisfied that Lessee has irrevocably paid to Lessor all amounts that may then be outstanding or become payable under the Transaction Documents and the Other Agreements, Lessor shall (provided that no Default has occurred and is continuing):

               (a) pay to Lessee an amount equal to the balance of the Security Deposit, if any, paid by Lessee under this Agreement and then held by Lessor; and

               (b) pay to Lessee the amount of any Rent received in respect of any period falling after the Redelivery Date or the date of payment of the Agreed Value, as the case may be; provided, however, if there is a dispute between Lessor and Lessee as to the amount due to Lessee, Lessor shall nevertheless pay to Lessee such amount as in Lessor's reasonable judgement is not in dispute or is in excess of the amount Lessor's claim is due; and

               (c)  return the Letter of Credit.

12. Lessee's covenants

12.1     Duration

              Lessee shall perform and comply with its undertakings and covenants in this Agreement and the other Transaction Documents at all times during the Lease Term. All such undertakings and covenants shall, except where expressly otherwise stated, be performed at the expense of Lessee.

12.2     Information

12.2.1 Lessee shall notify Lessor forthwith of the occurrence of a Default or an Event of Default and the steps it is taking to cure such Default or Event of Default.

12.2.2   Lessee shall furnish to Lessor:

          (i) as soon as available, but not in any event later than ninety (90) days after the last day of each financial year of Lessee, its audited consolidated balance sheet as of such day and its audited consolidated profit and loss statement for the year ending on such day prepared in accordance with generally accepted accounting principles in the State of Incorporation;

          (ii) as soon as available,  but not in any event later than forty-five
               (45) days after the last day of each quarter of Lessee, its unaudited consolidated balance sheet as of such day and its unaudited consolidated profit and loss statement for the quarter ending on such day prepared in accordance with generally accepted accounting principles in the State of Incorporation;

          (iii)such information as may reasonably be requested by Lessor to fulfil its Tax filing or other information reporting requirements with respect to the transactions contemplated by this Agreement;

          (iv) within ten (10) days following the end of each month a Monthly Report in the form of Schedule 10, detailed technical reports following completion of each "C" Check and other information reasonably requested by Lessor concerning the location, condition, use and operation of the Aircraft; and

          (v)  such other information and documents  regarding Lessee's business
               and  financial   condition  as  Lessor  may  from  time  to  time
               reasonably request.

12.2.3   Lessee shall promptly notify Lessor in writing:

          (i) of any loss, theft, damage or destruction to the Aircraft, any Engine or any Part if the cost of the repair or replacement thereof may exceed the Damage Notification Threshold, or any modification to the Aircraft if the potential cost of repair or of such modification may exceed the Damage Notification Threshold;

          (ii) of any suit, arbitration or proceeding before any court, administrative agency or Government Entity which, if adversely determined, would materially adversely affect Lessee's financial condition, affairs, operations or its ability to perform under this Agreement;

          (iii)of any Total Loss to the Aircraft or any damage caused to the Aircraft that is expected to be in excess of the Damage Notification Threshold and the amount of the deductible under the Insurance or equivalent in any currency;

          (iv) of  any   loss,   arrest,   hijacking,   confiscation,   seizure,
               requisitioning, impounding, taking in execution, or forfeiture of the Aircraft or any Engine or any major part thereof;

          (v) of any substantial injury or damage to a third party causes by, or in connection with, the Aircraft which is expected to give rise to any loss or liability on the part of the Lessor or to a loss or liability in excess of the Damage Notification Threshold; and

          (vi) of any other event in respect of the Aircraft which in the reasonable opinion of the Lessee might reasonably be expected to involve the Lessor in any loss or liability.

          (vii)promptly notify Lessor in the event Lessee is made aware of or determines that any computer application (including those of its suppliers, customers and vendors) that is material to the business and operation of Lessee will not be year 2000 compliant (as described in Clause 2.1 (xxii)) on a timely basis, except to the extent that such failure could not reasonably be expected to have a materially adverse effect.

12.3     Lessor Visits

              Lessor may visit, upon reasonable notice, Lessee's premises to discuss Lessee's general affairs and finances with Lessee's principal officers.

12.4     Periodic Estoppel Certificates

              Lessee will, within ten (10) Business Days after receipt of written notice from Lessor (which will not occur more often than four (4) times in any calendar year), execute, acknowledge and deliver to Lessor a written statement as to each of the following:

          (i) certifying that this Agreement is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Agreement, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any;

          (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if there are any claimed by Lessee; and

          (iii)acknowledging that Lessee has no claims against Lessor by reason of the condition of the Aircraft as of the Delivery Date or arising subsequent thereto to the date of such statement.

              If Lessee does not deliver such statement within such time-limit, the statements set forth in this Clause 12.4 will be deemed correct and binding upon Lessee.

12.5     Airport and Navigation Charges

12.5.1 Lessee will promptly pay and discharge when due all landing fees and other similar Airport Charges imposed by the authorities of any airport from or to which the Aircraft may operate and any charges (including without limitation, all Air Navigation Charges) imposed by virtue of any regulations made by any relevant authority or any other charges in respect of air navigation incurred, in each case in respect of all aircraft of which it is the operator, and will indemnify and hold harmless Lessor in respect of the same. This indemnity will continue in full force and effect notwithstanding the termination or expiration of this Agreement. Lessee will ensure that all such charges are paid on a regular basis and that invoices are received (and, if not received, are specifically requested) by it from the relevant authorities no more than three (3) months after the event to which the charges relate.

12.5.2 If requested by Lessor, Lessee will provide Lessor with a list of the airports to which the Aircraft or Lessee's other aircraft are regularly operated. Lessee hereby authorises any Aviation Authority, any airport or any other creditor claiming rights on the Aircraft or Lessee's other aircraft to confirm the status of Lessee's payments to such creditor for the Aircraft and its other aircraft, as and when requested by Lessor. To evidence this authority, Lessee will at Lessor's request execute one or more authorities substantially in the form of Schedule 7.

12.6     Operation of Aircraft

              Lessee shall not maintain, use or operate the Aircraft in violation of any law or any mandatory rule, regulation or order of any Government Entity having jurisdiction in any country, state, province or other political subdivision in or over which the Aircraft is flown or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by the Aviation Authority or any similar authority or any jurisdiction in or over which the Aircraft is flown. If any such law, rule, regulation or order requires alteration of the Aircraft, Lessee shall conform or procure conformance thereto at its own expense and maintain or procure maintenance of the Aircraft in proper operating condition under such laws, rules, regulations and orders; provided that Lessee may in good faith contest, or procure the contest of, the validity or application of any such law, rule, regulation or order in any reasonable manner that does not adversely affect Lessor or its interest in the Aircraft. In particular, Lessee will ensure that the Aircraft at all times during the Lease Term is operated by duly qualified pilots and aircrew employees, and is not used to transport contraband or illegal narcotics or hazardous or perilous cargo (other than pursuant to applicable FAA and carrier regulations). The Aircraft may be used or operated in flight crew conversion, training for Lessee's own employees and for experimental flights; provided, however, prior to any such flights Lessee shall notify Lessor and shall deliver to Lessor evidence that insurance coverage is in effect for such flights.

12.7     Areas of Operation

              Lessee shall not operate or locate the Airframe or any Engine or Part or suffer the Airframe or any Engine or Part to be operated or located (i) in any area, or for carriage of any goods, excluded from coverage by the Insurances or (ii) in any recognized or threatened area of hostilities unless fully covered by war risk insurance or (iii) outside the United States of America, Mexico or Canada.

12.8     Non-Prejudicial Action

              Lessee shall not do anything that, or omit to do anything the omission of which, prejudices any right Lessor may have against either the Manufacturer or the manufacturer or supplier of any part of the Aircraft in respect of the Aircraft or any part thereof.

12.9     Non-Representation of Lessor

              Lessee shall not at any time represent Lessor, Owner Trustee or Lender as carrying goods or passengers in the Aircraft or as being in any way connected or associated with any operation or carriage being undertaken by Lessee or as having any operational interest in or responsibility for the Aircraft.

12.10    Inspection

              Lessor may at all reasonable times on reasonable notice inspect, or appoint an inspector (including Lender) on its behalf to inspect, the Aircraft or any part thereof, provided that if no Default or Event of Default has occurred and is continuing Lessee shall not be obliged hereunder to permit, or procure permission for, any such inspection that would result in an unreasonable disruption of the operation of the Aircraft or the operation of the business of Lessee as an airline. Lessee agrees to reimburse the out-of-pocket expenses of Lessor incurred in making any such inspection when such inspection shows that the Aircraft is not materially in the condition required by the terms of this Agreement, provided that Lessee shall in all cases pay or reimburse Lessor for the costs of such inspection or survey if Lessor is required by law or change of law to make an inspection or survey. Lessor shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection. Lessee shall provide Lessor with such information regarding the present and anticipated location and regarding the condition of the Aircraft as Lessor may reasonably require. For the purposes mentioned in this Clause 12.10 and subject to the limitations herein contained, Lessor and any inspector may gain access to the Aircraft, including the Aircraft Documents. Lessee shall forthwith effect such repairs to the Aircraft as such inspection may reasonably show are required for the terms of this Agreement to be complied with, but if it fails to do so after receipt of notice requiring it to do so from Lessor, Lessor may at the cost and expense of Lessee, itself arrange for such repairs to be carried out. Lessee shall on demand reimburse the costs and expenses incurred by Lessor in effecting such repairs.

12.11    Registration

12.11.1 Lessee shall at its own expense procure that the Aircraft and the interests of the parties set out below is duly registered, recorded or filed with the Aviation Authority (to the extent that the Aviation Authority permits registration in that manner) as follows:

          (i)  Owner Trustee as owner;

          (ii) the first priority security interest of Lender

          (iii)Lessor's interest, by filing the Lease Supplement according to Schedule

          (iv) Lessee as operator of the Aircraft and maintain or provide the maintenance of such registration throughout the Lease Term. Lessee shall further provide that the interests of any successors and assigns to the parties referred to in this paragraph will be filed and recorded with the FAA and that such recordation will be maintained in the same manner as required herein. Lessee will not take any action or omit to take any action that will invalidate any such registration or recordation. Lessee shall provide Lessor as soon as available with evidence of such registration.

12.11.2 Lessee shall at its own expense provide that at all times during the Lease Term, the Aircraft possesses a valid current FAA Certificate of Airworthiness, and all such other certificates, licenses, permits and authorizations as are from time to time required for the use and operation of the Aircraft for the public transport of passengers or cargo from any Government Entity having jurisdiction in any country, state, province or other political subdivision in or over which the Aircraft is flown including without limitation any Aviation Authority.

12.12    Name Plates

              On the Delivery Date or as soon thereafter as is reasonably practicable, Lessee shall affix and thereafter maintain, or procure the affixation and maintenance of, in a prominent position in the cockpit of the Aircraft and on each Engine a fireproof metal nameplate bearing a legible inscription in a form reasonably required by Lessor stating the Aircraft type, manufacturer's serial number and current registration letters of the Aircraft and denoting the name of (i) Lessor as lessor (ii) Owner Trustee as owner trustee and (iii) Lender as mortgagee. Except as above provided Lessee will not allow the name of any person to be placed on the Airframe or on any Engine as a designation that constitutes a claim of ownership or a claim of any Security Interest; provided that nothing herein contained shall prohibit Lessee (or any person to which possession of the Airframe or any Engine is delivered or transferred in accordance with Clauses 13 and 14) from placing its customary colours and insignia on the Airframe.

12.13    Geneva Convention

              Whenever the State of Registration is a signatory state that has ratified the Geneva Convention, Lessee shall, at its own cost, do any and all things necessary in the State of Registration to perfect recognition of the interests of Owner Trustee, Lessor and Lender to the Aircraft by every other signatory state that has ratified the Geneva Convention.

12.14    Merger and Shareholding

              Lessee will not sell its business to or operate its business in any other corporate form or entity (the new entity) unless (a) such new entity is solvent and duly organised and existing under the law of the State of Incorporation or any federal state thereof, if applicable, and the new entity has executed and delivered to Lessor an agreement in form and substance acceptable to Lessor assuming the due and punctual performance and observance of each of the terms of this Agreement and the other Transaction Documents and (b) immediately after such sale or the giving effect to such operation as that new entity, the tangible net worth of such new entity is equal to or greater than that of Lessee and the creditworthiness of such new entity does not, in Lessor's reasonable opinion, adversely affect the ability of such new entity to perform its obligations under this Agreement and the other Transaction Documents or any Other Agreements. Lessee will give Lessor prior written notice of any such proposed sale or change in operation together with a non-refundable processing fee in the amount as set forth in Schedule 2 and a request of Lessor's approval. Lessee shall reimburse Lessor within ten (10) days of Lessor's invoice for all out-of-pocket expenses incurred by Lessor as a result of such proposed merger whether or not Lessor approves and whether or not it actually occurs.

12.15    Ownership

              Title to the Aircraft will be and remain vested in Owner Trustee. Lessee will have no right, title or interest in the Aircraft except as provided for in this Agreement. Lessee shall not hold itself out as owner of the Aircraft and, on all occasions when the ownership of the Aircraft or any part of it is relevant, will make clear to third parties that title to the same is held by Owner Trustee, subject to the Mortgage.

12.16    Maintenance of Principal Business Place

              Lessee shall maintain its principal place of business and chief executive office and the office where it keeps its business and financial records and files concerning the Transaction Documents at the location specified in Clause 27. Lessee shall hold and preserve such records and files concerning the Transaction Documents and shall permit representatives of Lessor at any time during normal business hours to inspect and make abstracts from such records and files. Lessee shall give Lessor at least thirty
              (30) days prior written notice of any change in Lessee's principal place of business and chief executive office, and shall co-operate with Lessor in executing and delivering all such documents as Lessor may reasonably request which are required or desirable as a result of such change of principal place of business of Lessee.

12.17    Maintenance of Flight Records

              Lessee shall maintain flight records pertaining to the Aircraft required to be maintained pursuant to section 47.9(e) of the FAR at the address given in Clause 27 and shall hold and preserve such records at such address and permit inspection of such records by the FAA, Lessor, Owner Trustee and Lender. Lessee shall give Lessor at least thirty (30) days prior written notice of change in location of the flight records of the Aircraft.

13. Possession

13.1     No Relinquishment of Possession

              Lessee shall not sub-lease or otherwise deliver, transfer or relinquish possession of the Airframe or any Engine or install any Engine or permit any Engine to be installed, on any airframe other than the Airframe, provided that, (i) so long as no Default shall have occurred and be continuing, (ii) Lessee continues to be fully responsible to Lessor for all its obligations hereunder and (iii) Lessee in advance, obtains written acknowledgement(s) of Lender's Security Interest in the Airframe and/or any Engines from any person who will be in possession of the Airframe and/or any Engine in the form and substance requested by Lessor, Lessee may:

13.1.1 subject any Engine to normal interchange or pooling agreements or arrangements in each case customary in the airline industry and entered into by Lessee in the ordinary course of its business with a commercial air operator which is approved by Lessor in writing and on terms and conditions that Lessor has approved (such approval not to be unreasonably withheld) (any such commercial air operator being hereinafter called a Permitted Air Carrier) provided that the terms of this Agreement shall be observed and if either:

          (i) Owner Trustee's title to the Engine shall be divested under the terms of any such agreement or arrangement, or

          (ii) any Permitted Air Carrier shall have possession of any such Engine under any such agreement or arrangement for more than ninety (90) days,

              Lessee shall forthwith substitute, or procure the substitution of, a Replacement Engine therefor in accordance with and which satisfies the conditions of Clause 16.6;

13.1.2 deliver possession of the Airframe or any Engine to the manufacturer thereof for testing or other similar purposes or to any organisation for service, repair, maintenance or Overhaul work on the Airframe or such Engine or any part thereof or for alterations or modifications in or additions to the Airframe or such Engine to the extent required or permitted by the terms of Clauses 16.4 and 16.5;

13.1.3 install an Engine on an airframe owned by Lessee and operated by and under the operating control of flight crew engaged by Lessee which is free and clear of all Security Interests, except (i) Permitted Liens, (ii) Security Interests that apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe but not to the airframe as an entirety and (iii) the rights of Permitted Air Carriers under normal interchange agreements which are customary in the airline industry and do not contemplate, permit or require the transfer of title to the airframe or engines installed thereon;

13.1.4 install an Engine on an airframe operated by Lessee that is owned by or leased or subleased to Lessee and/or subject to any security agreement, provided that (i) such airframe is free and clear of all Security Interests except the rights of the parties to any security agreement covering such airframe and except Permitted Liens and any Security Interests or rights of the type permitted by sub-paragraphs (ii) and (iii) of Clause 13.1.3 and (ii) Lessee shall have obtained from the sublessor or secured party, as relevant, of such airframe a written agreement, which may be in the sublease agreement or security agreement in respect of such airframe, in form and substance satisfactory to Lessor (it being understood that an agreement from such sublessor or secured party to substantially the same effect as the agreement of Lessor set forth in the final sentence of Clause 13.4 shall be deemed to be satisfactory to Lessor), whereby such Lessor or secured party expressly agrees that neither it nor its successors or assignees will acquire or claim any right, title or interest in any Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Agreement;

13.1.5 install an Engine on an airframe owned by Lessee, leased or subleased to Lessee, or purchased by Lessee, subject to any security agreement under circumstances where neither Clause 13.1.1 nor 13.1.2 can be fulfilled in the circumstances, provided that it would otherwise have resulted in an unreasonable disruption of the operation of the Aircraft or the business of the Lessee and in such event Lessee shall, as promptly as possible and in any event within fifteen (15) days substitute a Replacement Engine therefor in accordance with Clause 16.6 and which satisfies the conditions specified in Clause 16.6;

13.1.6 sublease the Aircraft or Airframe to any person provided that the Aircraft or Airframe is operated by, and remains throughout the term of such sublease under the operational control of, flight crew engaged by Lessee, and provided further that:

          (i)  no Default has occurred and is continuing;

          (ii) any such sublease will not result in any change in the State of Registration;

          (iii)the length of any such sublease does not extend beyond the Expiry Date;

          (iv) the relevant sublessee shall acknowledge that its rights are subordinate to Lessor's rights under this Agreement and the rights of Lender under any finance document or security document entered into between Owner Trustee or Lessor in relation to the Aircraft;

13.1.7 sublease the Aircraft or Airframe to any wholly-owned subsidiary of Lessee on terms that the Aircraft or Airframe is not operated by, and does not remain under the operational control of, flight crew engaged by Lessee provided that the following conditions are satisfied in relation to any such sublease hereunder:

          (i)  no Default has occurred and is continuing;

          (ii) the proposed sublessee and the proposed form of the sublease is approved by Lessor and Lender in writing, which approval will not be unreasonably withheld or delayed provided all the following conditions set out in this Clause 13.1.7 are satisfied;

          (iii)the sublease shall terminate on or before termination of this Agreement and the terms and conditions of the sublease are not inconsistent with those contained in this Agreement or any finance or security document entered into between Lessor and/or Owner Trustee and/or Lender and the sublessee shall acknowledge that its rights are subordinate to Owner Trustee's, Lessor's and Lender's rights under this Agreement (provided that the sublease shall not permit further subleasing);

          (iv) the Insurances are in full force and effect in accordance with the terms of this Agreement and, if the sublessee is to maintain such insurances during the term of such sublease, it shall have furnished to Lessor all such documents, evidence and information relating to such insurances which Lessee is required to furnish or cause to be provided to Lessor under this Agreement;

          (v) if the Aviation Authority for the duration of the sublease is to be other than the FAA, Lessor and Lender approves the change of registration and Lessor receives (x) an opinion of counsel in the State of Registration in form and substance reasonably satisfactory to Lessor and the Lender which opinion must, at least, address the satisfactory recognition of Owner Trustee's ownership of, and Lender's Security Interest in the Aircraft and
               (y) evidence that all actions recommended in such opinion have been or will be duly taken.

13.2     Copy of Sublease

              No less than three (3) Business Days after the execution of any sublease entered into by Lessee under Clause 13.1.6 or Clause
              13.1.7 Lessee shall provide Lessor with a copy of such executed sublease.

13.3     Lessee Primarily Liable

              Notwithstanding anything contained in Clause 13.1, Lessee shall remain primarily liable hereunder for the performance of all of the terms of this Agreement to the same extent as if such transfer or sublease had not occurred. No interchange agreement, sublease or other relinquishment of possession of the Airframe or any Engine permitted by this Clause 13 shall in any way discharge or diminish any of Lessee's obligations hereunder.

13.4     Recognition of Rights

              If Lessee shall have obtained from the sublessor or secured party of any engine subleased to Lessee or owned by Lessee subject to any Security Interest, a written agreement complying with the terms of sub-paragraph (ii) of Clause 13.1.4, Lessor hereby agrees for the benefit of such sublessor or secured party that Lessor shall not acquire or claim, as against such sublessor or secured party, any right, title or interest in any such engine as a result of such engine being installed on the Airframe at any time while such engine is subject to such sublease or security agreement and owned by such sublessor or subject to a Security Interest in favour of such secured party and Lessor shall, at the request of Lessee, confirm such agreement in writing for any such sublessor or secured party.

14. Security interests

14.1     Title

              Lessee shall not do, or permit to be done, any act, which might reasonably be expected to jeopardise the interest of Owner Trustee, Lessor or Lender. Lessee shall make clear to all third parties that legal title to the Aircraft is owned by Owner Trustee or the relevant title holder advised by Owner Trustee.

14.2     No Security Interests

              Lessee shall not create, incur or permit to subsist over the Aircraft or any part thereof or over the Transaction Documents any Security Interest other than Permitted Liens.

14.3     Base of Aircraft

              Lessee shall not keep or habitually base the Aircraft or any part thereof outside the State of Registration for any continuous period exceeding ten (10) days.

14.4     Notice to Lessor

              Lessee shall notify Lessor:

          (i) as and when it becomes aware of the same, of any Security Interest (x) (excluding Permitted Liens) arising over the Aircraft or any Engine or other major part thereof or (y) (in the case of all Security Interests including Permitted Liens) exercised over the Aircraft or any Engine or other major part thereof or (z) of any arrest or detention or purported or attempted arrest or detention of the Aircraft; and

          (ii) promptly on request of Lessor, of the location of the Airframe and each Engine including an Engine that is not for the time being installed on the Airframe.

14.5     Procure Release

              Lessee shall as soon as possible and in any event within five (5) Business Days of becoming aware of the same procure the release of any Security Interest (other than Permitted Liens) arising over the Aircraft or any part thereof and procure the release of the Aircraft from any arrest or detention to which it is subject.

15. Maintenance and repair

15.1     General Obligations

15.1.1 Lessee shall, or procure that any sublessee will, at its own expense at all times during the Lease Term:

          (i) maintain, service, repair, Overhaul and test the Aircraft and all Parts thereon and equipment thereon and the Engines and all Parts and equipment therein (whether or not such Parts and equipment are the property of Lessor), or procure the same, in accordance with the applicable requirements of the FAA and the Insurances and comply with all Airworthiness Directives and alert service bulletins issued by the Manufacturer (unless to do so would be in breach of the FAA's requirements, in which case the FAA's requirements shall prevail) and the MPD so as to keep the Aircraft in good operating condition, ordinary wear and tear excepted, and in accordance with sound international aviation industry practice and in such condition as may be necessary to enable (a) the airworthiness certification of the Aircraft with the Aviation Authority to be maintained in good standing at all times during the Lease Term (b) the issuance of a standard certificate of airworthiness for transport category aircraft issued by the FAA in accordance FAR Part 21 and, (c) the Aircraft to be placed on the operations specifications of a U.S. airline in accordance with Part 121 of the FAR's;

          (ii) maintain, service, repair, Overhaul and test the Aircraft and the Engines, in the same manner and with the same care as used by Lessee with respect to similar aircraft and engines operated by Lessee and without in any way adversely discriminating against the Aircraft and the Engines; and

          (iii)maintain, or procure the maintenance of, the Aircraft Documents including technical records and any other records, logs and other materials required by the FAA to be maintained in respect of the Aircraft in the English language and permit Lessor to examine such records, logs and other materials at any reasonable time upon reasonable notice.

15.1.2 The performer of such maintenance and repairs as stated in this Clause 15.1 shall be approved by the Lessor with such approval not to be unreasonably withheld.

15.2     Specific Obligations

              Without limiting Clause 15.1, Lessee agrees that the performance by Lessee or any sublessee of such maintenance and repairs as stated therein will include, but will not be limited to, each of the following specific items:

          (i) performance in accordance with the Maintenance Program of all routine and non-routine maintenance work;

          (ii) incorporation in the Aircraft of all applicable Airworthiness Directives or equivalent, all alert service bulletins of
               Manufacturer, Engine Manufacturer and other vendors or manufacturers of Parts incorporated on the Aircraft and any service bulletins which must be performed in order to maintain the warranties on the Aircraft, Engines and Parts;

          (iii)incorporation in the Aircraft of all other service bulletins of Manufacturer, the Engine Manufacturer and other vendors which Lessee schedules to adopt within the Lease Term for the major part of its fleet of aircraft of the same make as the Aircraft. It is the intent of the parties that the Aircraft will not be discriminated from the rest of Lessee's fleet in service bulletin compliance (including method of compliance) or other maintenance matters. Lessee will not discriminate against the Engines with respect to overhaul build standards and life limited part replacements;

          (iv) incorporation into the Maintenance Program for the Aircraft of a CPCP as recommended by Manufacturer, the Aviation Authority and the FAA and the correction of any discrepancies in accordance with the recommendations of Manufacturer and the structural repair manual. In addition, all inspected areas will be properly treated with corrosion inhibitor as recommended by Manufacturer;

          (v) incorporation into the Maintenance Program of an anti-fungus/biological growth and contamination prevention, control and treatment program of all fuel tanks in accordance with Manufacturer's approved procedures;

          (vi) providing   without  delay  written  summaries  of  all  sampling
               programs and amendments thereof involving or affecting the Aircraft;

          (vii)maintaining in English and keeping in an up-to-date status all relevant records and historical documents;

          (viii) maintaining historical records, in English, for condition-monitored, hard time and life limited Parts (including tags from the manufacturer of such Part or a repair facility which evidence that such Part is new or Overhauled and establish authenticity, total time in service and time since Overhaul for such Part), the hours and cycles the Aircraft and Engines operate and all maintenance and repairs performed on the Aircraft;

          (ix) properly documenting all repairs, modifications and alterations and the addition, removal or replacement of equipment, systems or components in accordance with the rules and regulations of the Aviation Authority and reflecting such items in the Aircraft Documents. In addition, all repairs, to the Aircraft will be accomplished in accordance with Manufacturer's structural repair manual, where possible, or approved data from the Manufacturer accepted by the Aviation Authority; and

          (x) ensuring that Overhauls are accomplished utilising maintenance and quality control procedures approved by the Aviation Authority and that the repair agency provides a complete record of all work performed during the course of such Overhaul and certifies that such Overhaul was accomplished, that the equipment is airworthy and released for return to service and that the Overhaul was in conformity with the original type design.

16. Replacement of parts

16.1     Replacement of Parts

              Lessee shall, at its own expense, promptly replace, or procure the replacement of, all Parts that become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond economical repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in Clause 16.4 or 16.5 In addition, Lessee may at its own cost and expense, remove, or permit the removal of any Parts including Engines, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that Lessee shall, except as otherwise provided in Clause 16.7, at its own cost and expense, immediately replace, or procure the replacement of, such Parts. Title to all replacement Parts shall be vested in Owner Trustee, subject to the Mortgage, free and clear of all Security Interests except Permitted Liens and shall, except as otherwise provided in Clause 16.7, be in as good operating condition as, and shall have a value, age, configuration and utility at least equal to, the replaced Parts, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof, and shall have a current "serviceable tag" of the manufacturer or maintenance facility providing such items to Lessee.

16.2     Title to Replacement Parts

              All Parts at any time removed from the Airframe or any Engine shall remain the property of Owner Trustee and subject to the terms of this Agreement, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached or added to the Airframe or Engine and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached or added to the Airframe or any Engine as above provided, without further act, (a) title to the replaced Part shall thereupon vest in Lessee, shall cease to be subject to this Agreement and shall no longer be deemed a Part hereunder and (b) title to such replacement Part shall pass to Owner Trustee, subject to the Mortgage, free and clear of all Security Interests except Permitted Liens and such replacement Part shall become subject to this Agreement and be deemed Part of the Airframe or Engine for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached or added to such Airframe or Engine and shall become a Part hereunder.

16.3     Pooling of Parts

              Any Part removed from the Airframe or any Engine as provided in Clause 16.1 or 16.2 may be subjected to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of Lessee's business, provided that the part replacing such removed Part shall be incorporated or installed in or attached to the Airframe or such Engine in accordance with Clause 16.1 and 16.2 as soon as practicable after the removal of such removed Part. Without prejudice to the generality of the foregoing sentence, any replacement Part when incorporated or installed in or attached to the Airframe or any Engine may be owned by a third person subject to such a normal pooling arrangement, provided that Lessee, at its own expense, as promptly thereafter as possible, either (a) causes title to such replacement Part to vest in Owner Trustee in accordance with Clause 16.1 and 16.2 free and clear of all Security Interests except Permitted Liens, or (b) replaces or procures the replacement of such replacement Part by the incorporation or installation in or attachment to such Airframe or Engine of a further replacement Part (which meets the requirements of this Clause 16) free and clear of all Security Interests except Permitted Liens and by causing title to such further replacement Part to vest in the Owner Trustee, subject to the Mortgage, in accordance with Clause 16.1 and 16.2 and such further replacement Part shall forthwith be deemed Part of the Airframe or Engine to the same extent as the Part originally incorporated or installed in or attached to the Airframe or such Engine and shall become a Part hereunder.

16.4     Alterations

              Lessee shall at its own expense, make, or procure the making of, such alterations and modifications in and additions to the Airframe and Engines as may be required from time to time to meet the standards of the Aviation Authority or any Government Entity having jurisdiction in any country, state, county or other political subdivision in or over which the Aircraft is flown or the FAA and any mandatory or recommended service bulletins of the Manufacturer. In addition, Lessee may, at its own expense, from time to time, make, or procure the making of, such alterations and modifications in and additions including the making of any improvements to the Airframe or any Engine as Lessee may deem desirable in the proper conduct of its business, including, removal of Parts (for purposes of this Clause 16.4, Obsolete Parts) which Lessee deems obsolete or no longer suitable or appropriate for use in the Airframe or such Engine, provided that no such alteration, modification, addition or removal shall cost over US$ 200,000, or alter the fundamental nature of the Aircraft as a passenger carrying aircraft, or change its original type design or configuration, or materially diminish the value or utility of the Airframe or any such Engine, or impair the condition or airworthiness thereof, below the value, utility, condition and airworthiness thereof immediately prior to such alteration, modification, addition or removal assuming such Airframe or Engine was then in the condition and repair required to be maintained by the terms of this Agreement. Title to all Parts incorporated or installed in or attached or added to the Airframe or any such Engine as the result of such alteration, modification or addition shall be vested in Owner Trustee, subject to the Mortgage, and shall forthwith be deemed Part of the Airframe or such Engine. Neither Owner Trustee, Lender nor Lessor shall be required under any circumstances to pay directly for any alteration, modification or addition to the Aircraft or to reimburse Lessee for the cost thereof. Any other alterations other than those permitted according to Clause 16.5 require Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed.

16.5     Removal of Parts

              Notwithstanding the foregoing, so long as no Default shall have occurred and be continuing, Lessee may remove, or permit the removal of, at any time during the Lease Term, any Part, provided that (a) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Airframe or any Engine at the time of Delivery or in replacement of, or substitution for, any such Part, (b) such
              Part is not required to be incorporated or installed in or attached or added to the Airframe or such Engine pursuant to the terms of Clause 16.4 or 16.5, and (c) such Part can be removed from the Airframe or such Engine without causing damage to the Airframe or such Engine or if it causes any such damage is to be repaired and promptly thereafter is repaired and without diminishing or impairing the value, utility, condition or airworthiness required to be maintained by the terms of this Agreement that the Airframe or such Engine would have had at such time had such alteration, modification or addition not occurred assuming it was in the condition and repair required to be maintained under this Agreement. Upon the removal of any Part as provided in the immediately preceding sentence and the removal of any Obsolete Part, title thereto shall, without further act, vest in Lessee, free and clear of all rights of Owner Trustee, Lender and Lessor and such Part shall no longer be deemed part of the Airframe or Engine from which it was removed. Any Part not so removed shall remain the property of Owner Trustee, subject to the Mortgage.

16.6     Substitution of Engine

              In addition to its rights under Clause 13, Lessee shall have the right at its option at any time, on at least thirty (30) days prior written notice to Owner Trustee, Lender and Lessor, to substitute or procure the substitution of an engine of the same make and model as the Engine specified in Schedule 1 or an engine of an improved model suitable for installation and use on the Airframe for any such Engine not then installed or held for use on the Airframe. Any such substitute engine, the substitution of which is in accordance with the provisions of this Clause 16.6 and which complies with the requirements of this Clause 16.6 being a "Replacement Engine" provided that title to the Replacement Engine shall be vested in Owner Trustee, subject to the Mortgage, free and clear of all Security Interests, other than Permitted Liens, and the Replacement Engine shall have a value and utility and maintenance status, including time since last Engine Performance Restoration Visit, at least equal to the replaced Engine and time since new no greater than the replaced Engine as reasonably determined by Lessor, assuming that such Engine was in the condition and repair required to be maintained by the terms of this Agreement and Lessee shall deliver such documents including a bill of sale and opinion of counsel as to title and recordation with the FAA, as Lessor may reasonably request to evidence the foregoing. In such event, immediately upon the effectiveness of such substitution on the date set forth in such notice and without further act:

          (i) title to the replaced Engine shall thereupon vest in Lessee free and clear of all rights of Owner Trustee, Lender and Lessor, and the replaced Engine shall cease to be subject to this Agreement and shall no longer be deemed an Engine hereunder; and

          (ii) title to such Replacement Engine shall vest in Owner Trustee, subject to the Mortgage, free and clear of all Security Interests except Permitted Liens and such Replacement Engine shall become subject to this Agreement and an Engine hereunder and be deemed part of the Aircraft for all purposes hereof.

16.7     Temporary Removal of Parts

              Lessee shall be entitled, so long as no Default shall have occurred which has not been remedied or waived to the reasonable satisfaction of Lessor, to substitute, replace or renew any Part with a part that does not satisfy the requirements of Clause 16.1 or 16.2 provided that:

          (i) there shall not have been available to Lessee, at the time and in the place that such substitute or replacement part was required to be installed on the Airframe or Engines a substitute or replacement part complying with the requirements of Clause 16.1 and 16.2;

          (ii) it would have resulted in an unreasonable disruption of the operation of the Aircraft or the business of Lessee as an airline to have grounded the Aircraft until such time as a substitute or replacement part complying with the requirements of Clause 16.1 and 16.2 became available for installation in or on the Aircraft;

          (iii)Lessee shall have notified Lessor prior to or, in the case of an extreme urgency as soon as possible after, the making of such substitution, replacement or renewal of any material Part; and

          (iv) as soon as possible after installation of the same in or on the Airframe or Engine (and in any event no later than fifteen (15) days thereafter) Lessee shall remove any such part not complying with the requirements of Clause 16.1 and 16.2 and replace or substitute the same with a Part complying with such requirements.

16.8     Parts Incapable of Transfer

              If any replacement Part is incapable of becoming the property of Owner Trustee free of all Security Interests (other than Permitted Liens) as required by Clause 16 the part which it has replaced shall, unless Lessor shall otherwise agree in writing, be kept and maintained by the Lessee or any sublessee, as the case may be, until the Expiry Date and be placed on the Aircraft in good working order before the Aircraft is redelivered to the Lessor on the Expiry Date.

17. Manufacturer's warranties

17.1     Authorization

17.1.1 With effect from Delivery, Lessor authorises Lessee to exercise such rights as Lessor may have in relation to any warranty with respect to the Aircraft, any Engine or any Part made by any manufacturer, vendor, subcontractor, maintenance facility or supplier subject to Lessee notifying Lessor in writing of any warranty claim of a material nature and keeping Lessor continuously informed of the development of such warranty claim To the extent that the same may not be available to Lessee, Lessor agrees to, at the sole cost and expense of Lessee, enforce such rights as Lessor may have with respect thereto for the benefit of Lessee. Lessor shall also have the right, rather than enforcing or making such claim on behalf of Lessee under such warranties, to appoint Lessee as its agent for such purpose, and in such instance, Lessee agrees to accept such appointment and make such claims and enforce such warranties at its sole cost and expense. This authorization shall cease on the Expiry Date. Lessee shall not be entitled to exercise its authorisation hereunder while a Default is continuing (during which time all such rights shall revert to Lessor and Lessor hereby agrees to exercise and enforce such rights during such period).

17.1.2 Lessee shall give Lessor prompt written notice of any warranty claim that is settled with Lessee on the basis of a total or partial cash payment. Any cash payments shall be applied to remedy the defect subject to such warranty claim unless Lessor otherwise consents in writing. Any cash payments to Lessee in respect of warranty claims that (either with Lessor's written consent or because the defect can not be remedied) are not applied to the repair or remedy of defects in the Aircraft or to compensate Lessee for the costs incurred for any such repair or remedy, and which are not in respect of compensation for loss of use of the Aircraft, an Engine or Part during the Lease Term due to a defect covered by such warranty, shall be for Lessor's account.

17.2     Proceeds

              So long as no Default has occurred and is continuing, Lessor agrees, subject to Clause 17.1, to co-operate with Lessee to cause any proceeds from any warranty referred to in Clause 17.1 to be paid directly to Lessee, and, if any such proceeds are nonetheless paid to Lessor, Lessor agrees to remit promptly such proceeds to Lessee. However, while a Default is continuing, Lessor may immediately:

          (i) retain for its own account any such proceeds previously paid to Lessor which would have been remitted to Lessee under this Clause
               17.2 in the absence of such Default or Event of Default; and

          (ii) cause any proceeds of any pending claims to be paid to Lessor, rather than to Lessee.

              Once the Default is cured, Lessor shall reimburse Lessee to the extent that it would have been obliged to under this Clause 17.2 had no such Default occurred.

17.3     Agreements with Manufacturers

              To the extent that any warranties relating to the Aircraft are made available under an agreement between any manufacturer, vendor, subcontractor or supplier and Lessee, Lessee will:

          (i)  apply  the  proceeds  of  any  claim  under  such   agreement  in
               accordance with Clause 17.2; and

          (ii) take all such steps as are necessary at the end of the Lease Term to ensure that the benefit of any of those warranties that have not expired is vested in Lessor.

17.4     No Operation Contrary to Warranties

              Lessee shall not operate the Aircraft contrary to the terms of any warranty referred to in Clause 17.1.1, provided that Lessor has advised Lessee of the terms of such warranties.

18. Disclaimers

18.1     General

              LESSOR AND LESSEE AGREE THAT THE DISCLAIMERS, WAIVERS AND CONFIRMATIONS SET FORTH IN CLAUSES 18.2 THROUGH 18.11 BELOW SHALL APPLY AS BETWEEN LESSOR AND LESSEE AT ALL TIMES DURING THE LEASE TERM WITH EFFECT FROM LESSEE'S ACCEPTANCE OF THE AIRCRAFT BY EXECUTION OF THE ACCEPTANCE CERTIFICATE, WHICH SHALL BE CONCLUSIVE EVIDENCE THAT LESSEE HAS FULLY INSPECTED THE AIRCRAFT AND EVERY PART THEREOF AND THAT THE AIRCRAFT, THE ENGINES, THE PARTS AND THE AIRCRAFT DOCUMENTS ARE IN ALL RESPECTS ACCEPTABLE TO LESSEE (SAVE AS EXPRESSLY NOTED ON THE ACCEPTANCE CERTIFICATE) AND ARE IN SUITABLE CONDITION FOR DELIVERY TO AND ACCEPTANCE BY LESSEE.

18.2     As Is, Where Is

              PRIOR TO DELIVERY HEREUNDER, LESSEE HAD THE OPPORTUNITY TO INSPECT THE AIRCRAFT, ACCORDINGLY, LESSEE UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT NEITHER OWNER TRUSTEE, LENDER OR LESSOR, NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES OR REPRESENTATIVES HAVE MADE OR WILL BE DEEMED TO HAVE MADE ANY TERM, CONDITION, REPRESENTATION, WARRANTY OR COVENANT EXPRESSED OR IMPLIED (WHETHER STATUTORY OR OTHERWISE) AS TO (i) THE CAPACITY, AGE, AIRWORTHINESS, VALUE, QUALITY, DURABILITY, DESCRIPTION, CONDITION (WHETHER OF THE AIRCRAFT, ANY ENGINE, ANY PART THEREOF OR THE AIRCRAFT DOCUMENTS), DESIGN, WORKMANSHIP, MATERIALS, MANUFACTURE, CONSTRUCTION, OPERATION, STATE, MERCHANTABILITY, PERFORMANCE, FITNESS FOR ANY PARTICULAR USE OR PURPOSE (INCLUDING THE ABILITY TO OPERATE OR REGISTER THE AIRCRAFT OR USE THE AIRCRAFT DOCUMENTS IN ANY OR ALL JURISDICTIONS) OR SUITABILITY OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, KNOWN OR UNKNOWN, APPARENT OR CONCEALED, EXTERIOR OR INTERIOR, (ii) THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHTS, (iii) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, OR (iv) ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND EXTINGUISHED.

18.3     Waiver of Warranty of Description

              LESSEE HEREBY AGREES THAT ITS ACCEPTANCE OF THE AIRCRAFT AT DELIVERY AND ITS EXECUTION AND DELIVERY OF THE ACCEPTANCE CERTIFICATE WILL RE-AFFIRM AND INDEPENDENTLY CONSTITUTE ITS WAIVER OF THE WARRANTY OF DESCRIPTION AND ANY CLAIMS IT MAY HAVE, AND OF ANY RIGHT TO MAKE ANY CLAIM AGAINST LENDER OR LESSOR BASED UPON THE FAILURE OF THE AIRCRAFT TO CONFORM WITH SUCH DESCRIPTION OR ANY AIRCRAFT SPECIFICATIONS AND ITS AGREEMENT NOT TO LOOK TO OWNER TRUSTEE, LENDER OR LESSOR FOR DAMAGES OR RELIEF ARISING OUT OF THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTIONS OR SPECIFICATIONS, NOTWITHSTANDING ANY ASSURANCES FROM LESSOR, THE DIFFICULTY OF DISCOVERING ANY DEFECT OR ITS ASSUMPTION THAT ANY NONCONFORMITY WOULD BE CURED.

18.4     Lessee Acknowledgement

              LESSEE AGREES THAT IT IS LEASING THE AIRCRAFT "AS IS, WHERE IS AND WITH ALL FAULTS".

18.5     Lessee Waiver

              Lessee hereby waives as between itself and Lessor and agrees not to seek to establish or enforce any rights and remedies, express or implied (whether statutory or otherwise) against Lessor, Owner Trustee, Lender or the Aircraft relating to any of the matters mentioned in Clause 18.1 through 18.6 and the leasing thereof by Lessor to Lessee.

18.6     Lessee Examination of Aircraft

              DELIVERY  BY LESSEE TO LESSOR  OF THE  ACCEPTANCE  CERTIFICATE  IS
              CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE THAT LESSEE'S TECHNICAL EXPERTS HAD EXAMINED AND INVESTIGATED THE AIRCRAFT, ENGINES AND EACH PART THEREOF AND DETERMINED THAT (i) EACH WAS AIRWORTHY AND IN GOOD WORKING ORDER AND REPAIR AND (ii) THE AIRCRAFT, ENGINES, EACH PART THEREOF AND THE AIRCRAFT DOCUMENTS WERE WITHOUT DEFECT (WHETHER OR NOT DISCOVERABLE AT DELIVERY) AND IN EVERY WAY SATISFACTORY TO LESSEE.

18.7     No Lessor Liability for Losses

              Lessee agrees that Lessor will not be liable to Lessee, any sublessee or any person, whether in contract, tort or otherwise and however arising, for any unavailability, loss of use or service, cost, loss (consequential or otherwise), liability, damage or delay of or to or in connection with the Aircraft, any person or property whatsoever, whether on board the Aircraft or elsewhere and irrespective of whether such occurrences arise from any act or omission or the active or passive negligence of Lessor or Owner Trustee or their agents or representatives excepting only Lessor's or Owner Trustee or their respective agents' or representatives' gross negligence or wilful misconduct.

18.8     Exclusion

              Neither Owner Trustee, Lender, nor Lessor shall have any obligation or liability whatsoever to Lessee, any sublessee or any other person whether arising in contract, tort or otherwise and whether arising by reference to negligence or strict liability of Lessor, Owner Trustee or Lender or otherwise for:

          (i) any liability, loss or damage (consequential or otherwise) caused or alleged to be caused directly or indirectly by the Aircraft or any Engine or by any inadequacy thereof or deficiency or defect therein or by any other circumstance in connection therewith;

          (ii) the use, operation or performance of the Aircraft or any risks relating thereto;

          (iii)any interruption of service, loss of business or anticipated profits or any other direct, indirect or consequential loss or damage; or

          (iv) the  delivery,   operation,   servicing,   maintenance,   repair,
               improvement or replacement of the Aircraft, any Engine or any Part except as otherwise expressly provided under this Agreement.

18.9     Waiver

              Lessee hereby waives, as between itself and Owner Trustee, Lender and Lessor, all its rights in respect of any warranty or representation, express or implied, on the part of Owner Trustee, Lender or Lessor and all claims against Owner Trustee, Lender or Lessor howsoever and whenever arising at any time in respect of or out of the matters referred to in Clause 18.

18.10    No Waiver

              Nothing in this Clause 18 or elsewhere in this Agreement will be deemed to be an waiver by Lessee of any rights it may have against the Manufacturer, the Engine Manufacturer or any other person.

18.11    Confirmation

              Lessee confirms that the foregoing provisions of this Clause 18 and the following provisions in Clause 19 have been taken into account by both parties in negotiating the rent and other amounts payable under this Agreement.

19. Indemnities

19.1     General Indemnity

              Lessee agrees to defend, indemnify and hold harmless on an after Tax basis each of the Indemnitees on demand from and against any and all Losses arising from events occurring during the Lease
              Term:

          (i) that may at any time be suffered or incurred directly or indirectly as a result of or in connection with the possession, delivery, performance, management, ownership, registration, import, control, maintenance, condition, service, repair, Overhaul, leasing, subleasing, deregistration, export, manufacture, storage, transportation, design, testing, replacement, use, operation or redelivery of the Aircraft, any Engine or Part (either in the air or on the ground) whether or not such Losses may be attributable to any defect in the Aircraft, any Engine or any Part or to their respective design, testing or use or otherwise, and regardless of when the same arises (but excluding any injuries or claims which arise prior to Delivery) or whether it arises out of or is attributable to any act or omission, negligent (active or passive) or otherwise, of any Indemnitee (including without limitation claims for death, personal injury, property damage, other loss or harm to any person and claims relating to any Laws, including without limitation environmental control, noise and pollution laws rules or regulations);

          (ii) that may at any time be suffered or incurred as a consequence of any breach of the Transaction Documents by the Lessee or by misrepresentation of or breach of warranty by Lessee; and

          (iii)that may at any time be suffered or incurred as a consequence of any design, article or material in the Aircraft, any Engine or any Part or its operation or use constituting an infringement of patent, copyright, trademark, design or other proprietary right or a breach by Lessee, or anyone acting by or through Lessee, of any obligation of confidentiality owed to any person in respect of any of the matters referred to in this Clause 19.1 (iii),

19.2     Exception to General Indemnity

              The indemnity provided for in Clause 19.1 will not extend to any Loss in relation to a particular Indemnitee to the extent that such Loss:

          (i) arises as a direct result of the gross negligence or wilful misconduct of such Indemnitee; or

          (ii) arises as a direct result of Lessor Taxes, a Lessor Lien or a wilful breach by Lessor of its obligations under any of the Transaction Documents; or

          (iii) constitutes a Tax or liability for Taxes.

19.3     Time of Payment

              Lessee will pay an Indemnitee for Losses within ten (10) Business Days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity.

19.4     Survival of General Indemnity

              Notwithstanding anything in this Agreement to the contrary, the provisions of Clause 19.1 shall survive the Expiry Date for two
              (2) years and continue in full force and effect notwithstanding any breach by Lessor or Lessee of the terms of this Agreement, the termination of the lease of the Aircraft to Lessee under this
              Agreement  or  the   repudiation  by  Lessor  or  Lessee  of  this
              Agreement.

19.5     Notice to Lessee

              Lessor shall promptly after obtaining actual knowledge thereof notify the Lessee of any claim as to which indemnification is sought; provided that a failure to so notify will not diminish or relieve Lessee of any obligations hereunder, unless such failure materially adversely affects Lessee's defence of such claim and directly results in a material increase in liability of the Lessee in respect of such claim or prevents it from materially reducing liability therefor, in which case the Lessee shall not be required to indemnify such Indemnitee for the amount by which such liability was increased or not reduced.

20. Taxation

20.1     Gross-up

20.1.1 All payments by Lessee under or in connection with this Agreement shall be made in full without any set-off or counterclaim, free and clear of and without deduction or withholding for or on account of all Taxes, except Lessor Taxes, unless Lessee is required by law to make any such deduction or withholding.

20.1.2 If any Taxes, except Lessor Taxes, are required to be deducted or withheld from any amount payable hereunder, Lessee shall pay to Lessor by way of Supplemental Rent such additional amounts, in the same currency as such payment as may be necessary in order that the amount of the net payment received by Lessor on the date of such payment, after deduction or withholding for all such Taxes, will be equal to the amount that Lessor would have received if such Taxes had not been deducted or withheld.

20.1.3 If any payment is made by Lessee under Clause 19.2 and Lessor in good faith determines that it is entitled to receive a credit against, or relief or remission for, or repayment of, any Tax paid or payable by Lessor in respect of or calculated with reference to the deduction or withholding giving rise to such payment, Lessor shall, to the extent that it can do so without prejudice to the retention of the amount of such credit, relief, remission or repayment and without leaving Lessor in any worse net after tax position than that in which it would have been had such deduction or withholding not been required to be made, promptly pay to Lessee such amount as Lessor shall reasonably have determined to be attributable to the relevant deduction or withholding.

20.2     Tax Indemnity

20.2.1 Lessee shall indemnify Lessor on demand against all Taxes (other than Lessor Taxes) levied or imposed against or upon Lessor, Lessee or the Aircraft directly or indirectly in connection with the importation, exportation, registration, ownership, leasing, subleasing, purchase, delivery, sale, possession, use, operation, repair, maintenance, Overhaul, transportation, landing, storage, presence or redelivery of the Aircraft or any part thereof or any rent, receipts, insurance proceeds, income or other amounts arising therefrom except to the extent that such liability for such Taxes:

          (i)  arises as a result of a Lessor Lien; or

          (ii) arises in respect of the period ending prior to Delivery and commencing immediately after the Expiry Date; or

          (iii)is directly attributable to Lessor's gross negligence or wilful misconduct; or

          (iv) relates to any deduction or withholding on any payment to be made to Lessor that is covered by Clause 20.1; or

          (v) imposed as a direct result of the sale, transfer or assignment or other disposition of the Aircraft or this Agreement by Lessor, other than by Lessor to Lessee, or by any party claiming by or through Lessor and except (a) any sale, transfer, assignment or other disposition that is made solely as a result of the occurrence of an Event of Default or Total Loss of the Aircraft or any part thereof or interest therein and (b) any Taxes imposed by the State of Registration.

20.2.2 If Lessor becomes aware of any claim against Lessor for any Loss that Lessee is required to pay or indemnify against pursuant to this Clause 20.2, Lessor shall as soon as is reasonably practicable notify Lessee in writing of such claim. If requested in writing by Lessee that it wishes Lessor to contest such claim, Lessor will consult with Lessee with a view to determining whether there are grounds for contesting such claim. Lessor will consider in good faith any representation made by Lessee in this respect. Lessor shall not be under any obligation to bring any proceedings in respect of any such claim in any court of law or other relevant forum except that Lessor shall bring such proceedings in the event that tax counsel reasonably acceptable to Lessor in the relevant jurisdiction provides Lessor with a legal opinion to the effect that there are legitimate grounds for contesting such claim. Any costs and expenses of any such contest shall be fully indemnified by Lessee. Further Lessor shall be under no obligation to take any action in respect of any claim unless it shall previously have been provided with security in an amount equal to the amount of such claim and reasonable costs and otherwise satisfactory in its absolute discretion for any such costs. Any amount payable under this Clause 20.2 shall be paid to or on behalf of Lessor or, if so directed by Lessor, directly to the relevant taxing authority, promptly after receipt by Lessee of a written demand therefor.

20.3     Value Added Taxes

              The Rent and other amounts payable by Lessee under this Agreement are exclusive of any value added tax, turnover tax or similar tax or duty. If a value added tax or any similar tax or duty is payable in any jurisdiction in respect of any Rent or other amounts as aforesaid, Lessee will pay all such tax or duty and indemnify Lessor against any claims for the same and any related claims, losses or liabilities.

20.4     Taxation of Indemnity Payments

20.4.1 Notwithstanding any other provision of this Agreement, if and to the extent that any sums payable to any Indemnitee by Lessee under this Agreement by way of indemnity are insufficient, by reason of any Taxes payable in respect of those sums, for such Indemnitee to discharge the corresponding liability to the relevant third party (including any taxation authority), or to reimburse such Indemnitee for the cost incurred by it to a third party (including any taxation authority) Lessee shall pay to such Indemnitee such sum as will after the tax liability has been fully satisfied leave that Indemnitee with the same amount as it would have been entitled to receive in the absence of that liability.

20.4.2 If and to the extent that any sums constituting (directly or indirectly) an indemnity to an Indemnitee but paid by Lessee to any person other than such Indemnitee are treated as taxable in the hands of such Indemnitee, Lessee shall pay to such Indemnitee such sum as will, after the tax liability has been fully satisfied, indemnify such Indemnitee to the same extent as it would have been indemnified in the absence of such liability.

20.5     Benefit of Indemnities

              All rights expressed to be granted to each Indemnitee (other than Lessor) under this Agreement are given to Lessor on behalf of that Indemnitee.

20.6     Lessor Indemnification

              Without prejudice to Clause 20.5, Lessor shall be entitled (but not obliged) to indemnify Indemnitees (other than Lessor) on terms equivalent to the indemnities given by Lessee under this Agreement and the obligations of Lessee to Lessor shall extend to reimbursement of Lessor of any amount properly paid by Lessor to such other Indemnitee provided always that nothing in this Clause
              20.6 shall operate to increase the obligations or liabilities of Lessee.

20.7     Survival of Tax Indemnities

              Notwithstanding anything in this Agreement to the contrary, the provisions of Clause 19 shall survive the Expiry Date and continue in full force and effect notwithstanding any breach by Lessor or Lessee of the terms of this Agreement, the termination of the lease of the Aircraft to Lessee under this Agreement or the repudiation by Lessor or Lessee of this Agreement.

20.8     Mitigation and Co-operation

              In any case where Lessee would be obliged to bear Taxes or make additional payment on account of Taxes pursuant to the provisions of this Agreement as a result of any change in applicable laws or regulations or practice, Lessor shall at the written request of Lessee, without limiting, reducing or otherwise qualifying the rights of Lessor and the Security Interest of Lender, consult with Lessee in good faith as to such steps which Lessor and Lessee can mutually accept and agree upon in order to mitigate or avoid the effects of such circumstances. In case Lessor and Lessee can not agree within a period of thirty (30) days after Lessee has made a written request, Lessor shall not have any further obligation towards Lessee.

20.9     Furnishing Forms

              Lessor agrees to furnish, and to procure that any other Indemnitee furnishes to Lessee, or to such other person as Lessee may designate, at Lessee's sole cost and expense, such duly executed and properly completed forms as such Indemnitee may be permitted and legally able to deliver and as may be necessary or appropriate in order to claim any reduction of, or exemption from any Tax which Lessee may be required to indemnify against hereunder, unless such Indemnitee reasonable determines that furnishing such forms may have an adverse effect on either the business, tax status, tax liability or operations of such Indemnitee.

21. Insurance

21.1     Insurances

21.1.1 Lessee shall, at its own expense, maintain in full force and effect during the Lease Term insurances in respect of the Aircraft that, subject to this Clause 21, comply with the requirements set out in Schedule 3 (the Insurances).

21.1.2 The Insurances shall be effected through brokers of international standing and repute in the London or New York aviation insurance markets as may be approved by Lessor, such approval not to be unreasonably withheld.

21.1.3 For the avoidance of doubt it is understood that the Insurances to be provided for by Lessee are not Lessor's sole remedy and protection under this Agreement as the obligations of Lessee are in excess of the requirements of the Insurances.

21.2     Reinsurance

              Any reinsurance will be maintained with reinsurers and brokers approved by Lessor, such approval not to be unreasonably withheld. Such reinsurance will contain each of the following terms and will in all other respects (including amount) be satisfactory to
              Lessor:

          (i)  The same terms as the original insurance;

          (ii) A cut-through and assignment clause satisfactory to Lessor;

          (iii)Payment will be made notwithstanding (a) any bankruptcy, insolvency, liquidation or dissolution of any of the original insurers and/or (b) that the original insurers have made no payment under the original insurance policies.

21.3     Requirements

              The current requirements as to the Insurances are as specified in this Clause 21 and in Schedule 3. Lessor and Lender may from time to time stipulate other requirements for the Insurances so that
              (a) the scope and level of cover are maintained in line with best international airline practice, and (b) the interests of Lessor and Lender continue to be protected. Lessee shall procure that such changes are effected.

21.4     Insurance Covenants

              Lessee shall:

          (i) ensure that all requirements as to insurance of the Aircraft, any Engine or any Part which may from time to time be imposed by the laws of the State of Registration or any state to, from or over which the Aircraft may be flown, in so far as they affect or concern the operation of the Aircraft, are complied with;

          (ii) comply with the terms and conditions of each policy of the Insurances and not do, consent or agree to any act or omission which:

               (a)  invalidates or may invalidate the Insurances; or

               (b) renders or may render void or voidable the whole or any part of any of the Insurances; or

               (c) brings any particular insured liability within the scope of an exclusion or exception to the Insurances;

          (iii)not make any modification or alteration to the Insurances material and adverse to the interests of any of the Indemnitees;
               (iv) be responsible for any deductible under the Insurances;

          (v) provide any other information and assistance in respect of the Insurances that Lessor may from time to time reasonably require including, for the avoidance of doubt, lists of the underwriters and the exposures of each of those underwriters which may carry the Insurances from time to time; and

          (vi) not create any Security Interests over the Insurances except pursuant to the Assignment of Insurances;

          (vii)not use or keep or permit the Aircraft or any part thereof to be used or kept for any purpose, in any manner or in any place not covered by the required policies;

          (viii) not cause or permit the Aircraft or any part thereof to be employed in any place or in any manner or for any purpose inconsistent with the terms or outside the cover provided by any required policy;

          (ix) not knowingly effect or authorise the placement of insurance covering the same subject matter as that covered by the Insurances (except on a contingent or other secondary basis); and

          (x)  furnish to Lessor:

               (a) not later than seven (7) days prior to the Scheduled Delivery Date and thereafter within seven (7) days after each renewal date of each policy, a certificate or certificates signed by the insurers or the insurance broker and a letter of undertaking by the insurance broker providing evidence of insurance coverage pursuant to this Agreement;

               (b) on request, confirmation of payment by, or at the direction of the Lessor of each sum payable under or in connection with any required policy;

               (c)  on request,  such  evidence as the Lessor may require of the
                    Lessee's   compliance  with  its   obligations   under  this
                    Agreement; and

               (d) any notice received from the insurers or the insurance brokers (within three (3) Business Days of receipt) relating to or in connection with any cancellation of the Insurances or any material alteration of the Insurances.

21.5     Renewal of Insurances

              Lessee shall commence renewal procedures at least thirty (30) days prior to expiry of any of the Insurances, and provide to Lessor:

          (i) confirmation of completion of renewal at least fifteen (15) days prior to each expiry date of any of the Insurances;

          (ii) certificates of insurance and a brokers' letter of undertaking in a form acceptable to Lessor and in English, detailing the coverage and confirming the insurers' agreement to the specified insurance requirements of this Agreement within seven (7) days after each renewal date; and

          (iii)any other information as Lessor may reasonable request be provided by the insurance broker at least fifteen (15) days before such expiry.

21.6     Failure to Insure

              If Lessee fails to maintain the Insurances in compliance with this Agreement, Lessee shall:

          (i) forthwith ground or cause to be grounded the Aircraft and shall keep or procure that the Aircraft be kept grounded until such time as all the Insurances shall again be in full force and effect; and

          (ii) immediately notify Lessor of the non-compliance of the Insurances and provide Lessor with full details of any steps which Lessee is taking or proposes to take, in order to remedy such non-compliance;

              and each of the Indemnitees will be entitled but not bound, without prejudice to any other rights of Lessor under this
              Agreement:

               (a) to pay the premiums due or to effect and maintain insurances satisfactory to Lessor and substantially the same as the Insurances required hereunder or otherwise remedy Lessee's failure in such manner, including to effect and maintain an "owner's interest" policy, as Lessor considers appropriate. Any sums so expended by Lessor will become immediately due and payable by Lessee to Lessor together with interest thereon at the Default Rate, from the date of expenditure by Lessor up to the date of reimbursement by Lessee; and

               (b) at any time while such failure is continuing to require the Aircraft to remain at any airport or to proceed to and remain at any airport designated by Lessor until the failure is remedied to Lessor's satisfaction.

21.7     Continuation of Insurances

              Lessee agrees to effect and maintain at Lessee's cost airline general third party liability insurances in the form required by this Agreement for two (2) years after the Expiry Date whether or not Lessee or Lessor continues to have any interest in the Aircraft.

21.8     Application of Insurance Proceeds

              As between Lessor and Lessee:

          (i) all insurance payments received as the result of a Total Loss occurring during the Lease Term will be paid to Lessor or to Lender pursuant to the terms of any security given by Owner Trustee and Lessor;

          (ii) all insurance proceeds of any damage or loss to the Aircraft, any Engine or any Part occurring during the Lease Term not constituting a Total Loss and in excess of the Damage Notification Threshold will be paid to Lessor and applied in payment (or to reimburse Lessee) for repairs or replacement property, upon Lessor being satisfied that the repairs or replacement have been effected in accordance with this Agreement; and

          (iii)notwithstanding Clauses 21.8 (i) or 21.8 (ii) above, if at the time of the payment of any such insurance proceeds a Default has occurred and is continuing, all such proceeds will be paid to or retained by Lessor to be applied toward payment of any amounts which may be or become payable by Lessee in such order as Lessor sees fit or as Lessor may elect.

21.9     Pursuit of Claims

              The parties shall co-operate in the pursuit of any claims under the Insurances. In pursuing any such claims, the parties shall take account of each others interests but, if there is any material disagreement between the parties in respect of how any such claim shall be pursued, the interests of Lessor shall be paramount.

22. Total loss and requisition

22.1     Total Loss Prior to Delivery

              If a Total Loss occurs prior to Delivery, this Agreement shall immediately terminate, and except as expressly stated in this Agreement neither party will have any further obligation or liability under this Agreement, except that Lessor will repay to Lessee any prepaid Rent, the amount of Security Deposit, if paid, and return the Letter of Credit under this Agreement.

22.2     Total Loss After Delivery

22.2.1 If a Total Loss occurs after Delivery, Lessee shall pay the Lessor on or prior to the earlier of:

          (i)  thirty (30) days after the Total Loss Date; and

          (ii) the date of receipt of insurance proceeds in respect of such Total Loss, the aggregate of (x) the Agreed Value and (y) Rent and all other amounts accrued under this Agreement to the date of payment and (z) interest on the Agreed Value accruing on a daily basis at the Default Rate for the period, if any, from the Total Loss Date to the date of payment.

22.2.2 Subject to the rights of any insurers or other third parties, upon irrevocable payment in full to Lessor of the Agreed Value and all other amounts which may be or become payable to Lessor under this Agreement, Lessor shall direct Owner Trustee to transfer to Lessee all of Owner Trustee's and Lessor's rights (if any) to (x) the Airframe or any Engines and Parts whether or not installed when the Total Loss occurred, on an as-is where-is basis and without recourse or warranty (save as to freedom from Lessor Liens), and Lessor shall procure the execution and delivery of such bills of sale and other instruments as Lessee may reasonably request to evidence such transfer, free and clear of all rights of Owner Trustee and Lessor and (y) any other rights in respect of the Aircraft or any part thereof or any further requisition or insurance proceeds in respect thereof. Lessee shall indemnify Owner Trustee and Lessor for all fees, expenses and Taxes incurred by Owner Trustee and Lessor in connection with any such transfer.

22.2.3 If a Total Loss of the Aircraft or the Airframe occurs during the Lease Term, Lessee's obligation to pay Rent shall continue in full force and effect until the date of payment of the Agreed Value and all other amounts due under this Agreement and upon payment of the Agreed Value and all other sums due under this Agreement, the leasing of the Aircraft shall immediately terminate, but without prejudice to the continuing obligations of Lessee (as to indemnity or otherwise) under this Agreement; and Lessor and, if not already recovered, Lessee shall proceed diligently and co-operate fully with each other in the recovery of the Total Loss Proceeds.

22.3     Total Loss of Engines

22.3.1 Upon an Engine Total Loss of any Engine not installed on the Aircraft, or an Engine Total Loss of an Engine installed on the Airframe not involving a Total Loss of the Airframe (in either case, a Destroyed Engine), Lessee shall give Lessor prompt written notice thereof and Lessee shall replace the Destroyed Engine as soon as reasonably possible by procuring that Owner Trustee acquires, at Lessee's expense, title to another engine complying with the requirements of Clause 16.6. Such Replacement Engine shall upon acquisition by Owner Trustee be an Engine as defined herein.

22.3.2 Lessee agrees to take such action as Lessor may reasonably request in order that any such Replacement Engine shall be the property of Owner Trustee, and leased hereunder on the same terms as the Destroyed Engine. Lessee's obligation to pay Rent shall continue in full force and effect, but an amount equal to the Total Loss Proceeds received by Lessor or Lender, as the case may be, with respect to the Destroyed Engine, less any cost, expenses, Taxes or duties incurred in connection with the collection thereof, shall, subject to Lessor's right to deduct therefrom any amounts then due and payable by Lessee under this Agreement, be paid to Lessee.

22.3.3 Immediately upon the effectiveness of such substitution, and without further act, title to the replaced Engine shall thereupon vest in Lessee, in an as-is, where-is condition, free and clear of all rights and Security Interests of Owner Trustee, Lender and Lessor and shall no longer be deemed an Engine hereunder.

22.4     Requisition

22.4.1 During any requisition for use or hire of the Aircraft, any Engine or Part that does not constitute a Total Loss:

          (i) the Rent and other amounts payable under this Agreement will not be suspended or abated either in whole or in part, and Lessee will not be released from any of its other obligations under the Agreement (other than operational obligations with which Lessee is unable to comply solely by virtue of the requisition);

          (ii) so long as no Default or Event of Default has occurred and is continuing, Lessee shall be entitled to any hire paid by the requisitioning authority in respect of the Lease Term;

          (iii)Lessee shall, as soon as practicable after the end of any such requisition, cause the Aircraft to be put into the condition required by this Agreement.

22.4.2 If the Aircraft is under requisition for hire at the Expiry Date, the leasing of the Aircraft under this Agreement shall continue until the earlier of (x) when the Aircraft becomes a Total Loss and Lessor receives the Agreed Value together with any other amounts then due and unpaid under this Agreement and (y) when the Aircraft is returned prior to becoming a Total Loss, and Lessee satisfies the Return Conditions provided that:

          (i) the obligations of Lessee including in respect of payment of Rent including Maintenance Reserves, if any, shall continue in full force and effect until the leasing ends except that during the continuation of the requisition for hire while it does not constitute a Total Loss, Lessee shall be released from those of its obligations that it is prevented from performing as a result of the requisition of the Aircraft;

          (ii) unless a Total Loss has occurred (in which case Clause 22.2 shall apply), Lessee shall be obliged to redeliver the Aircraft to Lessor in accordance with Clause 23;

          (iii)provided no Default or Event of Default is continuing, Lessee shall be entitled to receive and retain any requisition payments made in respect of the Aircraft; and

          (iv) Lessee shall indemnify Lessor for any Losses which Lessor suffers (Lessor undertakes to use its reasonable best efforts to mitigate such Losses) as a result of Lessee returning the Aircraft to Lessor after the Expiry Date.

23. Redelivery

23.1     Redelivery of Aircraft

              On the Redelivery Date, Lessee shall, unless a Total Loss has occurred, redeliver the Aircraft and the Aircraft Documents to Lessor at Lessee's cost and expense at the Redelivery Location. If the Aircraft has been damaged and is being repaired in a timely manner, then the term of the lease will be extended and Lessee's obligations under this Agreement shall continue in full force and effect and during the course of such repair and, so long as no Default or Event of Default shall have occurred and be continuing, the Lessor will make insurance proceeds available to accomplish such repairs as provided in Clause 22. When the repairs are completed, the Aircraft shall be redelivered to Lessor. At the time of the redelivery of the Aircraft:

          (i) the Aircraft shall be free and clear of all Security Interests other than Lessor Liens;

          (ii) all maintenance to the Aircraft due for performance on or before the Redelivery Date shall have been completed in accordance with this Agreement;

          (iii) the Aircraft shall be in compliance with the Return Conditions;

          (iv) the Aircraft shall comply with such other reasonable requirements as Lessor may request that Lessee has had timely notice of and that Lessor has agreed to pay for; provided, however, that if compliance with Lessor's request is the sole cause of a delay in the return of the Aircraft beyond the Expiry Date, then Rent shall abate for the period of such delay solely attributable to Lessee's compliance with Lessor's request; and

          (v) any service bulletin kits which are allocated to the Aircraft at no charge by the Manufacturer and not delivered to Lessor as at the Redelivery Date will be shipped to a location specified by Lessor at Lessee's cost.

              For the avoidance of doubt, Lessee will not be responsible for any inaccuracy or incompleteness in the Aircraft Documents that pertains to any period prior to Delivery, provided always that the foregoing shall not in any way be construed as a waiver by Lessor of Lessee's obligations to keep, maintain and update the Aircraft Documents during the Lease Term in accordance with the other provisions of this Agreement.

23.2     Final Inspection

              Immediately prior to redelivery of the Aircraft, Lessee shall make the Aircraft available to Lessor for inspection (Final Inspection) at the Redelivery Location in order to verify that the condition of the Aircraft complies with the Return Conditions. The Final Inspection shall be long enough to permit Lessor to:

          (i)  inspect the Aircraft Documents;

          (ii) inspect the Aircraft and uninstalled Parts;

          (iii)inspect the Engines, including without limitation (i) a video boroscope inspection of (A) the low pressure and high pressure compressors and (B) turbine area and (ii) engine condition runs.

23.3     Discrepancies

              Lessee shall repair all discrepancies discovered during the Final Inspection and demonstration flight, which exceed maintenance manual allowable limits, and shall correct all discrepancies in the Aircraft Documents. When Lessee has complied with the provisions of this Clause 23.3, Lessee shall redeliver the Aircraft to Lessor at Lessee's cost and expense at the Redelivery Location.

23.4     Non-compliance

23.4.1 To the extent that, at the time of Final Inspection, the condition of the Aircraft does not comply with this Agreement (except Clause
              23.1 (iv)), Lessee shall at Lessor's option:

          (i) immediately rectify the non-compliance and to the extent the non-compliance extends beyond the Redelivery Date, the Lease Term will be automatically extended until the non-compliance has been rectified and Lessee shall be required to pay Rent to Lessor during that period at the rate equal to two (2) times the daily Basic Rent (Basic Rent per month divided by thirty (30)) per day payable monthly or, if earlier, on the date on which the non-compliance is rectified and the return of the Aircraft is accepted by Lessor; or

          (ii) redeliver the Aircraft to Lessor and indemnify Lessor, and provide cash to Lessor in an amount reasonably satisfactory to Lessor as security for that indemnity, against the cost of putting the Aircraft into the condition required by this Agreement.

23.4.2 Lessor's option in Clause 23.4 is not available to Lessor provided that (i) Lessee has notified Lessor of its intent to rectify the non-compliance prior to the Redelivery Date and (ii) Lessee will in the reasonable opinion of Lessor be able to rectify such non-compliance on or before Redelivery Date.

23.4.3 For the avoidance of doubt, Lessor shall not be entitled to exercise its option under Clause 23.4.1 and Lessee shall suffer no loss or penalty to the extent that the Aircraft does not, on Final Inspection, comply with Clause 23.1 (iv) but is otherwise in compliance with the Return Conditions.

23.5     Acknowledgement

              Provided  Lessee  has  complied  with its  obligations  under this
              Agreement, following redelivery of the Aircraft by Lessee to Lessor at the Redelivery Location, the parties shall execute an acknowledgement confirming that Lessee has redelivered the Aircraft to Lessor in accordance with this Agreement substantially in the form of Schedule 13.

23.6     Storage etc.

              Notwithstanding the performance in full by Lessee of all its obligations under this Clause 23, Lessor may require Lessee to continue to lease the Aircraft from Lessor for a period of up to thirty (30) days from the Expiry Date. During this period, Lessee will have no obligations under this Agreement except to park and store the Aircraft in accordance with Manufacturer's recommended short term storage program at one of Lessee's storage facilities and to continue insurances in respect of the Aircraft at Lessee's cost. Such parking and storage is being made at the risk of Lessor and Lessee shall have no liability for Losses except for any Losses arising out of Lessee's gross negligence or wilful misconduct arising during such period. Lessee also agrees during this period to ferry/fly the Aircraft to such location as Lessor may require. Lessee will not otherwise utilise the Aircraft during this period. Any out of pocket costs or expenses incurred by Lessee during this period with respect to the Aircraft for storage, insurance or such ferry/flight shall be reimbursed by Lessor to Lessee promptly after demand and upon receipt by Lessor of an invoice and documentation, reasonably satisfactory to Lessor, of such costs and expenses.

24. Events of default

24.1     Notice

              Lessee will promptly notify Lessor if Lessee becomes aware of the occurrence of any Default.

24.2     Events

              Each of the following events will constitute an Event of Default and a material breach of this Agreement:

          (i) Non-payment: Lessee fails to pay any amount payable by it under the Transaction Documents or the Other Agreements in the currency in which such sum fell due in respect of payments of Rent or Maintenance Reserves, if any, within three (3) Business Days of the due date for payment thereof and, in respect of any other payments, within five (5) Business Days of the date of receipt of written notice for payment thereof;

          (ii) Insurance: Insurance cover on or with respect to the Aircraft for the benefit of Lessor (and any additional insured) is not maintained in accordance with the provisions of this Agreement or the Aircraft is operated outside the scope of such insurance coverage; or

          (iii)Delivery: Lessee fails to take Delivery of the Aircraft when obligated to do so under the terms of this Agreement; or

          (iv) Redelivery: Lessee fails to return the Aircraft to Lessor on the Redelivery Date in accordance with Clause 23; or

          (v) Breach: Lessee defaults in the due performance and observance of any other obligations contained in the Transaction Documents and such default is not remedied within fourteen (14) days of becoming aware of such default; or

          (vi) Representation: Any representation, warranty or statement made or deemed to be made by Lessee in the Transaction Documents or in any certificate, statement or opinion delivered by it hereunder or in connection herewith is incorrect, inaccurate or misleading in any respect which Lessor considers material when made or deemed to be made or if the effects or consequences of the incorrect, inaccurate or misleading representation, warranty or statement are capable of cure and Lessee fails to cure such effects or consequences within twenty (20) days after becoming aware of such default; or

          (vii)Approvals: Any governmental or other consent, license or authorization required by law for the validity or legality of the Transaction Documents or the performance hereof or thereof (other than any such which may be required to be obtained by Lessor) is withdrawn or ceases, for any reason, to be in full force and effect or is not renewed or obtained when required and such withdrawal, cessation, non-renewal or non-obtaining in the opinion of Lessor may prejudice the rights of Lessor under this Agreement or in the reasonable opinion of Lessor may have a material adverse effect on Lessee's obligation to perform its obligations under this Agreement; or

          (viii) Registration:

               (a) the Registration of the Aircraft is cancelled other than as a result of an act or omission of Lessor or another Indemnitee including Owner Trustee and Lessor or an affiliate of the Owner Trustee and Lessor;

               (b) Lessee ceases to be an US Air Carrier authorised to transport passengers in common carrier; or

               (c) the Aircraft ceases to be "based and primarily used in the United States" within the meaning of the 14 Code of Federal Regulations 47.9: or

          (ix) Possession: Lessee abandons the Aircraft or the Engines, or Lessee or any Permitted Air Carrier no longer has unencumbered control (other than Permitted Liens) or possession of the Aircraft or Engines, except as otherwise permitted by this Agreement; or

          (x)  Discontinuation:   Lessee   threatens   to  or   temporarily   or
               permanently discontinues business or sells or otherwise disposes of all or substantially all of its assets; or

          (xi) Adverse Change: A material adverse change occurs in the financial condition of Lessee which in the reasonable opinion of Lessor may have a material negative impact on Lessee's ability to perform its obligations hereunder; or

          (xii)Cross Default: Any Financial Indebtedness of Lessee (in an aggregate amount in excess of US$1,000,000 or its equivalent in other currencies) becomes due and payable, or may be declared due and payable, prior to its stated maturity by reason of default by Lessee (having regard to any applicable grace period) or any such Financial Indebtedness is not paid on the due date for payment thereof (as extended by any applicable grace period); or

          (xiii) Insolvency: Lessee is declared bankrupt or becomes insolvent or is unable to pay its debts as and when the same fall due or declares a moratorium on the payment of its indebtedness or makes an assignment for the benefit of creditors generally or is subject to bankruptcy, liquidation, debt negotiations or any analogous proceedings; or

          (xiv)Proceedings: Any proceedings, resolutions, filings or other steps are instituted or threatened with respect to the Lessee or a substantial part of Lessee's property relating to the bankruptcy, liquidation, reorganisation or protection from creditors of Lessee. If instituted by Lessee or done by the Lessee, the same will be an immediate Event of Default. If instituted by another person, the same will be an Event of Default if not dismissed, remedied or relinquished within twenty
               (20) days; or

          (xv) Judgements: Any order, judgement or decree is entered by any court of competent jurisdiction appointing a receiver, trustee or liquidator of Lessee or a substantial part of its property or if a substantial part of its property is to be sequestered. If instituted by Lessee or done by the Lessee, the same will be an immediate Event of Default. If instituted by another person, the same will be an Event of Default if not dismissed, remedied or relinquished within twenty (20) days; or

          (xvi)Air Navigation Charges: Any competent authority has unpaid Air Navigation Charges due from Lessee (unless such charges are being contested in good faith and by appropriate proceedings and such proceedings do not involve any danger of the detention, interference with the use or operation, sale, forfeiture or loss of the Aircraft) and such charges remain outstanding of a period of ten (10) days from the due date thereof; provided that such ten (10) day grace period will not apply if there is a danger of detention, interference with the use or operation, sale, forfeiture or loss of the Aircraft; or

          (xvii) Airport Charges: Any airport has unpaid Airport Charges due from Lessee (unless such charges are being contested in good faith and by appropriate proceedings and such proceedings do not involve any danger of the detention, interference with the use or operation, sale, forfeiture or loss of the Aircraft) and such charges remain outstanding for a period of ten (10) days from the due date thereof; provided that such ten (10) day grace period will not apply if there is a danger of detention, interference with the use or operation, sale, forfeiture or loss of the Aircraft;

          (xviii) Other Default: An Event of Default is continuing unremedied under any Other Agreement between Lessee and Lessor or another lessor or sublessor that either (i) shares the same general partner or controlling shareholder with Lessor or (ii) whose beneficiary shares the same general partner or controlling shareholder with Lessor; or

          (xix)Sublessee: Any approved sublessee acts so as to prevent present or future performance by Lessee of its obligations under this Agreement.

24.3     Lessor's Rights

24.3.1 Upon the occurrence of any Event of Default, all rights of Lessee under this Agreement and with respect to the Aircraft will immediately cease and terminate, but without prejudice to the continuing obligations of Lessee under this Agreement. Without prejudice and in all cases in addition to any other rights of Lessor under this Agreement or under applicable law, Lessor may upon the occurrence of any Event of Default exercise all or any of the following rights at its option:

          (i) require that Lessee immediately move the Aircraft to a location specified by Lessor;

          (ii) for Lessee's account do anything that may reasonably be required to cure any default and recover from Lessee all reasonable costs, including reasonable legal fees and expenses incurred in doing so and interest thereon at the Default Rate; or

          (iii)proceed by appropriate court action or actions to enforce performance of this Agreement or to recover damages for the breach of this Agreement; or

          (iv) enter upon the premises where the Airframe or any or all Engines or any or all Parts are located or believed to be located and take immediate possession of and remove such Airframe, Engine or Parts without the necessity for first instituting proceedings, or by summary proceedings or otherwise, and Lessee shall comply therewith, all without liability to Lessor for or by reason of such entry or taking possession, whether for the restoration or damage to property caused by such taking or otherwise;

          (v) apply all or any portion of the Security Deposit, the Letter of Credit and any other security deposit held by Lessor pursuant to any Other Agreements to any amounts due.

24.3.2 Whether or not Lessor shall have exercised, or shall thereafter any timer exercise, any of its rights under Clause 24.3.1 (i) or
              (iv) above with respect to all or any part of the Aircraft, Lessor, by written notice to Lessee specifying payment date not earlier than ten (10) days from the date of such notice, may demand that Lessee pay to Lessor, and Lessee shall pay Lessor, on the payment date specified in such notice as liquidated damages and not as a penalty (in lieu of the instalments of Rent due for periods commencing on or after the payment date in such notice), any unpaid instalments of Rent due for periods prior to the payment date specified in such notice plus the present value of the remaining instalments of Rent during the Lease Term, using in each case a discount rate of the amount of interest then paid on U.S. Treasury Bills of similar maturity. In addition, Lessee shall be liable for the amounts set forth in Clause 24.4 (ii) and (iii).

24.3.3 If an Event of Default occurs, Lessor may sell or re-lease or otherwise deal with the Aircraft at such time and in such manner as Lessor considers appropriate in a commercially reasonable manner, free and clear of any interest of Lessee as if this Agreement had never been entered into and as if Lessee had never made any payments hereunder. While an Event of Default is continuing, Lessee will not operate the Aircraft without the consent of Lessor.

24.3.4 If an Event of Default has occurred and is continuing, Lessor may take all steps necessary to de-register the Aircraft in and export the Aircraft from the State of Registration.

24.4     Default Payments

              Lessee shall be liable for:

          (i) any and all unpaid Rent due hereunder before or after any termination hereof;

          (ii) any and all unpaid Supplemental Rent due hereunder before or after any termination hereof;

          (iii)all costs and expenses (including attorney's fees and disbursements) incurred by Lessor in connection with or as a result of any Event of Default or exercise of remedies hereunder, including, but not limited to, (i) all costs and expenses incurred in connection with recovering possession of the Aircraft and in carrying out any works or modifications required to place the Aircraft in the condition specified in Clause 23.1 and remarketing the Aircraft, (ii) interest at the Default Rate on any amount not paid when due under this Agreement and (iii) an amount sufficient to fully compensate Lessor for any loss of or damage to Lessor's residual interest in the Aircraft.

All costs and expenses referred to in the preceding sentence shall be payable by Lessee upon demand by Lessor unless otherwise specified in this Agreement. All such obligations shall survive any termination of this Agreement or the leasing of the Aircraft or any portion thereof hereunder.

24.5     Cumulative Rights

              Except as otherwise expressly provided above, no remedy referred to in this Clause 24 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. The exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other remedies. No express or implied waiver by Lessor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

25. Assignment and transfer

25.1     By Lessee

              No assignment, novation, transfer or Security Interest may be made by Lessee in any of its rights with respect to the Aircraft, Engine, Parts, this Agreement or the other Transaction Documents (other than Permitted Liens).

25.2     By Lessor

              Subject to Lessee's rights pursuant to this Agreement, Lessor may at any time and without Lessee's consent sell, assign or transfer its rights and interest hereunder and under the other Transaction Documents to a third party, (Lessor's Assignee). Lessor will in good faith co-operate with Lessee to ensure minimum practical disturbance or cost in connection with such assignment or transfer of rights and interest hereunder. Lessee agrees to co-operate in good faith with Lessor in such sale, assignment or transfer and provide Lessor and Lessor's Assignee with such reasonable assistance as Lessor may require, including but not limited to assisting in any of Lessor's and Lessor's Assignee's efforts to minimise or eliminate any Taxes related to such assignment or transfer. For a period of two (2) years after any such sale or assignment and at Lessee's cost, Lessee will continue to name Owner Trustee, Lessor and Lender as additional insureds in accordance with the insurance requirements set out in Clause 21.

25.3     Assignment to Lender

              Subject to Lessee's rights under this Agreement, Owner Trustee may at any time grant Security Interests over the Aircraft and the benefit of this Agreement, the other Transaction Documents and any other agreement related to the Aircraft to any Lender as security for Owner Trustee's obligations to such Lender. Owner Trustee's rights to grant any such Security Interests shall be subject only to receipt by Lessee of an acknowledgement from or on behalf of Lender relating to quiet enjoyment by Lessee of the Aircraft as referred to in Clause 25.4.2.

25.4     Lessee Co-operation

25.4.1 On request by Lessor, Lessor's Assignee, Owner Trustee or Lender, Lessee will, at Lessee's sole expense, promptly execute all such documents as Lessor, Lessor's Assignee, Owner Trustee or Lender may reasonably require (including such estoppel certificate as referred to in Clause 12.4 to confirm Lessee's obligations under this Agreement and the other Transaction Documents), to obtain Lessee's confirmation that no Default is outstanding and for the purpose of perfecting and ensuring and maintaining the perfection of any Security Interest granted by Owner Trustee over the Aircraft, this Agreement, the other Transaction Documents or any other agreement related to the Aircraft. Lessee will promptly provide all other reasonable assistance and co-operation at Lessor's expense to Lessor, Lessor's Assignee, Owner Trustee or Lender in connection with any of the matters referred to in this Clause 25 or the perfection and maintenance of any related Security Interest, the making of any necessary changes to the Insurances, the making of any necessary filings and registrations in the State of Incorporation or the State of Registration or the provision of any appropriate counsel's opinions in relation to Lessee's obligations.

25.4.2 Lessor will obtain for the benefit of Lessee an acknowledgement from any Lessor's Assignee or Lender, so long as no Default has occurred and is continuing hereunder, such person will not interfere with Lessee's quiet, peaceful use and enjoyment of the Aircraft, substantially in the form of Schedule 11 or such other form as Lessor's Assignee or Lender may reasonably require.

25.5     Lessor Includes Lessor's Assignee and Lender

              Wherever the term "Lessor" is used in this Agreement in relation to any of the provisions relating to registration, title, disclaimer, indemnity and insurance respectively, the term "Lessor" will be deemed to include Lessor's Assignee and Lender.

26. Miscellaneous provisions

26.1     Rights Cumulative, Waivers

              The rights of Lessor under this Agreement are cumulative, may be exercised as often as Lessor considers appropriate and are in addition to Lessor's rights under the general law. The rights of Lessor against Lessee or in relation to the Aircraft, whether arising under this Agreement or the general law, shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on Lessor's part or on its behalf shall in any way preclude it from exercising any such right or constitute a suspension or any variation of any such right.

26.2     Delegation

              Lessor may delegate to any person or persons all or any of its rights, powers or discretions vested in it by this Agreement, and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate) as Lessor in its absolute discretion thinks fit.

26.3     Expenses

              So long as the Aircraft is tendered for Delivery to Lessee pursuant to this Agreement, Lessee shall pay to Lessor on demand:

          (i)  all  reasonable  expenses  including  legal,  professional,   and
               out-of-pocket expenses incurred or payable by Lessor in connection with any amendment to or extension of or other documentation requested by Lessee in connection with, or the granting of any waiver or consent under this Agreement or the monitoring of compliance by Lessee with this Agreement, but in the case of such monitoring of compliance, only if upon such monitoring Lessee is found to be in Default under this Agreement; and

          (ii) all expenses including legal, survey and other costs payable or incurred by Lessor following a Default in connection with the enforcement of or preservation of any of Lessor's rights under this Agreement, or in respect of the repossession of the Aircraft.

              All expenses payable pursuant to this Clause 26.3 shall be paid in the currency in which they are incurred by Lessor.

26.4     Time of Essence

              The time stipulated in this Agreement for all payments by Lessee to Lessor and for the prompt performance of Lessee's other obligations under this Agreement will be of the essence for this Agreement.

26.5     Entire Agreement

              The Transaction Documents are the sole and entire agreements between Lessor and Lessee in relation to the leasing of the Aircraft, and supersede all previous agreements in relation to that leasing.

26.6     Further Assurances

              The parties shall take such action as Lessor and Lessee reasonably consider to be in furtherance of the commercial intent of the parties under the Transaction Documents including, without limitation, such action as may be required properly to transfer title to engines and parts as contemplated in this Agreement in compliance with the laws of the lex situs of the relevant engine or part at the relevant time.

26.7     Language

              All notices to be given under this Agreement will be in English. All documents delivered to Lessor pursuant to this Agreement will be in English or, if not in English, will be accompanied by a certified English translation. If there is any inconsistency between the English version of this Agreement and any version in any other language, the English version will prevail.

26.8     Variation

              The provisions of this Agreement shall not be varied or amended otherwise than by an instrument in writing executed by or on behalf of Lessor and Lessee.

26.9     Invalidity of any Provision

              If any provision of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

26.10    Survival

              All indemnities and other obligations of Lessee which arise or are attributable to circumstances occurring during the Lease Term shall survive, and remain in full force and effect, notwithstanding the expiration or other termination of this Agreement or the leasing of the Aircraft hereunder.

26.11    Reimbursement

              If Lessee defaults in the performance of any of its obligations under this Agreement that can be rectified by the spending of money, Lessor shall be entitled (but not obliged) to expend money to rectify such matter and Lessee shall reimburse Lessor on demand the money so expended. Any expenditure by Lessor pursuant to this Clause 26.11 shall not prejudice the rights of Lessor in respect of any Default or Event of Default.

26.12    Press Releases

              The parties will give copies to one another, in advance if possible, of all news, articles and other releases provided to the public media regarding this Agreement or the Aircraft.

26.13    Power of Attorney

              Lessee hereby irrevocably appoints Lessor as its attorney for the purpose of putting into effect the intent of this Agreement following an Event of Default, including without limitation, the return, repossession, deregistration and exportation of the Aircraft. To evidence this appointment, Lessee has executed the power of attorney in the form of Schedule 8. Lessee will take all steps required under the laws of the State of Registration to provide such power of attorney to Lessor.

26.14    Usury Laws

              Notwithstanding anything to the contrary in the Transaction Documents, Lessee will not be obligated to pay Default Interest or other interest in excess of the maximum non-usurious interest rate, as in effect from time to time, which may by applicable law be charged, contracted for, reserved, received or collected by Lessor in connection with the Transaction Documents. During any period of time in which the then applicable highest lawful rate is lower than the Default Interest rate, Default Interest will accrue and be payable at such highest lawful rate; however, if at later times such highest lawful rate is greater than the Default Interest rate, then Lessee will pay Default Interest at the highest lawful rate until the Default Interest which is paid by Lessee equals the amount of interest which would have been payable in accordance with the interest rate set forth in Schedule 2.

26.15    Confidentiality

              The Transaction Documents and all non-public information obtained by either party about the other are confidential and are between Lessor and Lessee only and the commercial terms and other material provisions of this Agreement will not be disclosed by a party to third parties (other than to such party's auditors, lenders and legal advisors) without the prior written consent of the other party except in connection with enforcement of rights hereunder. If disclosure is required as a result of applicable law, Lessee and Lessor will co-operate with one another to obtain confidential treatment as to the commercial terms and other material provisions of this Agreement; provided, however, if they are unable to obtain such confidential treatment and disclosure is required by applicable law, then such disclosure may be made in accordance with such law.

26.16    Counterparts

              This Agreement may be executed in any number of identical counterparts, each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument  when each  party has  signed  and  delivered  one such
              counterpart   to  the  other   party.   Delivery  of  an  executed
              counterpart of this Agreement by facsimile will be deemed effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Agreement by facsimile will also deliver an originally executed counterpart;
              provided, however, the failure of any party to deliver an originally executed counterpart of this Agreement will not affect the validity or effectiveness of this Agreement.

26.17    Bankruptcy

              It is the intention of the parties that the Lessor shall be entitled to the benefits of 11 U.S.C 1110 with respect to the right to repossess the Airframe, Engines and Parts as provided herein, and in any circumstances where more than one construction of the terms and conditions of this Agreement is possible, a construction which would preserve such benefits shall control over any construction which would not preserve such benefits or would render them doubtful. To the extent consistent with the provisions of 11 U.S.C 1110 or any analogous section of the Federal bankruptcy laws, as amended from time to time, it is hereby expressly agreed and provided that, notwithstanding any other provisions of the Federal bankruptcy laws, as amended from time to time , any right of the Lessor to take possession of the Aircraft in compliance with the provisions of this Agreement shall not be affected by the provisions of 11 U.S.C 362 or 363, as amended from time to time, or any analogous provisions of any superseding statute or any power of the bankruptcy court to enjoin such taking of possession. This Agreement is a true lease and not one intended as security.

27. Notices

              Any notice or other communication under or in connection with this Agreement shall be in writing and shall be delivered personally, by reputable overnight courier or express service or by post or facsimile transmission to the respective addresses or facsimile numbers given below or such other address or facsimile number as the recipient may have notified to the sender in writing. Proof of posting or despatch shall be deemed to be proof of receipt.
              Notice shall be deemed received:

          (i) in the case of a letter, on the fifth Business Day after posting; and

          (ii) in the case of a facsimile, on the Business Day immediately following the date of despatch or transmission.

              In the case of a notice sent by expedited delivery, notice will be deemed received on the date of delivery set forth in the records of the person which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions. Notices will be addressed as follows:

              Lessor:              INDIGO AVIATION AB (PUBL)
              Address:   Sodra Forstadsgatan 4, SE-211 43 Malmo, Sweden
              Attention: Legal Department
              Facsimile: +46 40 302350

              Lessee:              FRONTIER AIRLINES, INC.
              Address:   12015 e. 46th Avenue, Denver Colorado,
                                   United States of America
              Attention: General Counsel
              Facsimile: (303) 371 9669

28. Governing law and jurisdiction

28.1     New York Law

              This Agreement will in all respects be governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance but excluding section 7-101 of the general obligations law (notwithstanding the conflict laws of the State of New York).

28.2     Non-exclusive Jurisdiction in New York

28.2.1 Each of Lessor and Lessee (a) irrevocably submit to the non-exclusive jurisdiction of the Supreme Court of the State of New York, New York City County, and the United States Districts Court for the Southern District of New York for the purposes of any suit, action, or other proceeding arising out of this agreement of the Transaction Documents or the subject matter hereof or thereof or the transactions contemplated hereby or thereby brought by the other party or its successor or assign and
              (b) to the extent permitted by applicable law, irrevocably waives and agrees not to assert by way of motion, as defence or otherwise any claim that it is not personally subject to the jurisdiction of the abovenamed courts; that the suit, action or proceedings is brought in an inconvenient forum, that venue is improper or that this agreement or the other Transaction Documents or the subject matter hereof or thereof may not be enforced in or by such court. Nothing herein contained shall prevent either party from bringing suit in any other appropriate jurisdiction.

28.3     Service of Process

28.3.1 With respect to actions, suits and proceedings brought in the courts named in Clause 28.2. each of Lessor and Lessee hereby waives personal service of process and agrees that service of process may be made upon certified or registered mail, return receipt requested, at the address specified in Clause 27 and that such service shall be deemed completed on the fifth business day after service is deposited in the mail. Nothing herein shall affect the right to service process in any other manner provided by applicable law or accordance with the Hague Convention if applicable.

28.4     Waiver

              Lessee and Lessor hereby waive the right to a trial by jury.

                                   SCHEDULES
                                    Page 144





                                 SIGNATURE PAGE
                                     Page 96





SIGNATURE PAGE


IN WITNESS whereof the parties hereto have executed this Agreement on the date showed at the beginning of this Agreement.

SIGNED on behalf of INDIGO AVIATION AB (PUBL)


By:           ___________________________

Name:         ___________________________

Title:        ___________________________


SIGNED on behalf of FRONTIER AIRLINES, INC.


By:           ___________________________

Name:         ___________________________

Title:        ___________________________


Receipt of the "original" counterpart of this Agreement is hereby acknowledged.

                                   SCHEDULE 1


                             AIRCRAFT SPECIFICATION


Model                              Boeing 737-3S1
Serial Numbers                     24856
Current Registration               N372TA
New Registration Mark    N311FL
Line Number              1911
Date of Manufacture      September, 1990
Engines                            CFM International CFM56-3C1 @ 22,000 lbs
APU                                Garrett GTCP85-129E
Present Operator                   TACA International Airlines SA

WEIGHTS                  Lbs.

Max Taxi Weight          137,500
Max Take Off Weight      137,000
Max Landing Weight       116,600
Max Zero Fuel Weight     106,500
Basic Empty Weight       71,436
Max Fuel capacity                  5,311 US Gallons

INTERIOR CONFIGURATION

Seating                            136 Y
Galleys                            G1, G2, G4B, G7  Driessen
Lavatories                         1 Forward, 2 Aft


AIRFRAME AND ENGINE STATUS (As of May 10 , 1999)

AIRFRAME

Total Hours              26,480
Total Cycles             17,493
Time since C-Check            0 hours
Time to next D-Check     July 2006


                          AIRFRAME MAINTENANCE PROGRAM


CHECK                              SCHEDULE

C1 Check                           3,800 hours
C2 Check                           7,600 hours
C3 Check                           11,400 hours
C4 Check                           15,200 hours
D1 Check                           22,400 hours
C7 Check                           26,600 hours

ENGINES                            (As of May 10, 1999)

Serial Number            725630                     724667
Total Hours              22,807                     24,821
Total Cycles             14,593                     16,282
Cycles Remaining          3,955 Con Suppt            3,537 HPT Disk
Hours Since Shop Visit

LANDING GEAR             (As of May 10, 1999)

Right Main                         CSO 3,194
Left Main                          CSO 3,194
Nose                               CSO 3,194
Overhaul limit                     MLG 16,000 cycles /NLG 16,000 cycles

                NAVIGATIONAL, COMMUNICATION, ELECTRONIC SYSTEMS,
                           FURNISHING & EQUIPMENT LIST

DESCRIPTION              MANUFACTURER        MODEL OR          QTY
                                             PART NUMBER

Flight Control Computer  Sperry/Honeywell    4051600-913        2
Mode Control Panel                           4051601-937        1
Autothrottle Computer    Smiths Industries   735SUE6-9          1
Passenger Address        Collins             346-2B             1
CVR                      Sundstrand          980-4100GQUS       1
HF Communication         Collins             628T-2A            1
VHF Communication        Collins             622-5219-004       2
Electric Altimeter       Smiths              2057-01-1          2
Digital Air Data ComputerHoneywell           HG 480 E1          2
EHSI Colour              Collns              622-7999-013       2
EADI Colour              Collins             622-7998-013       2
TRU                      Honeywell           HG1050AD05         2
GPWS                     Sundstrand          965-0648-004       1
FMC                      Lear Siegler        168925-05-01       1
VHF Nav                  Collins             622-3257-001       2
ATC                      Collins             622-7878-201       2
DME                      Collins             622-2921-006       2
ADF                      Collins             777-1492-005       1
Marker                   Collins             51 Z4              1
Radio Altimeter          Collins             622-3890-020       2
WX-Radar                 Collins             622-5129-105       1
DFDR                     AlliedSignal        980-4100DXUS       1
DFDAU                    Sundstrand          965-0657-003       1
ACARS Man. Unit          Teledyne            2229385-35         1
Transponder              Collins             622-7878-201       2
TCAS                     Honeywell           4066010-903        1
SGU                      Collins             622-8000-006       2

                                   Annexure 1


                             AIRCRAFT DOCUMENTATION

Note: This Annexure 1 is to be used for reference purposes only. The Aircraft Documents will be more closely identified in Annexure 1 to the Acceptance Certificate.

A.       Certificates

-        Certificate of Airworthiness
-        Certificate of Registration
-        Noise Certificate
-        Radio License


B.       Aircraft Status Records

-        Technical Log Book
-        Airframe Maintenance Status Report
-        Manufacturer's Service Bulletin Status Report
-        Airworthiness Directive Compliance Report (terminated and repetitive)
-        Local Modification Status Report List with Substantiating Data
-        Last Weighing Report
-        Repair Datas Structural Repairs


C.       Aircraft Maintenance Records

-        Test Flight Reports
- Last Boeing "C" check and maintenance check Work Cards for each "C" check multiple (or segment)


D.       Aircraft History Records

-        Aircraft Structural Repair History (if applicable)
-        Service Difficulty Report (if applicable)
-        Accident or Incident Report (if applicable)


E.       Engine Records (for each engine)

-        Log Books
-        Last overhaul and repair documents for each module
-        Airworthiness Directive Compliance Report (terminated and repetitive)
-        Manufacturer's Service Bulletin Status Report
-        Engine Disk Sheet
-        Engine Data Submittal Sheet
-        Condition Monitoring Status Report


F.       APU Records

-        Log Book
-        Last overhaul and repair documents
-        Manufacturer's Service Bulletin Status Report


G.       Component Records (including components installed engines and APU)

- Time Controlled Component Status Report with remaining hours and cycles (if applicable)
- Service ability tags or back-up documentation for components replace since delivery from Boeing


H.       Manuals

1.       Airplane Flight Manual
2.       Quick Reference Handbook
1.       Aircraft Operating Manual
1.       Weight and Balance Manual Supplement
1.       Wiring Diagram Manual (microfilm)
1.       Illustrated Parts Catalog (microfilm)
1.       Aircraft Maintenance Manual (microfilm)
1.       CFMI Illustrated Parts Catalog
1.       Vendor Manual Seats
1.       Vendor Manual Galleys
1.       Vendor Manual Ovens
1.       Vendor Manual Coffeemakers

I.       Miscellaneous Technical Documents

-        Maintenance Program Specifications/Requirements
-        Interior Configuration Drawings
-        Loose Equipment Inventory List
-        Delivery documentation ex Boeing
-        Export Certificate of Aircraft
-        Aircraft Readiness Log
-        Rigging Record Brochure
-        Miscellaneous Delivery Record Brochure
-        Fuel Measuring Stick Calibration Brochure
-        FAA Airworthiness Directive Compliance Record

                                   SCHEDULE 2


                             CERTAIN BUSINESS TERMS


1.            Agreed Value

              Agreed Value means  *

2.            Basic Rent

              The Basic Rent payable on each Rent Date during the Lease Term shall be * .

3.            Damage Notification Threshold

              Damage Notification Threshold means * .

4.            Engine Agreed Value

              Engine Agreed Value means for each engine * .

5.            Lease Expiry Date

              Means the date falling 72 months from the Delivery Date.

6.            Lease Term

              Means the period commencing on the Delivery Date and ending on the Lease Expiry Date;

7.            Letter of Credit

               The Lessee shall provide the Lessor with an additional Security Deposit in form of an irrevocable, assignable standby letter of credit in the amount of * issued at least three days prior to Scheduled Delivery Date by a major US Bank in a form and substance acceptable by Lessor (the Letter of Credit).

8.            Maintenance Reserves

              Lessee shall during the Lease Term pay the following Maintenance Reserves to Lessor:

              (i)      Airframe Maintenance Reserve

                       *  for each Flight Hour that the Airframe is operated;

              (ii)     Engine Maintenance Reserve, Refurbishment and LLP's

                       *  for each Flight Hour that each Engine is operated;

              (iii)    Landing Gear Maintenance Reserve

                       *  for each Flight Hour that the Aircraft is operated;

              (iv)     APU Maintenance Reserve

                       *  for each Flight Hour that the APU is operated.

              The amounts payable by Lessee to the Maintenance Reserves as set out herein shall be subject to escalation on each of the anniversary dates of the first day of the Lease Term at a rate of two and a half percent (2.5%) per year.

9.            Minimum Liability Coverage

               Minimum Liability Coverage means * on each occurrence.

10.           Scheduled Delivery Date

              Scheduled Delivery Date means on or about __ June 1999 or such other date as the parties may mutually agree and Lessor may be able to deliver the Aircraft to Lessee.

11.           Security Deposit

               Lessee has paid to Lessor a cash Security Deposit in the amount of * and shall provide Lessor with additional Security Deposit according to Clause 8 of this Schedule 2.

               The cash Security Deposit of * will be credited to the first payment of Rent payable by Lessee during the Lease Term. The Security Deposit will be non-refundable in the event of failure by Lessee to take delivery of the Aircraft in accordance with this Agreement.

12.           Supplemental Rent for Excess Cycles

               If on each of the anniversary dates of the first day of the Lease Term, based on the previous twelve (12) months period (or portion thereof) of the Lease Term the Aircraft has been operated more Cycles than the number of Cycles which would result from an average Flight Hour/Cycle ratio of one point five (1.5) Flight Hours to one (1) Cycle, Lessee will pay Lessor as Supplemental Rent * for each Cycle the Aircraft actually operated during such twelve (12) months period (or portion thereof) in excess of the number of Cycles which result from an average Flight Hour/Cycle ratio of one point five (1.5) Flight Hours to one (1) Cycle. A calculation will be made as of the last day of each anniversary of the first day of the Lease Term each year and such Supplemental Rent will be due and payable by Lessee on the date on which the next Maintenance Reserve payment is due (in accordance with Clause 9.2) following such Flight Hour/Cycle calculation period.

                                   SCHEDULE 3


                             INSURANCE REQUIREMENTS


1.1           Types of Insurance

              The Insurances required to be maintained are as follows:

(a) an All Risks Hull Insurance Policy on the Aircraft on an agreed value basis in an amount not less than the Agreed Value with insurers not entitled to replace the Aircraft in the event of an insured Total Loss;

(b) an All Risk Hull Insurance Policy on each Engine when not installed on the Aircraft on an agreed value basis not less than the Engine Agreed Value;

(c) insurance covering all risks of physical loss or damage howsoever occasioned in respect of engines, spare parts and equipment forming part of the Aircraft but which for the time being are removed from the Aircraft, and are not insured by the Aircraft's hull and war risk insurance in an agreed value of not less than their replacement cost;

(d) a War Risks Insurance Policy on the Aircraft covering all of those risks which are currently enumerated in Lloyds Form AVN.48B War, Hi-jacking and Other Perils Exclusion Clause (Aviation), other than paragraph (b) thereof to the fullest extent possible and any additional risks which may hereafter be included therein or in any form succeeding to any of its functions on an agreed value basis in any amount not less than the Agreed Value;

(e) Liability Insurance, being Aircraft Third Party Legal Liability, Passenger, Contractual Legal Liability, Baggage Legal Liability, Cargo and Mail Legal Liability and Airline General Third Party Legal Liability including war and allied perils to the fullest extent available for a combined single limit of liability bodily injury/property damage of not less than the Minimum Liability Coverage any one accident provided that if the Lessor on the basis of advice received from an independent insurance adviser believe that the relevant liabilities shall be unlimited or that such limit should be revised upwards, it shall be replaced by unlimited liability or such higher limit as may be appropriate in the light of circumstances prevailing in the international airline industry at the time and provided further that the Lessor shall not be obliged by this Clause to effect and maintain insurance in respect of any inability to recover from any manufacturer of the Airline, Engines or any Part, losses and liabilities incurred as a result of negligent manufacture.

1.2           Terms of Hull and Spares Insurance

              All required hull and spares insurance, so far as it relates to the Aircraft, will:

(a) Settlement of Losses: provided that any loss will be payable in Dollars to Lender, if none, to Lessor or at the request of Lessor to Lender. In respect of any other claim, the relevant policy shall provide that settlement (net of any relevant policy deductible) shall be made with such parties as may be necessary to repair the Aircraft or as otherwise agreed after consultation between the Lender, the Owner Trustee, the Lessor and the Lessee. The relevant policy shall provide that such payments shall only made provided the same are in compliance with all applicable laws and regulations.

(b) 50/50 Provision: if separate hull "all risks" and "war risks" insurances are arranged, include a 50/50 provision in accordance with market practice AVS. 103 is the current market language;

(c) Deductibles: provide for deductibles in respect of the Aircraft All Risks Hull Insurance Policy or War Risks Insurance Policy of no more than US$500,000 (or the minimum deductible amount carried under the airline's insurance policy if less than US$500,000).

(d) Customary Risks: cover at least such risks as are customarily insured against in the airline industry for any amount not less than the Agreed Value;

(e) Sound Practice: be in accordance with sound international airline practice.

1.3           Terms of Liability Insurance

              All required liability insurances will:

(a) cover at least such risks as are customarily insured against in the airline industry and names the additional assured as additional named insured for their respective rights and interest;

(b) be in form and substance in accordance with sound international airline practice (having regard to the type of aircraft or engines involved);

(c) provide that upon payment of any loss or claim by the insurers in accordance with the endorsement relating to the relevant policy naming the additional assured as additional assureds, the insurers shall to the extent and in respect of such payment be thereupon subrogated to all legal and equitable rights of the additional assured indemnified under such endorsement relating to the Insurances (but not against any additional assured) and further provides that the insurers shall not exercise such rights without the consent of those additional assured such consent not to be unreasonably withheld and at the expense of the insurers such additional assured shall do all things reasonably necessary to assist the insurers to exercise the said rights;

(d) provide that except in respect of any provision for automatic termination or cancellation specified in the policy or any endorsement thereof, cover for the interests added by the endorsement relating to the relevant policy may only be cancelled or materially altered in a manner adverse to the additional assured by the giving of not less than thirty (30) days (but seven
              (7) days or such lesser period as may be customarily available in respect of War risks) notice in writing to the insurance brokers and that notice shall be deemed to commence from the date such notice is given by the insurers and that such notice will not be given at the normal expiry date of the policy or any endorsement;

(e) is primary without right of contribution from any other insurance which may be available to the additional assured;

(f) subject to the provisions naming the additional assured as additional assured, operates in all respects as if a separate policy had been issued covering each additional assured;

(g) provides that non of the additional assured shall be responsible for any premiums in respect thereof, and that the insurers shall waive any right of set-off or counterclaim against the additional assured (except in respect of any outstanding premiums in respect of the Aircraft);

(h) provides that the insurance thereunder shall not be invalidated by any act or omission, including misrepresentation and non-disclosure, of any other person which results in breach of any term, condition or warranty of the relevant policy provided that the additional assured so protected has not caused or contributed to or knowingly condoned the said act or omission;

(i) has a deductible in respect of passenger baggage and cargo of an amount which, at any time, is customary in the international aviation market at the time for Boeing 737-300 aircraft in each case in respect of any one claim;

(j) contains a provision insuring (to the extent of the risks covered by the policy) the indemnity provisions of security document entered into in favour of the Lender; and

(k) specifically refers to any security document entered into in favour of the Lender or any loan agreement.

1.4           Terms of All Insurances

              All Insurances will:

(a)           Dollars: provide cover denominated in dollars;

(b)           World-wide:   operate  on  a  world-wide  basis  subject  to  such
              limitations and exclusions as the parties and the insurance market may agree;

(c) Acknowledgement: acknowledge the insurer is aware and has seen a copy of this Agreement, that the Aircraft is owned by Owner Trustee for the benefit of and the existence of any financing or security documents to which Lenders may be party;

(d) Breach of Warranty: provide that, in relation to the interests of each of the additional assureds, the Insurances will not be invalidated by any act or omission, including misrepresentation and non-disclosure, by Lessee, or any other person provided that such additional assureds regardless of any breach or violation by Lessee, or any other person other than the respective additional assured seeking protection of any warranty, declaration or condition, contained in such Insurances has not caused or contributed to or knowingly condoned the said act or omission;

(e) Subrogation: provide that upon payment of any loss or claim by the insurers in accordance with the endorsement relating to the relevant policy naming the additional assured as additional assureds, the insurers shall to the extent and in respect of such payment be thereupon subrogated to all legal and equitable rights of the additional assured indemnified under such endorsement relating to the Insurances (but not against any additional assured) and further provides that the insurers shall not exercise such rights without the consent of those additional assured such consent not to be unreasonably withheld and at the expense of the insurers such additional assured shall do all things reasonably necessary to assist the insurers to exercise the said rights;

(f) Premiums: provide that the additional assureds will have no obligation or responsibility for the payment of any premiums due but reserve the right to pay the same should any of them elect so to do and that the insurers will not exercise any right of set-off or counter-claim in respect of any premium due against the respective interests of the additional assureds other than outstanding premiums relating to the Aircraft, any Engine or Part the subject of the relevant claim;

(g) Cancellation/Change: provide that the Insurances will continue unaltered for the benefit of the additional assureds for at least thirty (30) days after written notice by registered mail or telex of any cancellation, change, event of non-payment of premium or instalment thereof has been sent to Lessor, except in the case of war risks for which 7 days or such lesser period as is or may be customarily available in respect of war risks or allied perils will be given and that notice shall be deemed to commence from the date such notice is given by the insurers and that such notice will not be given at the normal expiry date of the policy or any endorsement;

(h) Indemnities: accept and insure the indemnity provisions of this Agreement to the extent of the risks covered by the policies (it being understood that certain matters listed in Clause 20.1.1: registration, import, Overhaul, deregistration, export, manufacture, design and testing and (c) are not covered).

(i)           Endorsement: contains an endorsement naming:

              (i)        the Lender as loss payee in the case of a Total Loss;

              (ii) the Lender as loss payee in the case where the amount payable by the insurers upon any claim other than in respect of Total Loss is greater than US$5,000,000; and

              (iii) the Lessor as loss payee in the case where the amount payable by the Insurers upon any claim other than in respect of a Total Loss is less than US$5,000,000 unless and until the Lender notifies the insurance brokers or the insurers that an Event of Default has occurred, in which event the loss payee shall be the Lender;

(j) specifically refer to each loan agreement or charge between the Lessor and any Lender.

1.5           Deductibles

              Lessee shall be responsible for any and all deductibles under the Insurances.

1.6           AVN 67B

              Notwithstanding the foregoing, if Lessee provides insurance certificates in compliance with AVN 67B it shall be regarded as having satisfied those of the insurance provisions set out above that are covered by that endorsement.

1.7           AVN 2000 (or similar)

              If AVN 2000 or similar "Date Recognition Exclusion Clause" applies in respect of the Insurances then:

(a)           the Insurance certificate shall state that this is the case; and

(b) the Insurances must provide for AVN 2001 (aircraft exposures) and AVN 2002 (non-aircraft exposures) or similar "Date Recognition Limited Coverage Clauses" and the insurance certificates must state that this is the case.

                                   SCHEDULE 4

                               DELIVERY CONDITIONS

The Aircraft will be delivered "AS IS, WHERE IS" at the Delivery Location and will conform to the conditions outlined in this Schedule 4.

The actual condition of the Aircraft at Delivery will be documented on the Acceptance Certificate as noted in Schedule 5 of the Aircraft Lease Agreement.

Certification:

A United States Standard Certificate of Airworthiness suitable for Part 121 operations. The Aircraft will be airworthy (conform to type design and be in a condition for safe operation), with all Aircraft equipment, components and systems operating in accordance with their intended use and within limits established by the Aircraft Maintenance Manual.

Configuration:

An all economy 136 seat interior with a 31" minimum seat pitch. (Note. Lessee may sell seats for its own account , provided replacement seats acceptable to Lessor are installed, title is transferred to Lessor and the replacement seats are returned with the Aircraft at Redelivery)

Paint:

The exterior will be painted in Lessee's white base colour and green lettering. Lessee will provide the tail decals.

Airframe:

Fresh from next Block C Check, excluding hours and cycles used on the Demonstration/ Ferry Flights, with a minimum of 18,000 hours remaining until the next due C7 Check/ Structural Inspection.

A. The Aircraft will have no deferred maintenance items, unique inspections or temporary repairs at Delivery.

B. Modifications and Repairs installed on the Aircraft at Delivery will have been accomplished in accordance with FAA approved data.

C. The Aircraft will be in compliance with the Manufacturer's CPC program.

D. If available, any No Charge Service Bulletin Kits not installed by Prior Owner will be loaded onboard the Aircraft as cargo.

F.            Fuel tanks will be free from contamination.

Engines:

Each of the installed engines will be fresh from the shop visit with at least 3,500 cycles remaining on the most limiting LLP and sufficient EGT margin/performance to facilitate operation until the next scheduled removal for LLP replacement under normal operating conditions at 3B2 Power (22,000 Lbs Thrust). Based upon the current shop visit workscope, ESN 725630 will have 3,955 cycles remaining on its most restrictive LLP and ESN 724667 will have 3,537 cycles remaining on its most restrictive LLP at 3B2 Power (22,000 Lbs Thrust).

Each Engine will pass a Performance Engine Run in accordance with the Aircraft Maintenance Manual.

Each Engine will pass a hot and cold section borescope inspection.

APU:

Serviceable and passing a borescope inspection.

Components:

Unless otherwise agreed, each component that is time controlled will have at least 3,000 flight hours or cycles remaining until next inspection/overhaul. Each component that is calendar controlled will have at least 12 months remaining until its next inspection/ overhaul. Condition Monitored/On Condition components will be serviceable.

Landing Gear:

Each Landing Gear will have at least 12,000 cycles remaining until the next inspection or overhaul.

Airworthiness Directives (AD's):

Airworthiness Directives requiring compliance on or before Delivery will be in compliance.

Demonstration Flight:

Prior Owner will perform a one and one half hour flight demonstrating the satisfactory operation of the Aircraft with no more than two Lessee observers, as designated by Lessor, on board during such Demonstration Flight.

Records:

Documentation required to maintain a United States Standard Certificate of Airworthiness will be in English or translated into English prior to delivery.

Aircraft Documentation:

The Aircraft Documents will be identified in Annexure 1 to the Acceptance Certificate.

                                   SCHEDULE 5


                             ACCEPTANCE CERTIFICATE


This Acceptance Certificate is delivered, on the date set out below by FRONTIER AIRLINES, INC. (Lessee), to INDIGO AVIATION AB (PUBL)(Lessor), pursuant to the Aircraft Lease Agreement dated 2nd of June 1999 between Lessor and Lessee (the Lease). Capitalized terms used in this Certificate shall have the meanings given to such terms in the Lease.

1.            Details of acceptance

Lessee hereby confirms to Lessor that Lessee has at _____o'clock on this ___ day of ______, at _____ accepted the following, in accordance with the provisions of the Lease:

(a)     Airframe
        Type: _____                Reg.: _____                   S/N: _____

(b)     Engines
        Type: _____            S/N No.1: _____             S/N No. 2: _____


(c)     APU:

MSN    Total Flight Hours   Flight Hours/ Cycles       Flight Hours/Cycles
                            remaining until next HSI   remaining on turbine and
                            inspection                 compressor life limited
                                                       parts


(d)     Landing Gears

Position   Serial No.   Total Flight        Flight Hours/ Cycles  Flight Hours/
                         Hours/Cycles       since last Overhaul   Cycles to next
                                                                  sched. Removal
Nose          ___    ___ Flight Hours      ___ Flight Hours     ___ Flight Hours
                     ___ Cycles            ___Cycles            ___ Cycles
Right Main    ___    ___ Flight Hours      ___ Flight Hours     ___ Flight Hours
                     ___ Cycles            ___Cycles            ___ Cycles
Left Main     ___    ___ Flight Hours      ___ Flight Hours     ___ Flight Hours
                     ___ Cycles            ___Cycles            ___ Cycles


(e) Equipment Check List: as per list signed by Lessor and Lessee and attached hereto; and

(f) Aircraft Documents List: as per list signed by Lessor and Lessee and attached hereto; and

(g)     Place of Acceptance: ______________


2.       Confirmation

Lessee confirms to Lessor that as at the time indicated above, being the Delivery Date:

(a) the representations and warranties contained in Clause 2.1 of the Lease are hereby repeated;

(b)     the Aircraft is insured as required by the Lease; and

(c) Lessee's authorised technical experts have inspected the Aircraft and the Aircraft Documents to ensure that the Aircraft and the Aircraft Documents conform to Lessee's requirements. The Aircraft and the
        Aircraft   Documents   are  in   accordance   with  the
        specifications of the Lease and satisfactory in all respects.

3.       Fuel at Delivery

3.1           Fuel on board at Delivery: ____ kilos (___ gallons).

3.1 Annexed hereto is details of any damage to the Aircraft as at Delivery.

3.1           The  Airframe,  Engines  and  Parts  had  the  following    Flight
              Hours/Cycles at Delivery:

(a)           Airframe:

Total hours     Total landings    Since last "C" Check      Since last "A" Check

_________       ________          ______ Flight Hours        ______ Flight Hours
                                  ______ Cycles              ______ Cycles

(b)           Engines:

Position     Serial No.    Total Flight    Total     Since last    Since last
                            Hours          Cycles    shop visit    Engine
                                                                   Performance
                                                                   Restoration
                                                                   Visit
                                                    ____ Flight     ____ Flight
                                                         Hours           Hours
                                                    ____ Cycles     ____ Cycles

See attached Engine run records and disc sheets for further description of Engines at Delivery.

IN WITNESS WHEREOF, Lessee has, by its duly authorised representative, executed this Certificate on the date specified in paragraph 1 above.

Lessee:       FRONTIER AIRLINES, INC.

By:           _________________________

Title:        _________________________


Annexure 1    Aircraft Documents
Annexure 2    Aircraft Equipment List
Annexure 3    Damage Chart

                                   SCHEDULE 6


                             CERTIFICATE OF DIRECTOR
                                       OF
                             FRONTIER AIRLINES, INC.


I, _____________________, do hereby certify that:

1. I am a duly and acting Director of Frontier Airlines, Inc., a Colorado corporation (the "Company").

2. Attached hereto as Exhibit A is a true, correct and complete copy of the Certificate of Incorporation of the Company, as amended to the date hereof, and such Certificate of Incorporation remains in full force and effect on the date hereof.

3. Attached hereto as Exhibit B is a true, correct and complete copy of the Articles of Association to of the Company and by-laws, as amended to the date hereof, and such Articles of Association and by-laws remain in full force and effect on the date hereof.

4. Attached hereto as Exhibit C is true, correct and complete copy of resolutions duly adopted by the Board of Directors of the Company at a meeting duly called and held in [ ] approving the execution, delivery and performance of the Aircraft Lease Agreement dated as of __ June 1999 between Indigo Aviation AB (publ) as lessor and the Company as lessee (the "Lease") and the other Transaction Documents (as defined in the Lease) to which the Company is a party, and said resolutions have not been revoked, rescinded or modified and, at the date hereof, are in full force and effect.

5. The following persons are duly qualified and acting officers of the Company, and each of such officers certifies that the signature appearing opposite the name of each other officer is his genuine signature:

6. I do hereby certify that all of the Company's representations and warranties set forth in the Lease are true and correct at the date hereof.

Title                Name                                Signature


[         ]          [             ]                     ----------------------



IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ____ day of ___________.








I, ________, acting as special counsel to Frontier Airlines, Inc., do hereby certify that ______________ is a duly elected, qualified and acting director of Frontier Airlines, Inc. and that the signature set forth above is his genuine signature.


IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ___ day of ____________.

                                   SCHEDULE 7

                           FORM OF LETTER OF AUTHORITY

[ Addressee ]



                                    AUTHORITY


This Authority is given on _________.

Pursuant to an Aircraft Lease Agreement (the Lease) dated as of __ June 1999, made between Indigo Aviation AB (publ) as lessor (Lessor) and Frontier Airlines, Inc. as lessee (Lessee) relating to one (1) Boeing 737-3S1 aircraft bearing manufacturer's serial number 24856 and registration mark N311FL (the Aircraft), Lessee will operate the Aircraft during the term of the Lease.

Lessee hereby irrevocably authorises yourselves, during the term of the Lease, to disclose to Lessor or to anyone duly appointed by it, upon request by the same, particulars of any and all outstanding charges due to or collectable by you and incurred in respect of:

              (i)        the Aircraft; and

              (ii) any other aircraft being operated by Lessee on the date such request, from time to time, is made.


IN WITNESS WHEREOF a duly authorised representative of Lessee has granted this Authority on the day and year first above mentioned.

Signed by:


-------------------------
for and on behalf of
[      ]

                                   SCHEDULE 8
                                POWER OF ATTORNEY

The undersigned, Frontier Airlines, Inc. (Lessee) refers to the Aircraft Lease Agreement dated as of __ June 1999, as amended and supplemented from time to time (the Lease) between, Indigo Aviation AB (publ) (Lessor) and Lessee with respect to one (1) Boeing 737-3S1 Aircraft bearing manufacturer's serial number 24856 and registration mark N311FL (the Aircraft).

In consideration of the sum of US$ 1 paid by Lessor to Lessee (the receipt and sufficiency of which is hereby acknowledged), Lessee irrevocably appoints Lessor (Attorney) as its true and lawful attorney to:

Execute and to do and perform upon its behalf and in its name or otherwise to deliver any documents, instruments or certificates with such amendments thereto (if any) which may be required to obtain deregistration of the Aircraft from the register of aircraft maintained by the Federal Aviation Administration of the United States of America and the export of the Aircraft from the State of Registration (as defined in the Lease) upon the lawful termination of the Lease of the Aircraft;

AND generally to do any and all such acts and things and to execute under seal or hand (as appropriate) and deliver any and all documents under seal or under hand (as appropriate) as may be requested or required for such deregistration and export;

AND Lessee hereby undertakes from time to time and at all times to indemnify the Attorney against all costs, claims, expenses and liabilities howsoever incurred by all such Attorney in connection herewith and further undertakes to ratify and confirm whatsoever the Attorney shall lawfully do or cause to be done in or by virtue of this Power of Attorney;

AND for the better doing, performing and executing of the matters and things aforesaid Lessee hereby further grants unto the Attorney full power and authority to substitute and appoint in its place one or more attorney or attorneys to exercise for them as attorney or attorneys of Lessee any or all the powers and authorities hereby conferred and to revoke any such appointments from time to time and to substitute or appoint any other or others in the place of such attorney or attorneys as each attorney shall from time to time think fit.

This Power of Attorney shall be subject to, governed by and construed in accordance with the laws of [ ].

SIGNED ON BEHALF OF FRONTIER AIRLINES, INC.

By: _______________________


Title: ______________________

                                   SCHEDULE 9


Note: This form is made on the assumption that the State of Incorporation and the State of Registration are the same [herein "State"].


                        FORM OF OPINION OF LESSEE COUNSEL

                          to be addressed to [ Lessor ]
                                       and
                                   [ Lender ]


We have acted as counsel in [ Country of Lessee ] as counsel to [ Name of Lessee ] ("Lessee") in connection with an aircraft lease agreement dated [ ] and made between [ Name of Lessor ] as Lessor and Lessee as the lessee in respect of one [ Type of Aircraft ] bearing manufacturer's serial number [ ] (the "Aircraft") (the "Lease") and owned by Lessor, and have examined a copy of the following documents;

              (i)        the Lease;
              (ii)       the Acceptance Certificate;
              (iii)      the Letter(s) of Authority;
              (iv)       the Power of Authority;
              (v)        [ other documents ]; and
              (vi)       [     ]

and such other documents as we have considered it necessary or desirable to examine in order that we may give this opinion.

The documents referred to under (i) to (v) above are referred to as the "Relevant Documents".

Terms defined in the Lease shall have the same meaning herein.

On the basis on the foregoing we are of the opinion that:

(a) Lessee is duly incorporated in [ State ] for an indefinite period as a limited company and is a validly existing separate legal entity, which is subject to suit in its own name, in good standing, and, to the best of my knowledge, no steps have been, or are being, taken to appoint a receiver, liquidator, trustee or similar officer over Lessee, or to wind up Lessee or commence any other insolvency proceedings with respect to Lessee or to have Lessee dissolved by merger;

(b) Lessee has the corporate power to enter into and perform, and has taken all necessary corporate action to authorise the entry into, performance and delivery of the Lease and the transactions contemplated by the Lease and the Lease constitutes the legal binding obligations of the Lease, enforceable against the Lessee in accordance with its terms;

(c) the entry into and performance by Lessee of, and the transactions contemplated by, the Lease does not and will not:

              (i)        conflict with any laws binding on Lessee; or

              (ii)       conflict with the constitutional documents of Lessee; o

              (iii) result in the creation of any Security Interest upon any property of Lessee, pursuant to any mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets may be bound or affected;

(d) Lessee has obtained all authorizations, consents, licences, approvals and registrations necessary to be obtained from any governmental or other regulatory authorities in [ State ] to enable Lessee:

              (i) to enter into and perform the transactions contemplated by the Lease;

              (ii)       to import the Aircraft into [ State ];

              (iii) to conduct commercial air transport with the Aircraft in, to and from [ State ] in accordance with the applicable [ State's ] rules and regulations;

              (iv) to effect all payments provided for in the Lease.

(e) no registration, recording, filing or notarisation in any public office or elsewhere in [ State ] is necessary and no payment of any tax or duty is necessary to ensure the validity, enforceability or admissibility in evidence of the Lease, or the priority, if any, of the respective rights of Lessor and Lender under the Lease other than [please advise if applicable] and no other instrument is required to ensure the priority, enforceability and validity of the obligations of Lessee under the Lease and the Lease is in proper legal form under the laws of [ State ] for the enforcement thereof, if applicable, in the courts of [ State ];

(f) the Aircraft may be registered on the [ State's ] aircraft registry in the name of Lessor and no other steps are necessary or desirable to record or perfect either Lessor's interest in the Aircraft in [ State ];

(g) a mortgage over the Aircraft may be registered on the aircraft registry in [State] and with [ Name of authority ] for the benefit of Lessor and will upon registration constitute a valid and perfected security over the Aircraft under the laws of [ State ];

(h) upon termination of the Lease in accordance with its terms (whether on expiry or earlier termination) Lessor would be entitled:

              (i) to repossess the Aircraft without requiring any further permissions or approvals of any regulatory authority in [ State ];

              (ii) to de-register the Aircraft from the register of aircraft maintained by the Aviation Authority and to export the Aircraft from [ State ] without requiring any further permissions or approvals of any authority in [ State ] or any further regulators consent from Lessee or any third party, provided no mortgages are registered over the Aircraft, in which case the mortgagees have to consent to the de-registration;

(i) the Relevant Documents have been properly signed and delivered on behalf of Lessee and the obligations on the part of Lessee contained therein, assuming them to be valid and binding according to the laws of Sweden, are valid and legally binding on and enforceable against Lessee under the laws of [ State ] and in the courts of [ State ];

(j) the obligations of Lessee under the Relevant Documents are direct, general and unconditional, and rank or will rank at least pari passu with all other present and future unsecured and un-subordinated obligations of Lessee, with the exception of such obligations as are mandatorily preferred by law and not by reason of any security interest;

(k) under the laws of [ State ] the execution and delivery of the Relevant Documents, and the carrying out of the transactions thereby contemplated and the observance and performance by all parties of their respective obligations thereunder do not and will not result in any prejudice to or impairment or diminution of Lessor's interest in the Aircraft except for the express rights of possession of Lessee under the Lease;

(l) the Lease does not grant to Lessee any title rights in the Aircraft, nor does it give Lessee any capability of passing valid title to a purchaser or to create a mortgage over the Aircraft;

(m) Lessee, or any of its properties, assets, are not entitled to claim immunity from suit, execution, attachment or other legal process in [ State ] or any other jurisdiction affecting Lessee;
              the entry into and performance of the Lease Agreement by the company constitute private and commercial acts;

(n) there is no application usury or interest limitation law in [ State ] which restricts the recovery of payments of Default Interest in accordance with the Lease;

(o) Lessee is not in default under any agreement to which it is a party or by which is may be bound which would have a material adverse effect on its business, assets or condition and no material litigation or administrative proceedings before any Government entity is presently pending or, to the knowledge of Lessee, threatened against it or its assets which would have a material adverse effect on the business, assets or condition (financial or otherwise) of Lessee;

(p)           the  financial  position of Lessee is  represented  by its audited
              financial   statements  prepared  in  accordance  with  accounting
              principles generally accepted in [ State ];

(q) it is not necessary under the laws and constitution of [ State ], in order to enable the Lessor to enforce its rights under the Agreement or by reason of the execution of the Agreement or the performance by each of them of its obligation thereunder, that any of them should be licensed, qualified or entitled to carry on business in [ State ];

(r) there are under the laws of [ State ] no present restrictions on Lessee to make the payments required by the Transaction Documents;

(s) there are no registration, stamp or other taxes or duties of any kind payable in [ State ] by Lessor in connection with the signature, entering into, registration or performance of the Lease or the registration of title of ownership or a mortgage over the Aircraft except the following:

              (i)        registration of mortgages in [ State ];

              (ii)       registration of the Lease Agreement;

              (ii)       registration of title or ownership: [     ]; and

              (iv)       registration  of  the  mortgages  in  the  [  Name   of
                         Authority ]: [     ].

(t) Lessor will not violate any law or regulation in [ State ] nor become liable to tax in [ State ] by reason of Lessor entering into the Lease with Lessee, or performing its obligations thereunder;

(u) the c hoice of the laws of [ Applicable Law ] to govern the [ Lease/Relevant Documents ] is a valid and binding choice of law and will be recognised and applied by the courts of [ State ];

(v) Lessee's submission to the jurisdiction of the courts of [ Relevant Court(s) ] in the Lease is its legally valid and binding obligation;

(w) any judgement by the courts of [ Relevant Court(s) ] against Lessee which is enforceable in [ Relevant jurisdiction of Court(s)] is enforceable against Lessee in [ State ] provided [ advise conditions ];

(x) [If relevant] Lessee's submission to arbitration in accordance with the Rules of Conciliation and Arbitration of the
              International Chamber of Commerce in the Lease is its legally valid and binding obligation;

(y) [If relevant] any award by the arbitrators against Lessee, will be enforceable and confirmed by any competent [ State ] Court, as provided by the [ State ] law concerning confirmation of arbitration award by courts, without re-examination or re-litigation of the matter;

(z) there is no withholding tax or other tax to be deducted from any payment whatsoever which may be made by the Lessee to the Lessor under the Lease; the provisions in the Lease providing for the full compensation of the Lessor by the Lessee for any amount so withholding (and any amount withheld on such additional compensation) is legally binding upon Lessee and enforceable in accordance with the laws of [ State ].

                                   SCHEDULE 10


                 MONTHLY AIRCRAFT UTILISATION AND STATUS REPORT


To:           Indigo Aviation AB (publ)
From:         Frontier Airlines, Inc.

Aircraft Type:           Boeing 737-3S1
Registration Mark:       N311FL
Serial Number:           24856                       Month of:           _____

--------------------------------------------------------------------------------
Aircraft Total Time (Flight Hours) Since New:
--------------------------------------------------------------------------------
Aircraft Total Cycles Since New:
--------------------------------------------------------------------------------
Airframe Flight Hours Flown During Month:
--------------------------------------------------------------------------------
Airframe Cycles/Landing During Month:
--------------------------------------------------------------------------------
Time Remaining to C7 Check:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Engine Serial Number:                       Engine Serial Number:
--------------------------------------------------------------------------------
Original Position:                          Original Position:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Actual Location:                            Actual Location:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Time Since New:                       Total Time Since New:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Cycles Since New:                     Total Cycles Since New:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Flight Hours During Month:                  Flight Hours During Month:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cycles During Month:                        Cycles During Month:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Time Since Last Boroscope:                  Time Since Last Boroscope:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Time Until Next Boroscope:                  Time Until Next Boroscope:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Landing Gear:       Time Since     Time Since      Cycles Since     Cycles Since
                    Overhaul:      New:            Overhaul:         New:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RH Main:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LH Main:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Nose:
--------------------------------------------------------------------------------

Note: If an Engine is removed or installed on another Aircraft (subject to the provisions of the Agreement) it must be reported monthly on this form.

Any  service  bulletins,  Airworthiness Directives, engineering modifications or changes: .......................................................................
 ................................................................................

--------------------------------------------------------------------------------
                     Hours/Cycles     x    US$ Per Flight      =   Reserve
                     During Month          Hour/Cycle              payment
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Airframe:            Hours:           x                        =
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Original Engine      Hours:           x                        =
Serial Number:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Original Engine      Hours:           x                        =
Serial Number:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Engines:       Hours:           x                        =
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LLP:                 Hours:           x                        =
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Landing Gear:        Cycles:          x                        =
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APU:                 Hours:           x                        =
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                         Total
--------------------------------------------------------------------------------

                                   SCHEDULE 11


                         FORM OF QUIET ENJOYMENT LETTER


From:         [ Lender ]

To:           [ Lessee ]

Dated:        [          ]


Dear Sirs,


[ ] Aircraft bearing Manufacturer's Serial Number [ ] (the Aircraft) equipped with two (2) [ ] Engines bearing Serial Numbers [ ] and [ ] (the Engines)


With reference to that certain Aircraft Lease Agreement dated [ ] between [ ] as lessor (Lessor) and [ ] as lessee (Lessee) in relation to the Aircraft and the Engines (the Lease), we, the undersigned, hereby undertake that we shall not by our own acts interfere with Lessee's rights under the Lease during the Lease Term (as defined therein), including without limitation its rights to quiet use, possession and peaceful enjoyment of the Aircraft and the Engines, provided that no Default (as defined in the Lease) shall have occurred and be continuing.




-------------------
signed for and on behalf of [Lender]

                                   SCHEDULE 12


                                RETURN CONDITIONS


On the Redelivery Date the Aircraft will be in the same condition as at Delivery, ordinary wear and tear excepted.

Location:

A city in the continental United States of America (48 contiguous states) reasonably requested by Lessor.

Certification:

A United States Standard Certificate of Airworthiness suitable for Part 121 operations or an Export Certificate of Airworthiness as requested by Lessor.

The Aircraft will be airworthy (conform to type design and be in a condition for safe operation), with all Aircraft equipment, components and systems operating in accordance with their intended use and within limits established by the Aircraft Maintenance Manual.

Configuration:

An all economy 136 seat interior with a 31" minimum seat pitch.

Paint:

The Fuselage and the Vertical Stabilizer exterior will be sanded or stripped as needed and painted white. Lessee will install next lessee's logo on the fuselage provided the logo is no more complex than Lessee's logo. If the next lessee's logo is more complex than Lessee's then Lessee and Lessor will mutually agree in writing how the next lessee's logo will be installed.

Airframe:

Fresh from next due Block C Check, excluding hours and cycles used on the demonstration / Ferry Flights, with a minimum of 15,000 hours remaining until the next due C7 Check /Structural Inspection.

A.            The  Aircraft  will have no  deferred  maintenance  items,  unique inspections or temporary repairs at Redelivery.
B.            Modifications and Repairs installed on the Aircraft since Delivery will have been accomplished in accordance with FAA approved data.
C             Aircraft will be in compliance with the Manufacturer's CPC program
D:            If available, any No Charge Service Bulletin Kits not installed by
              Present Lessee will be loaded onboard the Aircraft as cargo.
E.            Fuel tanks will be free from contamination.

Engines:

Each Engine will have at least 3,000 hours and cycles remaining until next anticipated performance restoration shop visit and have at least a minimum of 3,000 hours and 3,000 cycles remaining until the next LLP limiter at 3B2 Power (22,000 Lbs Thrust).

Each Engine will pass a Performance Engine Run in accordance with the Aircraft Maintenance Manual.

Each Engine will pass a hot and cold section borescope inspection.

In addition, at redelivery, if the remaining life on any LLP installed in each Engine is higher than the remaining life on such LLP at the time of Delivery, and if Lessee has not fully recovered its additional investment in LLP's by way of reserve abatement as provided in the Side Letter, then Lessor will compensate Lessee. If the remaining life on any LLP is lower than at the time of Delivery, Lessee will compensate Lessor, provided that in any event, Lessee meets the minimum redelivery condition as set forth above, such compensation will be based upon the CFMI catalogue price for each LLP and will be capped at a maximum compensation, either way, of US$ 500,000 for both Engines.

APU:

Serviceable and passing a borescope inspection.

Components:

Each component that is time controlled will have at least 3,000 hours or cycles remaining until next inspection/ overhaul. Each component that is calendar controlled will have at least 12 months remaining until its next inspection/overhaul. Condition Monitored/On Condition components will be serviceable.

Landing Gear:

Each Landing Gear will have at least 12,000 cycles remaining until the next inspection or overhaul.

Airworthiness Directives (AD's):

Airworthiness Directives requiring compliance on or before Redelivery will be in compliance.

Demonstration Flight:

Lessee  will  perform  a  one  and  one  half  hour  flight   demonstrating  the
satisfactory operation of the aircraft with no more than two observers, as designated by Lessor, on board during such Demonstration Flight.

Records:

Documentation delivered to lessee at Delivery will be returned to Lessor along with the up to date Aircraft Maintenance Records that the Lessee has collected during the Lease Term.

Aircraft Documentation

Lessee will prepare the Aircraft Documents in one location at least ten (10) days prior to redelivery of the Aircraft. The Aircraft Documents, as identified in Annexure 1 to the Acceptance Certificate, will be redelivered in their latest revision to Lessor at the Redelivery Date.

                                   SCHEDULE 13


                          RETURN ACCEPTANCE CERTIFICATE


1. Frontier Airlines, Inc. (Lessee) and Indigo Aviation AB (publ) (Lessor) have entered into an Aircraft Lease Agreement dated __ June 1999, (Lease). Unless otherwise defined, capitalised terms used herein will have the meanings set forth in the Lease.

2.            Lessor has this _____ day of ______ (Time: _____) at _______
              received from Lessee possession of:

(a) one (1) Boeing 737-3S1 Aircraft, bearing manufacturer's serial number 24856, registration mark N311FL together with two (2) CFM56-3C1 engines bearing serial numbers 724667 and 725630, all Parts attached thereto and thereon in an airworthy condition; and

(b) all Aircraft Documents as listed in the Document Receipt attached hereto.

3. The Airframe, Engines and Parts had the following Flight Hours/Cycles at return:

(a)           Airframe:

Total hours    Total landings   Since last "C" Check       Since last "A" Check

______         _____            ______  Flight Hours       _____ Flight Hour
                                _______ Cycles             _____ Cycles


(b)           Engines:

Position    Serial No.  Total Flight    Total Cycles   Since last    Since last
                        Hours                          shop visit    Engine
                                                                     Performance
                                                                     Restoration
                                                                     Visit
_____        _____        _____         ______       ____ Flight  _____ Flight
                                                          Hours         Hours
                                                     ____ Cycles  _____ Cycles

Time Remaining to next life limited part removal

         Flight Hours                        Cycles
MSN:     _____                               _____
MSN:     _____                               _____

(c)           APU:

MSN      Total Flight Hours      Flight Hours/ Cycles      Flight Hours/Cycles
                                 remaining until next      remaining on turbine
                                 HSI inspection            and compressor life
                                                           limited parts

-----      ----                       ------                     -----

(d)           Landing Gears:

Position     Serial   Total Flight       Flight Hours/ Cycles  Flight Hours/
              No.     Hours/Cycles       since last Overhaul   Cycles to next
                                                                sched. Removal
Nose         ____     ___ Flight Hours   ___ Flight Hours      ___ Flight Hours
                      ___ Cycles         ___Cycles             ___ Cycles
Right Main   ____     ___ Flight Hours   ___ Flight Hours      ___ Flight Hours
                      ___ Cycles         ___Cycles             ___ Cycles
Left Main    ____     ___ Flight Hours   ___ Flight Hours      ___ Flight Hours
                      ___ Cycles         ___Cycles             ___ Cycles

(e) Status of components or Parts with time/Cycle and calendar limits (see attached sheet);

(f)           Fuel on board at return: ___kilos (____ gallons)

4.            Other  technical   information  regarding  the  Aircraft  and  its
              components are correctly set forth on the Aircraft report attached hereto.

5. The above specified Aircraft, Engines and documents are hereby accepted by Lessor subject to:

(a)           the provisions of the Lease; and

(b) correction by Lessee of the discrepancies specified in Annex 2 hereto (which correction Lessee hereby undertakes to perform as soon as reasonably possible).

6. Subject to Paragraph 7, the leasing of the Aircraft by Lessor to Lessee pursuant to the Lease is hereby terminated without prejudice to Lessee's continuing obligations under the Lease including, without limitation, Clauses 19 and 20.

7. Lessee represents and warrants that during the term of the Lease all maintenance and repairs to the Airframe and Engines were performed in accordance with the requirements contained in the Lease. Lessee further confirms that all of its obligations under the Lease whether accruing prior to the date hereof or which survive the termination of the Lease by their terms and accrue after the date hereof, will remain in full force and effect until all such obligations have been satisfactorily completed. Lessee represented that the documents delivered and listed in Annex 1 are true and accurate.

8.            This   Return  Acceptance Certificate is executed and delivered by the parties in ____________.

IN WITNESS WHEREOF, the parties hereto have caused this Return Acceptance Receipt to be executed in their respective corporate names by their duly authorised representatives as of the day and year first above written.


FRONTIER AIRLINES, INC.



By:

Title:


INDIGO AVIATION AB (PUBL)



By:

Title:


ATTACHMENTS:

Annexure 1.   Aircraft Documents
Annexure 2.   List of Discrepancies

                                   Annexure 1


                               AIRCRAFT DOCUMENTS

Note: This Annexure 1 is to be used for reference purposes only. The Aircraft Documents will be more closely identified in Annexure 1 to the Acceptance Certificate.


A.       Certificates

-        Certificate of Airworthiness
-        Certificate of Registration
-        Noise Certificate
-        Radio License


B.       Aircraft Status Records

-        Technical Log Book
-        Airframe Maintenance Status Report
-        Manufacturer's Service Bulletin Status Report
-        Airworthiness Directive Compliance Report (terminated and repetitive)
-        Local Modification Status Report List with Substantiating Data
-        Last Weighing Report
-        Repair Datas Structural Repairs


C.       Aircraft Maintenance Records

-        Test Flight Reports
- Last Boeing "C" check and maintenance check Work Cards for each "C" check multiple (or segment)


D.       Aircraft History Records

-        Aircraft Structural Repair History (if applicable)
-        Service Difficulty Report (if applicable)
-        Accident or Incident Report (if applicable)


E.       Engine Records (for each engine)

-        Log Books
-        Last overhaul and repair documents for each module
-        Airworthiness Directive Compliance Report (terminated and repetitive)
-        Manufacturer's Service Bulletin Status Report
-        Engine Disk Sheet
-        Engine Data Submittal Sheet
-        Condition Monitoring Status Report


F.       APU Records

-        Log Book
-        Last overhaul and repair documents
-        Manufacturer's Service Bulletin Status Report


G.       Component Records (including components installed engines and APU)

- Time Controlled Component Status Report with remaining hours and cycles (if applicable)
- Serviceability tags or back-up documentation for components replace since delivery from Boeing


H.       Manuals

1.       Airplane Flight Manual
2.       Quick Reference Handbook
1.       Aircraft Operating Manual
1.       Weight and Balance Manual Supplement
1.       Wiring Diagram Manual (microfilm)
1.       Illustrated Parts Catalog (microfilm)
1.       Aircraft Maintenance Manual (microfilm)
1.       CFMI Illustrated Parts Catalog
1.       Vendor Manual Seats
1.       Vendor Manual Galleys
1.       Vendor Manual Ovens
1.       Vendor Manual Coffeemakers

I.       Miscellaneous Technical Documents

-        Maintenance Program Specifications/Requirements
-        Interior Configuration Drawings
-        Loose Equipment Inventory List
-        Delivery documentation ex Boeing
-        Export Certificate of Aircraft
-        Aircraft Readiness Log
-        Rigging Record Brochure
-        Miscellaneous Delivery Record Brochure
-        Fuel Measuring Stick Calibration Brochure
-        FAA Airworthiness Directive Compliance Record

Annexure 2
Discrepancies
SCHEDULE 14


                                LEASE SUPPLEMENT


LEASE SUPPLEMENT NO. 1 dated June __, 1999, between Indigo Aviation AB (publ) (the "Lessor") and FRONTIER AIRLINES, INC. (the "Lessee").

Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of June __, 1999 (herein called the "Lease" and the defined terms therein being hereinafter used with the same meaning). The Lease provides for the execution and delivery from time to time of a Lease Supplement substantially in the form hereof for the purpose of leasing the aircraft described below under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof.

The Lease relates to the Aircraft, Parts and Engines as more specifically described below. A counterpart of the Lease is attached hereto and this Lease Supplement and the Lease shall form one document.

In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

1. Lessor hereby delivers and leases to Lessee under the Lease and Lessee hereby accepts and leases from Lessor under the Lease, that certain used Boeing Model 737-3S1 Aircraft bearing FAA Registration Mark N372TA (to be changed to N311FL), including the Airframe bearing manufacturers serial number 24856 and the two (2) CFM INTERNATIONAL CFM 56-3C1 Engines bearing manufacturer's serial numbers 724667 and 725630 described in Schedule 1 herewith ("Delivered Aircraft").

2. The Delivery Date of the Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

3. The Lease Term for the Aircraft shall commence on the Delivery Date and shall end on the Lease Expiry Date.

4. The amount of Rent for the Aircraft is set forth in the Lease and is payable as provided in the Lease.

5. Lessee hereby confirms to Lessor that (i) the Aircraft and each Engine installed thereon or belonging thereto have been duly marked in accordance with the terms of Clause 12.12 of the Lease,
              (ii) Lessee has inspected the Aircraft and the Aircraft satisfies the conditions set forth in the Lease and (iii) Lessee has accepted the Aircraft for all purposes hereof and of the Lease.

6.            All  of  the  terms  and   provisions  of  the  Lease  are  hereby
              incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

7. This Lease Supplement may be executed in any number of counterparts, each of such counterparts, except as provided on the front page of the Lease, shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Lease Supplement.

8.            This Lease Supplement has been delivered in New York.

SIGNATURE PAGE

IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to the Lease to be duly executed as of the day and year first above written.


LESSOR,

INDIGO AVIATION AB (PUBL)


By:

Title:


LESSEE,

FRONTIER AIRLINES, INC.


By:

Title: